Exhibit 10.1

LOAN AGREEMENT

TABLE OF CONTENTS

Page

ARTICLE 1 DEFINITIONS1

ARTICLE 2 THE LOANS15

2.1	The Loans15
2.2	Professional Fees17
2.3	Default Rate/Late Charges18
2.4	Prepayment18
2.5	Exercise of Remedies18
2.6	Interest Reserve18
2.7	Reserves19
2.8	Security Interest19
2.9	Partial Releases20
2.10	Release of Membership Pledge21

ARTICLE 3 EXTENSION OF INITIAL TERM21

3.1Extension21

ARTICLE 4 CLOSING, DISBURSEMENTS AND PAYMENTS23

4.1	Conditions Precedent to Closing23
4.2Conditions Precedent to Initial Disbursements of Construction Loan Proceeds27
4.3Conditions Precedent to Every Disbursement of Construction Loan and Revolving Line of Credit Proceeds29
4.4	Conditions Precedent Final Disbursement of the Construction Loan31
4.5Construction Funds Advances/Draw Procedure and Documents for Construction Loan33
4.6	Amount of Disbursements of Construction Funds/Limitations34
4.7	Additional Conditions to Disbursement of Revolving Line of Credit36
4.8	Manner of Disbursement36
4.9	Other Payments37

ARTICLE 5 REPRESENTATIONS AND WARRANTIES37

5.1	Organization and Authority.37
5.2	Industry Track Agreement37
5.3	Intentionally deleted37
5.4	Financial Statements37
5.5	No Litigation38
5.6	Marketable Title38
5.7	Covenants, Zoning and Codes38
5.8	Utilities38
5.9	Access to the Property39
5.10	Use of Proceeds39
5.11	Solvency39
5.12	No Conflicts39

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5.13	Execution and Delivery and Binding Nature of Loan Documents40
5.14	Accurate Information40
5.15	Approvals and Permits; Assets and Property40
5.16	Taxes.40
5.17	Compliance with Law40
5.18Representations and Warranties Upon Delivery of Financial Statements, Documents, and Other Information40
5.19	No Default41
5.20	No Burdensome Agreements41
5.21	Subdivision Laws41
5.22	ERISA41
5.23	Americans with Disabilities Act41
5.24	Anti-Terrorism Laws41
5.25	Leases41
5.26	Task Orders41
5.27	Director Parcel PSAs42
5.28	Declarations42
5.29	Certification42
5.30	Compliance with Surface Rights Statute42
5.31	Survival of Representations42

ARTICLE 6 AFFIRMATIVE COVENANTS42

6.1	Books and Records; Access By Bank43
6.2	Taxes and Other Indebtedness43
6.3	Payment of Claims43
6.4	Law; Judgments; Material Agreements; Approvals and Permits43
6.5	Insurance44
6.6	Damage or Destruction46
6.7	Condemnation47
6.8	Fixtures48
6.9	Further Assurances48
6.10	Industry Track Agreement48
6.11	Deposit Accounts; Security Agreement48
6.12	Deposit of Funds/Loan Balancing48
6.13	Commence and Continue Construction; Completion of Construction49
6.14	Ownership of Collateral50
6.15	Correction of Defects50
6.16	Changes and Change Orders50
6.17	Contesting Liens51
6.18	Notices51
6.19	Additional Banking Laws52
6.20	Purchase Contracts52
6.21	Leases52
6.22	Existence; Single Purpose Entity53
6.23	Declarations53
6.24	District Bond Financing Balancing53
6.25	District Board Composition54
6.26	Property Purchase and Sale Contracts55

6.27	Acquisition of County Parcel55
6.28	Execution and Delivery of Design Build Agreement55

ARTICLE 7 FINANCIAL COVENANTS55

7.1	Special Definitions55
7.2	Financial Covenants56
7.3	Financial Information56
7.4	Other Items and Information57

ARTICLE 8 NEGATIVE COVENANTS57

8.1	Further Indebtedness57
8.2	Alteration of Plans and Specifications57
8.3	Alteration of Other Documents; Entering into Leases58
8.4	Ownership; Control; Management58
8.5	Patriot Act58
8.6Unlawful Use, Medical Marijuana, Controlled Substances And Prohibited Activities59
8.7	Distributions, Dividends and Compensation60
8.8	Leases; Subleases60
8.9	Alteration of Property60
8.10	Junior Liens60

ARTICLE 9 DEFAULT AND REMEDIES60

9.1	Event of Default60
9.2	Remedies63
9.3	Setoff63
9.4	Recertified Appraisal64
9.5	Inspections64

ARTICLE 10 MISCELLANEOUS64

10.1	No Waiver64
10.2	Successors and Assigns64
10.3	Notices64
10.4	Authority to File Notices66
10.5	Time66
10.6	Amendments, etc66
10.7	Headings66
10.8	Number and Gender66
10.9	No Joint Venture66
10.10	Indemnify Bank66
10.11	Governing Law; Jurisdiction66
10.12	Automatic Acceleration67
10.13	Severability67
10.14	Attorneys’ Fees and Other Costs67
10.15	Right to Participate or Assign Loans67
10.16	Marshalling68
10.17	Dispute Resolution68
10.18	Limitation of Liability70
10.19	Waiver of Defenses and Release of Claims70

10.20	Increased Costs Generally70
10.21	Counterparts71
10.22	Entire Agreement71
10.23	Document Imaging71
10.24	Reporting Negative Information71

EXHIBIT A1

EXHIBIT B1

EXHIBIT C1

EXHIBIT D1

SCHEDULE 5.261

SCHEDULE 5.271

SCHEDULE 6.271

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LOAN AGREEMENT

THIS LOAN AGREEMENT is entered into to be effective as of May 20, 2022 (the “Effective Date”), and is by and between PACIFIC WESTERN BANK, a California state- chartered bank, whose address is 5050 South Syracuse Street, Suite 1000, Denver, Colorado 80237 (“Bank”), and RAIL LAND COMPANY, LLC, a Colorado limited liability company, 4601 DTC Boulevard, Suite 130, Denver, Colorado 80237 (“Borrower”).

RECITALS

This Agreement is made with respect to the following facts:

A.Borrower has applied to Bank for construction and revolving line of credit financing for the purpose of constructing and operating an industrial rail park facility in the Town of Watkins, Adams County, Colorado, as more particularly described on Exhibit A attached hereto and incorporated herein by reference (the “Property”).

B.Bank is willing to make such financing available to Borrower for the purposes and on the conditions set forth in this Loan Agreement.

NOW, THEREFORE, in consideration of the covenants and conditions, representations and warranties, and agreements contained herein, and such other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by all parties hereto, Borrower and Bank hereby promise and agree as follows:

ARTICLE 1 DEFINITIONS

In this Agreement, the following terms have the following meanings (such definitions to be equally applicable to the singular and the plural forms):

1.1“ADA” means the Americans with Disabilities Act of 1990, 42 U.S.C. Section 12101 et seq., as amended from time to time, or any regulations promulgated thereunder.

1.2“Agreement” shall mean this Loan Agreement, as it may be amended, modified, extended, renewed, restated, or supplemented from time to time.

1.3“Anti-Terrorism Laws” shall mean, collectively, any laws relating to terrorism or money laundering, including Executive Order No. 13224 and the Bank Secrecy Act (31 U.S.C.

§ 5311 et seq.), as amended by the PATRIOT Act, any laws implementing the Bank Secrecy Act, and the laws administered by the United States Treasury Department’s Office of Foreign Asset Control, as any of the foregoing laws may from time to time be renewed, extended, amended, or replaced.

1.4Appraisal” means the appraisal of the Improvements prepared by an appraiser licensed in the State, engaged by and acceptable to the Bank, and submitted to Bank pursuant to Section,4.1(c)(i), which appraisal must be in form and substance satisfactory to Bank. In the event

Bank obtains a new appraisal with respect to the Improvements in accordance with Section 9.4, the term “Appraisal” will refer to such new appraisal.

1.5	“Appraised Value” shall mean the “as-complete” appraised value of the Property.

1.6“Approvals and Permits” shall mean each and all approvals, authorizations, bonds, consents, certificates, franchises, licenses, permits, registrations, qualifications, and other actions and rights granted by or filings with any Persons necessary, appropriate, or desirable for ownership, operation and use by Borrower of the Project. In no event shall the Industry Track Agreement constitute an Approval or Permit for purposes of this Agreement or any other Loan Document.

1.7	“Arbitration Order” has the meaning set forth in Section 10.17.

1.8“Assignment of Contractor’s Agreements” means the Assignment of Contractor’s Agreements of even date herewith, from Borrower for the benefit of Bank, as it may be amended, modified, extended, renewed, restated or supplemented from time to time.

1.9“Assignment of Declarant’s Rights” means the Assignment of Declarant’s Rights with regard to the Declarations associated with the Project of even date herewith, from Borrower for the benefit of Bank, as it may be amended, modified, extended, renewed, restated or supplemented from time to time.

1.10“Assignment of Design Build Contract” means the Assignment of Design Build Contract to be executed in accordance with Section 6.28 hereof, from Borrower for the benefit of Bank, as it may be amended, modified, extended, renewed, restated or supplemented from time to time.

1.11“Assignment of Engineers’ Agreements and Plans and Specifications” means the Assignment of Engineers’ Agreements and Plans and Specifications of even date herewith, from Borrower for the benefit of Bank, as it may be amended, modified, extended, renewed, restated or supplemented from time to time.

1.12“Assignment of Licenses and Permits” means the Assignment of Licenses and Permits associated with the Project of even date herewith, from Borrower for the benefit of Bank, as it may be amended, modified, extended, renewed, restated or supplemented from time to time.

1.13“Assignments of Leases and Rents” means, collectively, the First Priority Assignment of Leases and Rents and the Second Priority Assignment of Leases and Rents.

1.14Assignment of Miscellaneous Contracts” means the Assignment of Miscellaneous Contracts, of even date herewith, from Borrower for the benefit of Bank, as it may be amended, modified, extended, renewed, restated or supplemented from time to time.

1.15	“Bank” has the meaning set forth in the preamble.

1.16	“Bankruptcy Code” has the meaning set forth in Section 5.11.

1.17	“Borrower” has the meaning set forth in the preamble.

1.18	“Borrower’s Equity” means the sum of $18,159,450.00.

1.19“Business Day” means every day except a Saturday, Sunday, national holiday, or a day on which Bank is obligated or permitted to be closed in Denver, Colorado.

1.20“CCR Estoppel” means the Estoppel Certificate from Borrower and the District in favor of Bank in form and content reasonably acceptable to Bank confirming the existence, status and enforceability of that certain Declaration of Covenants, Conditions, and Restrictions and Grant of Easements for Rocky Mountain Rail Park dated January 11, 2021, executed by Borrower and the District.

1.21“Certification” means the Beneficial Ownership Certification or other similar certification provided to Bank prior to or in connection with the execution of this Agreement.

1.22“Change in Law” means the occurrence after the date of this Agreement of any of the following: (i) the adoption or taking effect of any law, rule or regulation by a Governmental Entity, (ii) any change in any law, rule or regulation or in the administration, interpretation or application thereof by any Governmental Entity or (iii) the making or issuance of any request, guideline or directive (whether or not having the force of law) by any Governmental Entity.

1.23“Change Orders” means any change in the Plans and Specifications, any Construction Contract or any Subcontracts relating thereto, or any Construction Schedule, which is not a Minor Change Order, in which change has been approved by (a) Borrower, (b) Bank (subject to Section 6.16 hereof) and (c) the Contractor.

1.24	“Closing” means the day the Deed of Trust is recorded.

1.25“Collateral” means, individually or collectively, the Property encumbered by the Loan Documents in connection with the Loan (including, without limitation, the Project Improvements and any personal property associated therewith).

1.26“Collateral Assignment of Construction Project Delivery Agreement” means the Collateral Assignment of Construction Project Delivery Agreement dated of even date herewith from Borrower in favor of Bank, as it may be amended, modified, extended, renewed, restated, or supplemented from time to time.

1.27“Collateral Assignment of Director Parcel PSAs” means the Collateral Assignment of Director Parcel PSAs of even date herewith from Borrower for the benefit of Bank, as it may be amended, modified, extended, renewed, restated, or supplemented from time to time.

1.28“Collateral Assignment of Infrastructure Acquisition Agreement” means the Collateral Assignment of Infrastructure Acquisition Agreement dated of even date herewith from Borrower in favor of Bank, as it may be amended, modified, extended, renewed, restated, or supplemented from time to time.

1.29“Collateral Assignment of Master Development Agreement” means the Collateral Assignment of Master Development Agreement dated of even date herewith from Borrower in favor of Bank, as it may be amended, modified, extended, renewed, restated, or supplemented from time to time.

1.30“Collateral Assignment of Purchase Contracts” means the Collateral Assignment of Purchase Contracts of even date herewith from Borrower for the benefit of Bank, as it may be amended, modified, extended, renewed, restated, or supplemented from time to time.

1.31“Collateral Assignment of Reimbursement Agreement” means the Collateral Assignment of Funding and Reimbursement Agreement dated of even date herewith from Borrower in favor of Bank, as it may be amended, modified, extended, renewed, restated, or supplemented from time to time.

1.32“Completion Date” means the date that is twenty-four months after the Effective Date of this Agreement, subject to Force Majeure Events and Bank-approved Change Orders affecting the Construction Schedule.

1.33“Completion Guaranty” means that certain Completion Guaranty of even date herewith executed by Guarantor for the benefit of Bank as the same may hereafter be amended, restated, supplemented or otherwise modified from time to time.

1.34“Consents” means, collectively, the Contractor Consent, the Engineer’s Consents and the District Consents.

1.35“Construction Budget” means the budget for the construction of the Improvements attached hereto as Exhibit B and incorporated herein by this reference, as amended from time to time consistently with the provisions of this Agreement and includes the District Construction Budget and a line item for Borrower’s Project overhead..

1.36“Construction Contract” means that certain Subcontract Agreement for Rocky Mountain Rail Park (South Parcel) dated as of October 18, 2021, between Borrower and Contractor, as it may be amended, modified, extended, renewed, restated or supplemented from time to time in accordance with this Agreement.

1.37“Construction Loan” means the Construction Loan in the maximum aggregate principal amount up to but not exceeding Twenty-One Million and No/100 Dollars ($21,000,000.00) to be made by Bank in favor of Borrower upon and subject to the terms and conditions of this Agreement and the other Loan Documents.

1.38“Construction Loan Note” means that certain promissory note dated of even date herewith in the original principal amount of the Construction Loan executed by Borrower and made payable to the order of Bank, as it may be amended, modified, extended, renewed, restated or supplemented from time to time.

1.39“Construction Project Delivery Agreement” means that certain Construction Project Delivery Agreement dated August 31, 2021, between Borrower and the District pertaining to the construction of various public infrastructure improvements that will benefit the Project, as such Construction Project Delivery Agreement may be amended, modified, extended, renewed or supplemented from time to time in accordance with this Agreement.

1.40“Construction Schedule” means the schedule for the construction of the Improvements pursuant to each Task Order, delivered to and approved by Bank in accordance with this Agreement, as amended from time to time consistently with the provisions of this Agreement.

1.41“Contractor” means JHL Enterprises, Inc., dba JHL Constructors, Inc., a Colorado corporation, in its capacity a subcontractor to Borrower for purposes of designing and constructing the Improvements.

1.42“Contracts” means, collectively, the Design Build Contract, Construction Contract, and the Engineer Contracts.

1.43“Contractor Consent” means a consent from the Contractor to the Assignment of Contractor’s Agreement dated the date of this Agreement as it may be amended, modified, extended, renewed, restated or supplemented from time to time in accordance with this Agreement.

1.44	Intentionally Deleted.

1.45“Covenants” means, collectively, all covenants, conditions, restrictions and reservations affecting the Project and with all applicable zoning, subdivision, environmental protection, use and building codes, laws, regulations and ordinances with respect to current and future operations of the Project.

1.46“Creditors Rights Laws” means any law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, conservatorship, receivership, arrangement, adjustment, winding-up, liquidation, dissolution, assignment for the benefit of creditors, composition or other relief with respect to its debts or debtors.

1.47“Debt” means, with respect to any Person, all liabilities, obligations and indebtedness to any other Person, of any kind or nature, now or hereafter owing, arising, due or payable, howsoever evidenced, created, incurred, acquired or owing, whether primary, secondary, direct, contingent, fixed or otherwise, and includes capitalized leases.

1.48“Declarations” means the Declaration of Covenants, Conditions and Regulations and Grant of Easements for Rocky Mountain Rail Park, dated January 11, 2021, as amended, modified, extended, renewed, restated or supplemented from time to time, together with any other documents containing covenants, conditions, restrictions, easements, operating agreements or the like, which benefit or burden the Project, or both, whether or not recorded.

1.49“Deeds of Trust” means, collectively, the First Priority Deed of Trust and the Second Priority Deed of Trust.

1.50“Default” shall mean any event which if continued uncured would, with notice or lapse of time or both, constitute an Event of Default.

1.51	“Default Rate” has the meaning set forth in the Notes.

1.52“Director Parcel PSAs” means, collectively (i) that certain Agreement for Sale and Purchase of Real Estate dated March 4, 2019, as amended by First Amendment to Agreement for Sale and Purchaser of Real Estate dated February 1, 2021, by and between Borrower and Heidi Suzanne Webb Kelly, (ii) that certain Agreement for Sale and Purchase of Real Estate dated August 28, 2018, as amended by First Amendment to Agreement for Sale and Purchaser of Real Estate dated February 1, 2021, by and between Borrower and Gregory M. Dangler, (iii) that certain Agreement for Sale and Purchase of Real Estate dated August 28, 2018, as amended by First Amendment to Agreement for Sale and Purchase of Real Estate dated February 1, 2021, by and between Borrower and Robert Thomas Wagner, (iv) that certain Agreement for Sale and Purchase of Real Estate dated November 1, 2020, by and between Borrower and Crystal Hostelley, and (v) that certain Agreement for Sale and Purchase of Real Estate dated September 1, 2020, by and between Borrower and Brian Fallin.

1.53“Design Build Amendment” means one of more design build amendments executed by Borrower and Contractor, pursuant to the Design Build Contract, for completion of the Improvements described therein following completion of the Plans and Specifications for such Improvements.

1.54“Design Build Contract” means the AIA A141 Design Build Agreement to be executed between Borrower, as owner, and Contractor, as design builder, for construction of the Improvements on the “North Parcel” of the Property, which consists of all of the Property located north of Colfax Avenue, as the same may be amended, modified, extended, renewed, restated or supplemented from time to time in accordance with this Agreement.

1.55	“Deposit Accounts” has the meaning set forth in Section 6.11(a).

1.56	“Dispute” has the meaning set forth in Section 10.17(b).

1.57“District” means Rocky Mountain Rail Park Metropolitan District, a quasi- municipal and political subdivision of the State of Colorado.

1.58“District Bond Financing” means the taxable and tax-exempt bond financing in the aggregate principal face amount pf $63,650,000.00 obtained by the District for payment of, among things, the public infrastructure improvements to be completed by and reimbursed to Borrower pursuant to the Construction Project Delivery Agreement and related Task Orders issued by the District in accordance with such Agreement.

1.59“District Consents” means, collectively, the District Infrastructure Agreement Consent, District Project Delivery Agreement Consent and District Reimbursement Agreement Consent.

1.60“District Construction Budget” means the construction budget in form and content acceptable to Bank developed for the public infrastructure improvements to be constructed for and reimbursed by District in accordance with the Project Construction Delivery Agreement, the Infrastructure Acquisition Agreement and/or Reimbursement Agreement, as applicable. The District Construction Budget is a part of and included in the Construction Budget.

1.61“District Infrastructure Agreement Consent” means a certificate and consent from the District to the Collateral Assignment of Infrastructure Acquisition Agreement dated the date of this Agreement, as it may be amended, modified, extended, renewed or supplemented from time to time in accordance with this Agreement.

1.62“District Project Delivery Agreement Consent” means a certificate and consent from the District to the Collateral Assignment of Construction Project Delivery Agreement dated the date of this Agreement, as it may be amended, modified, extended, renewed or supplemented from time to time in accordance with this Agreement.

1.63“District Reimbursement Agreement Consent” means a certificate and consent from the District to the Collateral Assignment of Reimbursement Agreement dated the date of this Agreement, as it may be amended, modified, extended, renewed or supplemented from time to time in accordance with this Agreement.

1.64	“Drug-Related Activities” has the meaning set forth in Section 8.6(a).

1.65	“Effective Date” has the meaning set forth in the preamble.

1.66“Engineers” means, collectively, Matrix Design Group, Inc., a Colorado corporation, Plummer Associates, Inc., a Texas corporation, and 360 Rail Services, LLC, a Colorado limited liability company.

1.67“Engineer Contracts” means, collectively, (i) that certain Short Form of Agreement dated October 21, 2021, by and between Borrower and Plummer Associates, Inc., a Texas corporation, as amended by that certain Amendment to Owner-Engineer Agreement dated January 10, 2022, as it may be further amended, modified, extended, renewed, restated or supplemented from time to time in accordance with this Agreement; (ii) that certain Design Services Agreement dated December 3, 2021, by and between Borrower and Matrix Design Group, Inc., a Colorado corporation, as it may be amended, modified, extended, renewed, restated or supplemented from time to time in accordance with this Agreement, and (iii) that certain Engineering Agreement dated September 22, 2017, by and between Borrower and 360 Rail Services, LLC, a Colorado limited liability company, as it may be amended, modified, extended, renewed, restated or supplemented from time to time in accordance with this Agreement.

1.68“Engineer’s Consents” means a certificate and consent from each of the Engineers to the Assignment of Engineers’ Agreements, Plans and Specifications dated the date of this Agreement, as it may be amended, modified, extended, renewed or supplemented from time to time in accordance with this Agreement.

1.69	“ERISA” has the meaning set forth in Section 5.22.

1.70“Estimate of Construction Costs” means any reasonable estimate made by Bank from time to time, at its option, of the total cost of construction of the Improvements, payable by Borrower, including without limitation an allowance for Reserves.

1.71	“Estoppel” means the CCR Estoppel.

1.72	“Event of Default” means any event described in Section 9.1.

1.73“Extension Terms” means, collectively, the First Extension Term and the Second Extension Term.

1.74“Financing Statement” means, collectively, those UCC-1 financing statements protecting Bank’s security interest in the Collateral now owned or hereafter acquired by Borrower, in the form and substance acceptable to Bank, to be filed with the Secretary of State of Colorado, and the Clerk or Recorder of Adams County, Colorado.

1.75“First Extended Maturity Date” means, subject to satisfaction of the terms and conditions of Article 3 hereof, the last day of the First Extension Term.

1.76“First Extension Term” means, subject to satisfaction of the terms and conditions of Article 3 hereof, a period of time equal to one hundred eighty (180) days commencing upon the first day following the Initial Maturity Date and ending on the First Extended Maturity Date.

1.77	“First Lot PSA” has the meaning set forth in Section 2.9(d)hereof.

1.78“First Priority Assignment of Leases and Rents” means the First Priority Assignment of Leases and Rents of even date herewith, from Borrower for the benefit of Bank, as it may be amended, modified, extended, renewed, restated or supplemented from time to time.

1.79“First Priority Deed of Trust” means the First Priority Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing of even date herewith, given by Borrower for the use and benefit of Bank and granting a valid and perfected first lien on the Project and the other Collateral described therein, securing the Notes and the other Secured Obligations, as it may be amended, modified, extended, renewed, restated, or supplemented from time to time.

1.80“Force Majeure Events” means strikes, casualty, lock-outs, war, civil disturbance, natural disaster, shortages of supplies and materials affecting construction projects due to supply chain delay, governmental actions or inactions (including, by way of example and not by way of limitation, a moratorium on development, governmental orders restricting performance due to pandemic or epidemic or the delay in issuance of necessary permits by any governmental authority having jurisdiction over the Property; provided, however, that Borrower is diligently pursuing the issuance of such permits but excluding work stoppages ordered by authorities due to defective work or work conditions that violate applicable codes and regulations), acts of terrorism or acts of god or other matters beyond the reasonable control of a Person (including, without limitation, the failure of any other party hereto to timely perform its obligations under, or provide notice within the timeframes specified in, any of the Loan Documents) which cause a delay in such Person’s performance of its obligations or exercise of its rights under the Loan Documents; provided, however, “Force Majeure Event” shall not include any such event to the extent the same can be remedied by the mere payment of money.

1.81“Funding and Reimbursement Agreement” means that certain Funding and Reimbursement Agreement December 1, 2019, as amended, modified, extended, replaced and substituted from time to time, between Borrower and Rocky Mountain Rail Park Metropolitan District, as quasi municipal and political subdivision of the State of Colorado.

1.82“GAAP” shall mean any generally accepted accounting principles consistently applied and maintained throughout the period indicated. Whenever any accounting term is used herein which is not otherwise defined, it shall be interpreted in accordance with GAAP.

1.83“Governmental Entity” and “Governmental Entities” means any governmental or quasi-governmental entity, agency, authority, board, commission, or governing body authorized by federal, state or local laws or regulations as having jurisdiction over Bank, Borrower, the Project and/or Collateral.

1.84	“Guarantor” means Rocky Mountain Industrials, Inc., a Nevada corporation.

1.85“Improvements” means any and all structures, buildings, rail lines, spur lines, and other horizontal and vertical improvements now existing or hereafter constructed or renovated on the Property in accordance with the Plans and Specifications, which are identified or described in the Plans and Specifications, Construction Contract, Construction Schedule or Construction Budget for the Project.

1.86“Indemnity” means the Environmental Indemnity Agreement dated the date of this Agreement and given by Borrower to and for the benefit of Bank.

1.87“Industry Track Agreement” means the Industry Track Agreement approved by Union Pacific Railroad Company, and for which a formal agreement shall be entered into with Borrower following the execution of this Agreement, as the same may be amended, modified, extended, replaced and substituted from time to time in accordance with and subject to the terms and conditions of this Agreement.

1.88“Infrastructure Acquisition Agreement” means that certain Infrastructure Acquisition Agreement dated December 1, 2019, as amended, modified, extended, replaced and substituted from time to time, between Borrower and Rocky Mountain Rail Park Metropolitan District, as quasi municipal and political subdivision of the State of Colorado.

1.89	“Initial Maturity Date” means May 19, 2024.

1.90“Initial Term” means the initial 24-month term of this Agreement commencing on the date of this Agreement and ending on the Initial Maturity Date.

1.91“Inspector” shall mean Partner Engineering and Science, Inc., any other party approved by Bank.

1.92“Interest Rate” means the applicable interest rates then in effect under the terms of the Notes, whether at the stated rate or the Default Rate.

1.93	“Interest Reserve” has the meaning set forth in Section 2.6.

1.94	“Key Employees” has the meaning set forth in Section 8.4.

1.95	“Late Charge” has the meaning set forth in the Notes.

1.96“Lease” means any lease, license, sublease or other agreement for use, occupancy or possession of any part of the Project or Collateral.

1.97	“Lessee” means any tenant under any Lease.

1.98“Lien or Encumbrance” and “Liens and Encumbrances” means, respectively, each and all of the following: (i) any lease or other right to use; (ii) any assignment as security, conditional sale, grant in trust, lien, mortgage, pledge, security interest, title retention arrangement, other encumbrance, or other interest or right securing the payment of money or the performance of any other liability or obligation, whether voluntarily or involuntarily created and whether arising by agreement, document, or instrument, under any law, ordinance, regulation, or rule (federal, state, or local), or otherwise not approved in advance by Bank; and (iii) any option, right of first refusal, or other interest or right.

1.99“Loans” means, collectively, (i) the Construction Loan; and (ii) the Revolving Line of Credit.

1.100“Loan Documents” means this Agreement, the Notes, the Deeds of Trust, the Assignments of Leases and Rents, the Completion Guaranty, the Recourse Carve-out Guaranty, the Indemnity, the Membership Interest Pledge, the Assignment of Contractor’s Agreements, Assignment of Design Build Contract, the Assignment of Engineers’ Agreements and Plans and Specifications, the Assignment of Licenses and Permits, the Collateral Assignment of Purchase Contracts, the Collateral Assignment of Construction Project Delivery Agreement, the Collateral Assignment of Infrastructure Acquisition Agreement, the Collateral Assignment of Reimbursement Agreement, the Collateral Assignment of Master Development Agreement, the Collateral Assignment of Director Parcel PSAs, the Assignment of Declarant’s Rights, the Assignment of Miscellaneous Contracts, and any other agreements, documents, or instruments evidencing, guarantying, securing, or otherwise relating to the Loans, including, without limitation the Consents, as such agreements, documents, consents, and instruments may be amended, modified, extended, renewed, or supplemented from time to time.

1.101	“Loan to Cost Ratio” has the meaning set forth in Section 7.1.

1.102	“Loan to Value Ratio” has the meaning set forth in Section 7.1.

1.103	“Lot 11a” has the meaning set forth in Section 2.9(d) hereof.

1.104	“Lot 11a PSA” has the meaning set forth in Section 2.9(d)hereof.

1.105“Master Development Agreement” means that certain Master Development Agreement dated on or about September 1, 2020, as amended, modified, extended, replaced and substituted from time to time, between Borrower and Adams County, Colorado.

1.106“Material Adverse Occurrence” shall mean any occurrence of whatsoever nature (including, without limitation, any adverse determination in any litigation, arbitration or governmental investigation or proceeding) which, individually or in the aggregate, materially adversely affects the present or prospective financial condition or operations of Borrower or materially impairs the ability of Borrower to perform its obligations under the Loan Documents and remains unsatisfied or is not discharged or eliminated after ninety (90) days following written notice from Bank or materially impairs the operations or economic value of the Project and remains unsatisfied or is not discharged or eliminated after ninety (90) days following written notice from Bank.

1.107“Membership Interest Pledge” means the Membership Interest Pledge and Security Agreement of even date herewith, from Guarantor for the benefit of Bank, as it may be amended, modified, extended, renewed, restated or supplemented from time to time.

1.108	“Minimum Per Acre Sales Price” has the meaning set forth in Section 2.9(d).

1.109“Miscellaneous Contracts” means various vendor, service, and other contracts relating to the Property to which Borrower is a party, provided that none of the Industry Track Agreement, Design Build Contract, Construction Contract, Director Parcel PSAs, or the Engineer Contracts shall be a “Miscellaneous Contract” for any purpose of this Agreement or any other Loan Document.

1.110“Minor Change Order” shall mean change orders that do not (a) change the scope of the Work (as defined in the Construction Contract), (b) change the Cost of the Work (as defined in the Construction Contract) covered by any single Change Order by the lesser of (i) twenty percent (20%) of the budgeted cost therefor, or (ii) the then available construction contingency allocated in the Construction Budget for construction of the Project, (c) increase the Guaranteed Maximum Price of the Construction Contract, or (d) require approval by any governmental body. Under no circumstances shall any Change Order that would delay construction of the Project or otherwise cause an extension of the Completion Date be deemed to be a “Minor Change Order”.

1.111“Note” and “Notes” means, individually and collectively, as applicable, the Construction Loan Note and the Revolving Line of Credit Note. If the term “Note” is used but not defined in any of the Loan Documents, and that Loan Document instead says such term has the meaning set forth in this Agreement, the “Note” will refer to each of the Notes.

1.112	“OFAC” means the Office of Foreign Assets Control.

1.113	“Other Obligations” has the meaning set forth in Section 10.19 .

1.114“PATRIOT Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Public Law 107 56), as the same has been, or may hereafter be, renewed, extended, amended or replaced.

1.115	“Permitted Encumbrances” has the meaning set forth in the Deed of Trust.

1.116“Person” shall mean a natural person, a partnership, a joint venture, an unincorporated association, a limited liability company, a corporation, a trust, any other legal entity, or any Governmental Entity, whether acting in an individual, fiduciary or other capacity.

1.117“Plans and Specifications” means the plans and specifications approved by Bank from time to time for the construction of the Improvements to be completed by Contractor pursuant to various Task Orders executed in accordance with the Construction Contract from time to time, in each case as such plans and specifications may be amended from time to time consistently with the provisions of this Agreement. The Bank hereby acknowledges and agrees that the Plans and Specifications for any particular phase of the construction of the Improvements may not be completed prior to the disbursement of Loan proceeds for such phase, but shall be completed prior to the distributions of hard costs with respect to the applicable phase. The foregoing notwithstanding, except for site mobilization costs such as, but not limited to, preliminary grading work, well drilling and various soft costs for which payment in advance is required by the Contractor or its subcontractors at any tier, all of which shall in no event exceed the sum of

$500,000.00 in the aggregate, and the separate line item in the Construction Budget for Borrower’s Project overhead, no portion of the Loan proceeds be disbursed to Borrower for work on the Improvements consisting of hard construction costs or soft costs (such as, but not limited to, design and engineering services) not actually completed and approved by Bank in accordance with this Agreement, unless otherwise approved by the Bank. Once approved, the Plans and Specifications for any particular phase of construction shall be subject to the terms and conditions of this Agreement.

1.118	“Project” means the Property together with the Improvements.

1.119“Project Contracts” means, collectively, the Industry Track Agreement, Contracts, Covenants, Declarations, and Miscellaneous Contracts.

1.120“Project Costs” means the total, as shown on the Construction Budget, of all costs, expenses and fees required to construct the Improvements, including, without limitation, incidental personal property necessary for the development, ownership and management of the Improvements. Project Costs are further defined and described in each Design Build Amendment to be executed by Owner and Contractor for one or more Task Orders in accordance with the Construction Contract; provided, however, that in no event shall such Project Costs exceed the total Construction Budget for the Project approved by Bank, as the same may be amended and approved by Bank in accordance with this Agreement.

1.121	“Property” has the meaning set forth in the Recitals.

1.122	“Prohibited Activities” has the meaning set forth in Section 8.6.

1.123“Purchase Contracts” means the purchase and sale agreements executed from time to time by Borrower for portions of the Property with unrelated persons on an arm’s length basis on terms and conditions and for purchase prices acceptable to Bank in its discretion.

1.124	Intentionally Deleted.

1.125“Recourse Carve-Out Guaranty” means that certain Recourse Carve-out Guaranty of even date herewith executed by Guarantor for the benefit of the Bank, as the same may be hereafter modified, extended or supplemented from time to time.

1.126	“Restoration Conditions” has the meaning set forth in Section 6.6(a).

1.127	“Reserves” has the meaning set forth in Section 2.7.

1.128“Retainage” means a hold back of five percent (5%) of all amounts due under any Construction Contract or Subcontract.

1.129“Revolving Line of Credit” means that certain revolving line of credit facility in the maximum aggregate principal amount of up to Two Million and No/Dollars ($2,000,000.00) to be made by Bank in favor of Borrower upon and subject to the terms and conditions of this Agreement and the other Loan Documents.

1.130“Revolving Line of Credit Note” means the Promissory Note of even date herewith, made by Borrower and payable to the order of Bank in the face amount of the Revolving Line of Credit, as it may be amended, modified, extended, renewed, restated, or supplemented from time to time.

1.131“Revolving Line of Credit Termination Date” means the date that is thirty (30) days prior to the Initial Maturity Date.

1.132“Second Extended Maturity Date” means, subject to satisfaction of the terms and conditions of Article 3 hereof, the last day of the Second Extension Term.

1.133“Second Extension Term” means subject to the satisfaction of the terms and conditions of Article 3 hereof, a period of time equal to one hundred eighty (180) days commencing on the first day following the First Extended Maturity Date and ending on the Second Extended Maturity Date.

1.134“Second Priority Assignment of Leases and Rents” means the Second Priority Assignment of Leases and Rents of even date herewith, from Borrower for the benefit of Bank, as it may be amended, modified, extended, renewed, restated or supplemented from time to time.

1.135“Second Priority Deed of Trust” means the Second Priority Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing of even date herewith, given by Borrower for the use and benefit of Bank and granting a valid and perfected second lien on the Project and the other Collateral described therein, securing the Notes and the other Secured Obligations, as it may be amended, modified, extended, renewed, restated, or supplemented from time to time.

1.136“Secured Obligations” means the obligations of Borrower under the Loan Documents.

1.137	“State” means the State of Colorado.

1.138“Stored Materials” means materials purchased or to be purchased by Borrower, the Contractor, or a Subcontractor at the date of request for disbursement, but not yet installed or incorporated into the Project.

1.139“Subcontract” means a contract relating to any work performed or to be performed for the Project executed or to be executed by the Contractor with a Subcontractor.

1.140“Subcontractor” means all Persons performing services and providing material in connection with any portion of Improvements other than the Contractors.

1.141“Substantial Completion” (or “Substantially Complete” or any variance thereof) means Banks’s receipt and approval of (i) evidence that the subject Improvements are substantially complete, as certified by the Contractor or applicable Engineer and with approval of the Inspector; and (ii) a copy of any required certificate of completion or approval for completion of the Improvements issued by the appropriate Governmental Entity having jurisdiction over the Project and Improvements.

1.142	“Survey” has the meaning set forth in Section 4.1(h).

1.143“Task Order” means a discreet phase or portion of the work of the Improvements to be completed by Contractor pursuant to the Construction Contract.

1.144“Title Company” means Fidelity National Title Insurance Company, and any reinsurers or coinsurers required by Bank, which company, reinsurers, and coinsurers shall be satisfactory to Bank in its absolute and sole discretion.

1.145“Title Policies” means the ALTA 2006 loan policies of title insurance issued by the Title Company, which Title Policies (A) have a liability limit of not less than the aggregate maximum amount of the Construction Loan (with regard to the First Priority Deed of Trust), (B) and have a liability limit of not less than the aggregate maximum amount of the Revolving Line of Credit (with regard to the Second Priority Deed of Trust), (C) insures Bank’s interest under the Deeds of Trust as a valid first or second lien on the Project, (D) are accompanied by such reinsurance and coinsurance agreements and endorsements as Bank may require in its sole discretion and (E) commit to delete the standard exceptions and contain as exceptions only the Permitted Encumbrances.

1.146	“UFCA” has the meaning set forth in Section 5.11.

1.147	“UFTA” has the meaning set forth in Section 5.11.

1.148“Union Pacific” means the Union Pacific Railroad Company, a Delaware corporation.

1.149	“Utility Services” shall mean water, sewer, gas, telephone, and electrical services.

Accounting Terms. For the purposes of this Agreement, all accounting terms not otherwise defined herein or in the Recitals have the meanings assigned to them in conformity with generally accepted accounting practices and principles.

2.1	The Loans.

ARTICLE 2 THE LOANS

(a)Amounts of the Loans. In reliance upon Borrower’s representations and warranties, subject to the terms and conditions of this Agreement and the Loan Documents, and for the purposes set forth herein, Bank agrees to loan to Borrower the following:

(i)Construction Loan. With respect to the Improvements, a sum of money in the maximum principal amount not to exceed the least of the following:

(A)$21,000,000.00;

(B)An amount equal to fifty percent (50%) of the “as-complete” value of the Property with only the Improvements, as determined pursuant to the Appraisal submitted to Bank pursuant to Section 4.1(c)(i), and

(C)the amount equal to fifty-five percent (55%) of the cost items set forth in the Construction Budget for the construction of the Phase 1 Improvements.

Notwithstanding the foregoing nor anything else to the contrary contained elsewhere in this Agreement, until such time as the First Lot PSA or, if sooner, the Lot 11a PSA (in each case with a minimum gross sales price of not less than ($2,000,000.00), has been fully executed and delivered to Bank in form and content acceptable to Bank in its good faith discretion and otherwise satisfying the requirements set forth in Section 2.9(d) hereof (including, without limitation, the Minimum Per Acre Sales Price), Bank shall not be obligated to advance nor shall Borrower be entitled to borrow more than Twelve Million and NO/100 Dollars ($12,000,000.00) of the proceeds of the Construction Loan.

(ii)Revolving Line of Credit. The Revolving Line of Credit, the proceeds of which, once received by Borrower in accordance with this Agreement, will be re-advanced by Borrower to the District to fund the short term financing needs of the District’s construction of public infrastructure improvements at the Project (which advances shall be reimbursed by the District to the Borrower pursuant to the Funding and Reimbursement Agreement, which has been collaterally assigned by Borrower to the Bank as additional security for the Loans pursuant to the Collateral Assignment of Reimbursement Agreement), in each case upon and subject to the terms and conditions of this Agreement and the other Loan Documents. In no event may Borrower request an advance of the Revolving Line of Credit after the Revolving Line of Credit Termination Date.

(b)Character of Loans. The Construction Loan is a non-revolving multiple advance loan and amounts advanced under the Construction Loan may not be reborrowed after being repaid, in whole or in part. The Revolving Line of Credit is a revolving credit facility that may be borrowed, repaid and reborrowed, in each case upon and subject to the terms and conditions of this Agreement and the other Loan Documents.

(c)Evidence of Indebtedness. The Construction Loan shall be evidenced by the Construction Loan Note and the Revolving Line of Credit shall be evidenced by the Revolving Line of Credit Note. Advances of the Loans shall be charged and funded under the Notes. The Notes shall bear interest as set forth in the Notes. In the event of any inconsistency between the Notes and this Agreement, the provisions of this Agreement shall prevail.

(d)Interest on the Loans; Payment Terms. Interest on each advance of a Loan made hereunder will accrue interest at the Interest Rate and will be payable as further provided in the applicable Note and in Section 2.6.

(e)Term of the Loans. Unless otherwise extended pursuant to Article 3 hereof, the Loans have a term which commences on the date hereof and expires on the Initial Maturity Date, at which time the outstanding principal amount of the Loans, together with accrued and unpaid interest and other charges due and owing thereon will be due and payable in full.

(f)Loan Fee. Borrower shall pay Bank a fee equal to one percent (1.0%) of the maximum aggregate amount of the Loans, payable at the time of the Closing. The fee shall be earned when paid and shall be non-refundable to Borrower.

(g)	Security. Payment of the Notes shall be secured by the following:

(i)	the Deeds of Trust;

(ii)	the Assignments of Leases and Rents;

(iii)	the Assignment of Licenses and Permits;

(iv)	the Membership Interest Pledge;

(v)	the Assignment of Contractor’s Agreements;

(vi)	the Assignment of Design Build Contract;

(vii)theAssignmentofEngineers’AgreementsandPlansand Specifications;

(viii)	the Collateral Assignment of Purchase Contracts;

(ix)	the Assignment of Declarant’s Rights;

(x)	the Assignment of Miscellaneous Contracts;

(xi)the Collateral Assignment of Construction Project Delivery Agreement;

(xii)	the Collateral Assignment of Infrastructure Acquisition Agreement;

(xiii)	the Collateral Assignment of Reimbursement Agreement;

(xiv)	the Collateral Assignment of Director Parcel PSAs;

(xv)	the Collateral Assignment of Master Development Agreement;

(xvi)	the Completion Guaranty;

(xvii)	the Recourse Carve-Out Guaranty;

(xviii)	the Assignment of Licenses and Permits;

(xix)	the Financing Statements; and

(xx)such other documents, instruments and collateral as may reasonably be required from time to time by Bank.

2.2Professional Fees.

(a)Attorneys’ Costs, Expenses, and Fees. Reasonable attorneys costs, expenses, and fees for Bank’s counsel with respect to the Loans shall be payable on or before Closing and shall be payable by Borrower.

(b)Appraisal Fees, Title Insurance Premiums, and Other Costs, Expenses, and Fees. Appraisal fees, environmental and engineering consultant fees, title insurance premiums, recording or filing fees, fees for release or reconveyance of the Deed of Trust and UCC filings, closing costs and other costs, expenses, and fees in the amounts specified by Bank and incurred in connection with the Loans or the Closing, shall be payable on or before the date hereof with respect to the Closing and shall be paid by Borrower. Title insurance premiums, recording or filing fees, and other costs and expenses associated with recording a modification of the Deeds of Trust or filing a UCC-1 Financing Statement in connection with personal property subsequently acquired by Borrower or release costs to release a portion of the Property under the Loans shall be payable concurrently with the modification or release by Borrower.

(c)Consultant Fees. Borrower shall, on or before the tenth (10th) Business Day after any bill rendered by Bank to Borrower with respect thereto, pay directly or reimburse to Bank, at Bank’s option, for the aggregate costs of any appraisals of any portion of the Collateral, environmental, engineering or architectural studies or consultants’ fees, attorneys’ fees and costs, or other costs and expenses reasonably incurred by Bank in connection with review or approval of Collateral, enforcing payment and performance of the Secured Obligations, exercising the rights and remedies of Bank under the Loan Documents or in negotiation or documentation of any further amendment or modification of the Loan Documents.

2.3Default Rate/Late Charges. During the occurrence and continuance of an Event of Default under any of the Loans, Bank shall have the right to collect interest on the outstanding principal balances under the Loans at the Default Rate set forth in the Notes. In the event any payment of principal or interest, in connection with the Loans is not made when due, Bank may, at its option, require the payment of a Late Charge as set forth in the Notes.

2.4Prepayment. Borrower may prepay the Notes and all accrued but unpaid interest hereon as of the date of prepayment in whole or in part at any time.

2.5Exercise of Remedies. Bank may maintain successive actions for defaults. Bank’s rights hereunder will not be exhausted by its exercise of any of its rights and remedies or by any such action or by any number of successive actions until and unless the Secured Obligations have been paid and fully performed.

2.6Interest Reserve. Included in the Construction Budget for the Construction Loan is a reserve for interest in the total amount of $1,450,000.00 (the “Interest Reserve”), $750,000.00 of which will be funded out of Borrower’s other resources at Closing of the Loans and the remaining $700,000.00 of which will be funded by Borrower on the earlier to occur of (i) the closing of the sale of the Lot 11a PSA or First Lot PSA (whichever occurs first, and then from the proceeds of such closing); and (ii) December 1, 2022 (in which event such $700,000 payment shall be funded by Borrower from its other resources). Borrower’s failure to fully fund the Interest Reserve on or before December 1, 2022, shall constitute an immediate Event of Default. The Interest Reserve will be retained by Bank, and so long as no Default or Event of Default is continuing, and as more particularly set forth in the Construction Loan Note, funds from the Interest Reserve will be disbursed as follows:

(a)During the period commencing on the Effective Date and continuing until the Initial Maturity Date, Bank shall, to the extent same are available, on each payment date under the Construction Loan Note, advance such funds from the Interest Reserve as are necessary to make the required interest payments under the Construction Loan Note. If extended pursuant to this Agreement, beginning on the first day following the Initial Maturity Date and at all times thereafter if extended pursuant to this Agreement, so long as adequate funds remain in the Interest Reserve to make interest only payments on the outstanding principal balance of the Construction Loan, such funds from the Interest Reserve may be used to make such interest only payments. In the event such funds are insufficient to make such interest only payments, Borrower shall deposit funds from its other resources into such Interest Reserve in an amount sufficient, in Bank’s reasonable judgment, to fund the Interest Reserve for the applicable Extension Term. In no event shall any principal of the Construction Loan be used to fund such Interest Reserve during any Extension Term.

Bank will make the advances contemplated in this Section 2.6 without any further direction, and notwithstanding any direction to the contrary, from Borrower. In the event the Interest Reserve is insufficient to cover any monthly payment of interest on the Construction Loan, Borrower shall be required to make the monthly interest payments in accordance with the terms of the Construction Loan Note.

2.7Reserves. In addition to the Interest Reserve, Bank may, from time to time after prior notice to Borrower, establish and set aside reserves (collectively, and including the Interest Reserve, the “Reserves”) out of the undisbursed proceeds of the Construction Loan Note, and from time to time, increase, decrease or adjust the Reserves, as it may reasonably estimate is necessary to cover the following items as they accrue or become payable, provided that such Reserves shall not be added to the outstanding principal amount of the Construction Loan Note unless and until actually disbursed by Bank for such items:

(a)	all unpaid professional fees required to be paid pursuant to Section 2.2;

(b)payment of real estate taxes and assessments, as estimated by Bank, that shall accrue with respect to the Property while the Construction Loan Note is outstanding; provided, however, that such reserves shall only be required after the occurrence and continuance of an Event of Default;

(c)additional or unanticipated costs incurred in connection with the construction of the Improvements;

(d)payment of premiums on insurance policies required to be furnished by Borrower hereunder; provided, however, that such reserves shall only be required after the occurrence and continuance of an Event of Default; and

(e)one hundred and fifty percent (150%) of the amount of liens filed against the Property.

No interest shall be earned by Borrower upon any Reserve while held by Bank.

2.8Security Interest. As additional security for the Secured Obligations, Borrower hereby pledges, assigns, transfers and grants to Bank a security interest in, a lien on and an express contractual right to set off against (or refuse to allow withdrawals from) all depository account balances, cash and any other property (tangible or intangible) of Borrower now or hereafter in the possession of Bank, including, without limitation, (i) all amounts that might at any time be held in Borrower’s depository account established and maintained by Borrower at Bank in accordance with Section 6.11 hereof, and all funds at any time placed therein, and (ii) any other portion of the Loans that might at any time not have been advanced to Borrower. Bank may, at any time upon and during the occurrence and continuance of an Event of Default, set off against the Secured Obligations, whether or not the Secured Obligations (including future payment installments) are then due or have been accelerated, all without any advance or contemporaneous notice or demand of any kind to Borrower, such notice and demand being expressly waived by Borrower. During the occurrence and continuance of an Event of Default, Bank shall have such rights with respect to all of such funds and property as are provided by applicable law and may apply such funds and property towards the satisfaction of the Secured Obligations. No such application by Bank of such funds and property shall cure or be deemed to cure any Event of Default or limit in any respect any of Bank’s remedies under the Loan Documents. No delay or omission of Bank in exercising any right to apply such funds or property shall impair any such right, or shall be construed as a waiver of, or acquiescence in, any Event of Default. At the request of Bank, Borrower shall execute and deliver from time to time such documents as may be necessary or appropriate, in Bank’s sole judgment, to assure Bank that it has a first priority perfected security interest in and lien on such funds and property.

2.9Partial Releases of Deeds of Trust. Bank, at Borrower’s sole cost and expense, shall execute partial releases of the Deeds of Trust to facilitate sales of portions of the Property developed or to be developed, financed with proceeds of the Construction Loan (each a “Lot”) upon and subject to the following terms, provisions, and conditions:

In connection with any sale of a Lot while any portion of the Loans remain outstanding, Bank shall execute and deliver partial releases of the Deeds of Trust, provided the following conditions have been satisfied;

(a)No Event of Default then exists or is outstanding under this Agreement, the Notes, or other Loan Documents;

(b)Borrower provides Bank with written notice of such pending sale at least fifteen (15) days prior to the proposed closing date, together with a draft closing settlement statement and copy of the fully executed purchase and sale agreement (including any amendments thereto) for such Lot;

(c)Title Company has issued a proforma 110.5 or other appropriate endorsement to the Title Policies insuring the liens of the Deeds of Trust, as modified by such partial releases thereof, and is committed to issuing such endorsement upon Borrower’s payment of all endorsement premiums and recording fees;

(d)Subject to the terms, conditions and limitations of this Section 2.9(d), seventy-five percent (75%) of the Net Sales Proceeds (hereinafter defined) from such Lot sale are applied towards repayment of the Construction Loan; provided, however, that, anything to the contrary contained herein notwithstanding: (i) during the occurrence and continuance of an Event of Default and provided Bank has elected to permit the sale of a Lot and grant a partial release of the Deeds of Trust with regard to same despite the occurrence and continuance of such Event of Default (which Bank is under no obligation to agree to or permit), one hundred percent (100%) of the Net Sales Proceeds from any such Lot sale shall be applied towards repayment of the Construction Loan; (ii) eighty-five percent (85%) of the Net Sales Proceeds from the earlier to occur of (A) any sale by Borrower of any portion of the Property following the Effective Date resulting in a sales price of no less than two million dollars ($2,000,000.00), other than Lot 11a as defined below (the “First Lot”), pursuant to a purchase and sale agreement between Borrower and such purchaser (which purchase and sale agreement shall be in form and content and on terms and conditions reasonably acceptable to Bank in its discretion) (the “First Lot PSA”), and (B) any sale by Borrower, as seller, to a third party purchaser for that certain tract known as Lot 11a of the Property (“Lot 11a”), pursuant to a purchase and sale agreement between Borrower and such purchaser (which purchase and sale agreement shall be in form and content and on terms and conditions reasonably acceptable to Bank in its discretion) (the “Lot 11a PSA”) shall be applied towards repayment of the Construction Loan; and (iii) in no event shall Bank be obligated to partially release the liens of the Deeds of Trust and other Loan Documents as to any Lot sold (whether it be a First Lot, Lot 11a or otherwise) if the Net Sales Proceeds resulting from such Lot sale is less than Eighty-

Three Thousand One Hundred Thirteen and No/100th Dollars ($83,113.00) per acre (the “Minimum Per Acre Sales Price”); and

(e)Borrower pays all title insurance premiums, recording fees, Bank’s reasonable attorneys’ fees and other costs and expenses incurred by Bank in processing and preparing such partial release of the Deeds of Trust.

As used herein, the term “Net Sales Proceeds” means one hundred percent (100%) of the gross sales price for such Lot, less (i) a total combined broker’s commission in an amount not to exceed eight percent (8%), in the aggregate, of the gross sales price of such Lot, which commission shall be payable to a licensed real estate broker unaffiliated with Borrower or its affiliates; (ii) any Borrower’s required contribution to the Interest Reserve; and (iii) other reasonable and customary closing costs, including title insurance premiums, attorney’s fees, closing fees and recording fees, paid in connection with such closing.

2.10Release of Membership Pledge. Upon satisfaction of Borrower’s obligations under Section 6.26 hereof and provided no Event of Default then exists and is continuing hereunder, Bank shall release the Membership Interest Pledge.

ARTICLE 3 EXTENSION OF INITIAL TERM

3.1Extension. The Initial Term of the Construction Loan Note may be extended by the Extension Terms to the First Extended Maturity Date and/or Second Extended Maturity Date, as applicable, upon satisfaction of the following conditions:

(a)Bank has received from Borrower written notice of the requested extension of the Initial Term or First Extension Term, as applicable, at least sixty (60) days before the Initial Maturity Date or First Extended Maturity Date, as applicable;

(b)No Default or Event of Default exists on the date of Borrower’s notice to Bank or on the applicable Extension Date;

(c)	The Construction Loan is “in balance” in accordance with Section 6.12 hereof;

(d)	The undisbursed District Bond Financing proceeds available to the District for payment of the public infrastructure improvements to be constructed by Borrower for the District, in each case in accordance with the Construction Project Delivery Agreement, are sufficient to pay the entire cost of such public infrastructure construction such that the District Bond Financing is and remains “in balance” in accordance with Section 6.24 hereof;

(e)There exist no Project Cost overruns that exceed the latest Bank-approved Construction Budget after taking into account allowed construction contingencies and actual or potential (as reasonably determined by the Inspector) cost savings from other line item accounts;

(f)The Project has been Substantially Completed, subject to Force Majeure Events and Change Orders affecting the Construction Schedule, and (i) with respect to the First Extension Term, that the outstanding principal balance of the Construction Loan (assuming the prior full disbursement thereof in accordance with the terms of this Agreement and the other Loan Documents), has either been reduced by the proceeds of such Property sales or from Borrower’s other resources to a level at or below the lower of the sum of Ten Million Five Hundred Thousand and No/100 Dollars ($10,500,000.00), and
(ii)with respect to the Second Extension Term, the outstanding principal balance of the Construction Loan (assuming the prior full disbursement thereof in accordance with the terms of this Agreement and the other Loan Documents), has either been reduced by the proceeds of such Property sales or from Borrower’s other resources to a level at or below the sum of Five Million Two Hundred Fifty Thousand and No/100 Dollars ($5,250,000.00).

(g)The balance in the Interest Reserve is sufficient to fund on going interest payments on the Construction Loan for the duration of the requested Extension Term or Borrower has deposited with Bank any shortfall identified by Bank for Borrower’s other reserves;

(h)Borrower causes to be delivered to Bank, at Borrower’s expense, one or more 122 endorsements to effecting reissuance of the Title Policies bringing current the effective date of such coverage and stating that the coverage afforded by the Title Policies is not affected because of such extensions and insuring the continuing priority of the Deeds of Trust, as modified by such extension, subject only to the Permitted Encumbrances;

(i)If required by Bank, Bank shall have received, at Borrower’s expense, a current update of the Appraisal satisfactory to Bank, showing that the aggregate principal balance of the Construction Loan outstanding on the applicable Extension Date will not exceed fifty percent (50%) of the Appraisal Value;

(j)At Bank’s request, Borrower shall have delivered an updated Estoppel executed by Borrower and the District, in form and content acceptable to Bank in its discretion.

(k)Borrower pays to Bank for each Extension Term a loan extension fee of one-half of one percent (0.50%) of the original principal amount of the Construction Loan; and

(l)Borrower executes and delivers to Bank such documentation and/or takes such other actions as Bank may reasonably require in connection with such extensions, all of which must be in form and substance acceptable to Bank.

In no event shall Borrower be entitled to any extension of the maturity of the Revolving Line of Credit Note.

ARTICLE 4

CLOSING, DISBURSEMENTS AND PAYMENTS

4.1Conditions Precedent to Closing. Bank shall have no obligation to enter into this Agreement unless all of the following conditions precedent are satisfied, as applicable, all of which, unless otherwise provided below, shall have been satisfied prior to the Closing; with the understanding, however, that Bank may, in its reasonable discretion, enter into this Agreement prior to the satisfaction of any or all such conditions, and any such action shall not constitute a waiver of Bank’s right to require satisfaction of any or all of the following conditions precedent before the Closing and before any disbursement of the proceeds of a Loan is made (all documents, agreements and evidence to be delivered to Bank pursuant to the terms of this Agreement shall be satisfactory in form and substance to Bank and its counsel in their reasonable discretion):

(a)Borrower shall have executed and delivered or caused to be executed and delivered this Agreement and all other Loan Documents (other than the Assignment of Design Build Contract, which shall be executed by Borrower and delivered to Bank following the initial disbursement of Construction Loan proceeds made by Bank concurrently with the mutual execution and closing of this Agreement in accordance with its terms and prior to any further disbursement of Loan proceeds (whether from the Construction Loan or Revolving Line of Credit);

(b)The representations and warranties of Borrower in the Loan Documents shall be correct on and as of the date of this Agreement and as of Closing;

(c)	Bank shall have received and approved the following:

(i)	A current Appraisal;

(ii)	The Construction Schedule for the Improvements;

(iii)	The Construction Budget;

(iv)The Contracts (other than the Design Build Contract, a fully executed of which in form and content acceptable to Bank shall be delivered to Bank following the initial disbursement of Construction Loan proceeds made by Bank concurrently with the mutual execution and closing of this Agreement in accordance with its terms prior to any further disbursement of Loan proceeds (whether from the Construction Loan or Revolving Line of Credit);

(v)	Intentionally Deleted;

(vi)	Intentionally Deleted;

(vii)	The Director Parcel PSAs;

(viii)	The Master Development Agreement;

(ix)	The Estoppel;

(x)	The Consents;

(xi)	The Reimbursement Agreement;

(xii)	The Infrastructure Acquisition Agreement;

(xiii)	The Construction Project Delivery Agreement;

(xiv)Current financial statements, tax returns and other financial information as Bank may reasonably require for Borrower and Guarantor, all in form and substance satisfactory to Bank in its sole discretion;

(xv)Environmental audits prepared by an environmental engineering company approved by Bank and in substance satisfactory to Bank regarding the Property;

(xvi)	Intentionally Deleted;

(xvii)	The following corporate documents;

(A)As it relates to Borrower: (A) a certificate from a duly authorized officer of Borrower certifying as to and attaching the following:

(i) certified copies of resolutions of its members authorizing Borrower to execute, deliver, and perform the Loan Documents and to grant to Bank the Liens and Encumbrances on the Property in the Loan Documents and certifying the names and signatures of the officer(s) of Borrower authorized to execute the Loan Documents, (ii) certified copies of the Articles of Organization and Operating Agreement of Borrower and all amendments thereto, and (iii) a certificate of good standing of Borrower from the State of Colorado.

(B)As it relates to Guarantor, a certificate from a duly authorized officer of Guarantor certifying as to and attaching the following:

(i) certified copies of resolutions of its members authorizing Guarantor to execute, deliver, and perform the Loan Documents to which Guarantor is a signatory and certifying the names and signatures of the officer(s) of members authorized to execute the Loan Documents to which Guarantor is a signatory, (ii) certified copies of the Articles of Organization and Operating Agreement of Guarantor and all amendments thereto, (iii) a certificate of good standing of Guarantor from the State of Nevada.

(xviii)Legal opinions of independent counsel in form and substance satisfactory to Bank for

(A)Borrower, (1) that Borrower is duly-formed and in good standing in the jurisdiction of Borrower’s formation and in the State, (2) that the transactions described in the opinion and the execution and delivery of the documentation evidencing such transactions and the performance of obligations thereunder have been duly authorized by all necessary parties,

(3) concerning such other legal matters as Bank may require regarding the specific transaction and the absence of conflicts with the governing documents of Borrower or any other agreement, instrument or governmental order or rule to which Borrower is subject and the absence of any material litigation against Borrower which would materially or adversely affect Borrower’s ability to perform its legal obligations under the transaction documents, (4) that the transaction documents are legal, valid, binding, and enforceable in accordance with their terms, subject to customary exceptions, and (5) such other opinions specific to Borrower or the transaction as Bank may reasonably require;

(B)Guarantor, (1) that Guarantor is duly-formed and in good standing in State, (2) that the transactions described in the opinion and the execution and delivery of the documentation evidencing such transactions and the performance of obligations thereunder have been duly authorized by Guarantor, (3) that the transaction documents are legal, valid, binding, and enforceable in accordance with their terms, subject to customary exceptions, (4) concerning such other legal matters as Bank may require regarding the specific transaction and the absence of conflicts with the governing documents of Guarantor or any other agreement, instrument or governmental order or rule to which Guarantor is subject and the absence of any material litigation against Guarantor which would materially or adversely affect Guarantor’s ability to perform its legal obligations under the transaction documents, and (5) such other opinions specific to Guarantor or the transactions as Bank may reasonably require; and

(C)Any other organizational documents that Bank may reasonably require.

(xix)If required by Bank, an updated Estoppel executed by Borrower and the District, in form and content acceptable to Bank in its discretion.

(xx)EvidencethatBorrowerhascompliedwithallcovenants, conditions, restrictions and reservations affecting the Property; and

(xxi)Such other information and evidences as may be reasonably requested or required by Bank.

(d)Bank shall have received evidence that all taxes, fees and other charges in connection with the execution, delivery and recording of the Loan Documents shall have been paid, and all delinquent taxes, assessments or other governmental charges or liens affecting the Property, if any, shall have been paid including without limitation real property taxes for the year 2021.

(e)Borrower shall have delivered to Bank irrevocable and unconditional commitments to issue the Title Policies.

(f)All costs, expenses, and fees to be paid by Borrower under the Loan Documents on or before the effectiveness of this Agreement have been paid in full, including without limitation, both Lender’s and Borrower’s attorneys’ and other consultants’ fees incurred in connection with the Loans and the Project incurred prior to the date of Closing, which, notwithstanding anything to the contrary contained in this Agreement shall be funded by the Bank as a draw pursuant to the Construction Loan Note.

(g)Bank shall have received certificates of insurance evidencing that all insurance required under this Agreement is in full force and effect.

(h)Borrower shall have furnished to Bank, at Borrower’s expense, a current ALTA/NSP improvement survey plat (“Survey”) of the Property acceptable to Bank and the Title Company issuing the Title Policies, which Survey (A) shall show the legal description of the Property as it will be insured by the Title Company, the courses and distances of lot lines, all appurtenant and servient easements, setbacks, building lines and width of abutting streets, distance to nearest intersecting streets affording ingress and egress to and from each portion of the Property, and the location and dimensions of all encroachments, improvements, above or below ground easements and utilities, and designated parking spaces, (B) shall certify whether or not any portion of the Property is located within a Federal Emergency Management Agency identified flood-prone area of a community and if located thereon, state the map number and whether or not the Property appear in a “Flood Hazard Area,” and (C) shall be certified as accurate by a licensed surveyor in the State and contain a certificate imprinted thereon in the form approved by the American Land Title Association and Bank stating that the Survey is made for the benefit of Bank and the Title Company.

(i)Borrower has performed such other actions as Bank may reasonably require.

(j)	Borrower has established with Bank all required Deposit Accounts.

(k)The Improvements have not been materially damaged by any casualty, unless Bank shall have received insurance proceeds in an amount deemed by Bank to be sufficient for complete repair of the damage and, when added to the undisbursed balance of the Construction Loan and any Reserves, are sufficient to complete the Improvements substantially in accordance with the Plans and Specifications.

(l)The disbursements of the Construction Loan shall be used solely to pay the costs and expenses to be funded from the Construction Loan as set forth in the Construction Budget and the aggregate disbursements from the Construction Loan for each category of costs or expenses, including without limitation soft costs and any contingency reserve, shall not, except as otherwise provided for in this Loan Agreement, exceed the total amount for that category set forth in the Construction Budget.

(m)The disbursements of the Revolving Line of Credit shall be used solely to provide gap financing to the District for the time period commencing at the time the work related to public improvements constructed by the District has been performed and payment by the District is due to the vendor and ending at the time that the District is required to reimburse Borrower for the advances made by Borrower pursuant to such gap financing as described in the Funding and Reimbursement Agreement. Once the District’s reimbursement of such Borrower advances is received by Borrower, Borrower shall apply such payments to the repayment of the Lender’s advance pursuant to the Revolving Line of Credit.

(n)The District Bond Financing shall remain “in balance” in accordance with Section 6.24.

(o)	No Material Adverse Occurrence has occurred.

(p)	No Event of Default has occurred and is continuing.

4.2Conditions Precedent to Initial Disbursements of Construction Loan Proceeds. Bank shall have no obligation to make the initial disbursements of the proceeds of the Construction Loan unless all of the following conditions precedent are satisfied, as applicable, at the time of the initial disbursement; with the understanding, however, that Bank may, in its discretion, make an initial disbursement of the Construction Loan prior to the satisfaction of any or all such conditions, and any such action shall not constitute a waiver of Bank’s right to require satisfaction of any or all of the following conditions precedent before any subsequent disbursement of the Construction Loan is made (all documents, agreements and evidence to be delivered to Bank pursuant to the terms of this Agreement shall be satisfactory in form and substance to Bank and its counsel in their sole discretion):

(a)General Conditions Precedent to Initial Disbursement of Proceeds of the Construction Loan. In the case of and prior to the initial disbursement of the Construction Loan, and in addition to the satisfaction of all of the conditions set forth in Section 4.3, Bank must have received and approved the following:

(i)	An updated Construction Schedule for the Improvements.

(ii)Bank’s plan cost review with respect to the Improvements to be constructed by Borrower pursuant to the Construction Contract and Design Build Contract.

(iii)	The Plans and Specifications.

(iv)	Intentionally Deleted.

(v)	The current Appraisal.

(vi)All other contracts with all architects, engineers, contractors or consultants as Bank may require relating to the Improvements, and (II) an assignment of any other contracts directly entered into by Borrower with a contractor, architect, engineer or other consultant with a contract value greater than

$250,000.00 in connection with the design, engineering or construction of the

Improvements, together with a consent to assignment by the applicable contractor, architect, engineer or consultant.

(vii)Satisfactory evidence that Borrower has complied with all covenants, conditions, restrictions and reservations affecting the Improvements, including the Covenants, that the Property is duly and validly zoned for the intended use, and that the Property meets all applicable requirements of the zoning regulations and any local ordinances adopted pursuant thereto. Bank shall further require proof that all permits, consents and approvals required pursuant to this Section have been obtained, and any condition to such approvals must be acceptable to Bank, in its good faith judgment, based on the good faith evaluation of the same by the Inspector.

(viii)If required by Bank, copies of all engineer reports, engineering contracts, Property planning maps, soils tests, drainage studies, traffic studies, erosion control plans, landscaping plans, and other documents prepared and existing for the development of the Property and/or construction of the Improvements, available to Borrower, including, without limitation, a soils report, including drainage, boring and compacting data, together with such hydrology and other engineering reports as Bank may reasonably require, all of which shall be acceptable to Bank, shall be by engineers reasonably acceptable to Bank and shall indicate that the condition of the Property is suitable for the construction of the Improvements without extraordinary land preparation. The soils report shall indicate approval of any required rail or other infrastructure improvements. Any recommendations in the approved soils, hydrology and other engineering reports must be complied with and incorporated into the Plans and Specifications.

(ix)Evidence of availability of wet Utility Services to the Property’s boundaries which will service the Property.

(x)(A) Evidence that Borrower has obtained all governmental permits and consents required for the construction of the Improvements, (B) evidence that the Improvements have been approved by all architectural control committees and all other entities having the right to review and approve the Improvements and (C) a zoning letter, in form and content acceptable to Bank, from the proper Governmental Entity indicating that the proposed use of the Property with the Improvements will comply with all applicable land use and zoning laws.

(xi)Copies of all approvals required under the Declarations for the construction of the Improvements.

(xii)A list of names of all suppliers, subcontractors and suppliers of subcontractors, who are to provide material or services for the Improvements in excess of $250,000 for any contract with any of the foregoing, and a description of their services.

(xiii)If required by Bank, updated versions of the documents described in Section 4.1(c)(xvii).

(xiv)Evidence satisfactory to Bank that Borrower has contributed Borrower’s Equity to the Project (as evidenced by the Appraisal or copies of paid invoices, in form and substance satisfactory to Bank in its sole discretion, except that copies of cancelled checks are not acceptable).

For the avoidance of doubt, Borrower’s delivery of the fully executed Design Build Contract and execution and delivery of the Assignment of Design Build Contract therefor shall not be a condition precedent to funding of the initial advance of Construction Loan proceeds at Closing but shall be a condition precedent to any further advance of Loan proceeds thereafter (whether from the Construction Loan or Revolving Line of Credit) anything to the contrary contained herein notwithstanding.

4.3Conditions Precedent to Every Disbursement of Construction Loan and Revolving Line of Credit Proceeds. Bank shall have no obligation to make disbursements of the proceeds of the Loans or any portion thereof (including, the for avoidance of doubt, any initial or final disbursement) unless all of the following conditions precedent are satisfied, as applicable, at the time of the initial disbursement and at the time of each subsequent disbursement; with the understanding, however, that Bank may, in its discretion, make disbursements of the Loans prior to the satisfaction of any or all such conditions, and any such action shall not constitute a waiver of Bank’s right to require satisfaction of any or all of the following conditions precedent before any subsequent disbursement of the Loans is made (all documents, agreements and evidence to be delivered to Bank pursuant to the terms of this Agreement shall be satisfactory in form and substance to Bank and its counsel in their sole discretion):

(a)Borrower must have satisfied all of the conditions to closing set forth in Section 4.1 with respect to the closing of the Loans, and all such conditions must be satisfied with respect to each prior disbursement of the proceeds of the Loans.

(b)Borrower must have satisfied all of the conditions set forth in Section 4.1with respect to the requested disbursement of the proceeds of the subject Loan.

(c)Borrower must have satisfied all of the applicable conditions set forth in Section 4.2 with respect to the initial advance of proceeds of the subject Loan.

(d)The Construction Loan shall be “in balance”, as defined and described in Section 6.12 hereof.

(e)The District Bond Financing shall be “in balance” as defined and described in accordance with Section 6.24 hereof.

(f)Borrower shall have complied with all of its covenants and agreements contained in this Agreement and the Loan Documents and all representations and warranties of Borrower contained in any of those documents are materially true and correct as of the date of disbursement as if first made on that date; and no Default or Event of Default exists and is continuing.

(g)The disbursements of the Construction Loan shall be used solely to pay the costs and expenses to be funded from the Construction Loan as set forth in the Construction Budget and the aggregate disbursements from the Construction Loan for each category of costs or expenses, including without limitation soft costs and any contingency reserve, shall not, without Bank’s consent, except as otherwise allowed pursuant to Section 4.6(c) hereof, exceed the total amount for that category set forth in the Construction Budget.

(h)No undisbursed portion of the Construction Loan shall be disbursed to Borrower following the Initial Maturity Date for construction of the Improvements if the term of the Construction Loan is extended in accordance with Article 3 hereof, unless the Initial Maturity Date is delayed as a result of Force Majeure Events and Change Orders affecting the Construction Schedule.

(i)The disbursements of the Revolving Line of Credit shall be used solely to provide gap financing to the District for the time period commencing at the time the work related to public improvements constructed by the District has been performed and payment by the District is due to the vendor and ending at the time that the District is required to reimburse Borrower for the advances made by Borrower pursuant to such gap financing as described in the Funding and Reimbursement Agreement. Once the District’s reimbursement of such Borrower advances is received by Borrower, Borrower shall apply such payments to the repayment of the Lender’s advance pursuant to the Revolving Line of Credit.

(j)With regard to each disbursement of the Construction Loan, Bank must have received and approved the following:

(i)An updated list of Approvals and Permits necessary for the construction of the Improvements, the conduct of the business of Borrower and the use and occupancy of and operation on the Property by Borrower, together with copies of the same which are required to have been obtained as of the date of the requested disbursement.

(ii)An updated list of names of all suppliers, subcontractors and suppliers of subcontractors, who have provided or are to provide material or services for the Improvements and a description of their services which are in excess of $250,000 for any contract with any of the foregoing, and a description of their services.

(iii)Certificates of insurance evidencing that the builder’s risk insurance required under this Agreement is in full force and effect.

(iv)Releases and waivers of mechanics’ and materialmen’s liens in form satisfactory to Bank, executed by each Person who performed work or provided materials prior to the date of this Agreement, releasing any right to a lien through the date of requested disbursement;

(v)	Invoices for all work covered by the current disbursement request.

(vi)	The certifications and waivers described in Section 4.5.

(vii)A certification from the Inspector verifying the draw request as described in Section 4.5.

(viii)Such other documentation as may be required by the Title Company to issue a 122 date down endorsement to and continuation of the Title Policy covering the amount of the requested disbursement, and all disbursements made to date, reflecting that there have been no construction, mechanics’ or materialmen’s liens filed, or any other Liens or Encumbrances other than Permitted Encumbrances, since the date of the issuance of the Title Policy, and updating the effective date of the Title Policy to the relevant disbursement date, which endorsement must be provided at Borrower’s expense. Upon demand of Bank, Borrower must immediately cause any Liens and Encumbrances or other matters that are not Permitted Encumbrances to be satisfied.

(ix)Such other information and evidences as may be reasonably requested or required by Bank.

4.4Conditions Precedent Final Disbursement of the Construction Loan. Bank shall have no obligation to make the final disbursement of the proceeds of the Construction Loan unless all of the following conditions precedent are satisfied, as applicable, at the time of the final disbursement; with the understanding, however, that Bank may, in its reasonable discretion, make a final disbursement of the Construction Loan prior to the satisfaction of any or all such conditions, and any such action shall not constitute a waiver of Bank’s right to require satisfaction of any or all of the following conditions precedent before any subsequent disbursement is made (all documents, agreements and evidence to be delivered to Bank pursuant to the terms of this Agreement shall be satisfactory in form and substance to Bank and its counsel in their sole discretion):

(a)General Conditions Precedent to Final Disbursement of Proceeds of the Construction Loan. In the case of and prior to the final disbursement of the Construction Loan, and in addition to the satisfaction of all of the conditions set forth in Section 4.3:

(i)All of the applicable conditions for prior disbursements of the Construction Loan must be satisfied with respect to such prior disbursements.

(ii)The period that laborers, subcontractors and materialmen have for filing mechanic’s and materialmen’s liens against the Property in connection with the construction of the Improvements has expired or Bank has have received final conditional lien waivers acceptable to Bank from the Contractor and all Subcontractors in connection with the applicable Improvements followed no later than ten (10) days thereafter by final unconditional lien waivers from the Contractor and all Subcontractors providing labor or materials to the applicable Improvements;

(iii)With respect to the final release of Retainage under the Construction Contract in connection with the Improvements, (A) Bank shall have received appropriate approvals from (1) all Governmental Entities regarding completion of the Improvements, which approvals shall be evidenced by an irrevocable certificate of occupancy or completion as applicable, for such Improvements to the extent such certificate is a condition to the lawful use and occupancy; (2) the state or local fire authority or its equivalent; and (3) all other Governmental Entities having jurisdiction over the contemplated uses, operation and occupancy of the Project; and (B) Borrower shall have satisfied all of the other conditions to final disbursement of the Construction Loan set forth in this Section 4.4(a);

(iv)Borrower shall have submitted to Bank copies of all licenses, permits and agreements necessary for the use, operation and occupancy of such Improvements not previously delivered to Bank;

(v)Borrower shall have provided to Bank, an ALTA/NSP as built survey or other satisfactory evidence showing that (1) the Improvements have been built substantially in accordance with the Plans and Specifications and do not encroach on any easement or public or private right of way; (2) the Improvements have been constructed within the boundaries of the Property; and (3) the Improvements have been constructed within the setback lines as required by applicable zoning ordinances and do not encroach upon any other lot or other property;

(vi)Borrower shall have provided to Bank “as built” Plans and Specifications of the Improvements showing the final specifications of the Improvements;

(vii)Borrower shall have provided to Bank a warranty book, together with all guaranties and maintenance agreements, etc., relating to the Improvements;

(viii)Borrower shall have provided to Bank executed AIA Form G706 (Contractor’s Affidavit of Payments of Debts), AIA Form G706A (Contractor’s Affidavit of Release of Liens), and AIA Form G707 (Consent of Surety of final Payment) pertaining to all bonded projects;

(ix)Borrower shall have provided to Bank executed AIA Form G704 or other document satisfactory to Bank by the Contractor and Borrower;

(x)Borrower shall have provided to Bank a notice of completion on Bank’s approved form executed by Borrower and duly recorded in the real property records of the county in which the Property is located;

(xi)Borrower shall have provided to Bank satisfactory evidence of continuing insurance coverage in accordance with Section 6.5;

(xii)Borrower shall submit a certified copy of the final Project report as prepared by the Engineer for the Improvements; and

(xiii)Bank shall have received such other documentation, including, but not limited to, endorsements to the Title Policies, as Bank may reasonably require.

Within five (5) Business Days after the payment of any Retainage, Borrower shall deliver to Bank an unconditional lien waiver and release from the Contractor for all amounts due for work, labor and materials in connection with the Improvements. Within thirty (30) Business Days after payment of final Retainage with respect to the Improvements, Borrower shall deliver to Bank unconditional lien waivers and releases from each Subcontractor for the full amounts due for work, labor and materials in connection with the Improvements. As an additional consideration to releasing any final Retainage, Bank may withhold one hundred fifty percent (150%) of the estimated amount of any punchlist work associated with incomplete or incorrect work remaining to be completed by Contractor or any Subcontractor at any tier.

4.5Construction Funds Advances/Draw Procedure and Documents for Construction Loan. At the Closing, Bank shall fund any or all charges reflected on the settlement statement reasonably approved by Bank and Borrower. Thereafter, on or about the 8th day of each month, Borrower shall deliver to Bank such of the following as Bank may request or require (with respect to the previous month).

(a)a draw request on a form prescribed by Bank, together with AIA Forms G702 and G703 (and such other written forms as may from time to time be approved or required by Bank) and a certification from Borrower that (i) the Construction Loan is “in balance” as required in Section 6.12 and the District Bond Financing is “in balance” as required in Section 6.24, (ii) all proceeds of the Construction Loan theretofore advanced have been spent in accordance with the draw request applicable thereto, and (iii) the Improvements have been and are being constructed substantially in accordance with the Plans and Specifications;

(b)the certification by Borrower, the Engineers, the Contractor, and the Inspector, that: (i) all work performed is in substantial accordance with the Plans and Specifications; (ii) all governmental licenses and permits required for the Improvements as then completed have been obtained and will be exhibited to Bank upon request; (iii) the Improvements as then completed do not violate, and, if further completed in accordance with the Plans and Specifications, will not violate, any law, ordinance, rule or regulation; and (iv) the remaining undisbursed proceeds of the Construction Loan held by Bank are sufficient to pay for the completion of the Improvements.

(c)a list, certified by Borrower identifying the Contractor and all Subcontractors who have provided services or materials for the Improvements and who are entitled to any of the proceeds of the next scheduled disbursement, together with copies of supporting invoices and copies of checks by Borrower payable to each Contractor and Subcontractor in the above mentioned certificate as Bank may reasonably request;

(d)(i) unconditional releases and waivers of mechanics’ and materialmen’s liens in form satisfactory to Bank, executed by the Contractor and all Subcontractors who were listed to be paid pursuant to Section 4.5(b)above in the disbursement which is one disbursement prior to the current disbursement (i.e., Bank shall receive lien waivers in April for amounts paid with the March draw), releasing any right to a lien through a date not more than 60 days prior to the next scheduled disbursement, and (ii) conditional lien waivers and releases from the Contractor and all Subcontractors who are listed to be paid pursuant to Section 4.5(b) above in the current disbursement;

(e)at Bank’s discretion, copies of checks signed by Borrower payable to the Contractor and each Subcontractor identified in Section 4.5(b);

(f)certifications from the Inspector, in such form as Bank may reasonably request, that the Improvements have been and are being constructed substantially in accordance with the Plans and Specifications, and that all materials for which payment is requested have been delivered to and remain on the Property;

(g)certifications from the Contractor, in the form attached hereto as Exhibit C, that there are no outstanding Change Orders in connection with the construction of the subject Phase and no other amounts in dispute; and

(h)such other documents, instruments and agreements as Bank may reasonably request.

4.6	Amount of Disbursements of Construction Funds/Limitations.

(a)	Subject to the satisfaction of the conditions precedent set forth in Sections

4.1 through 4.5, after receipt of the documents delivered pursuant to Section 4.2 through Section 4.6 (as applicable) and subject to the limitations set forth in this Section 4.6, Bank shall make monthly disbursements of the Construction Loan as directed by Borrower in the manner set forth in Section 4.6(d) in amounts equal to (i) The total purchase price of uninstalled materials delivered to and stored on the Property in a manner reasonably acceptable to Bank for later installation in the Improvements, or any materials stored offsite, subject to the terms of 4.6(a)(ii) below; plus (ii) deposits required by material and equipment suppliers for materials and equipment to be incorporated into the Improvements, provided the deposit requests are unavoidable and commercially reasonable, plus (iii) the cost of all materials installed in and work completed on the Improvements approved by Bank and set forth in the Construction Budget; plus (iv) the total of all other costs and expenses previously incurred for items listed in the Construction Budget to be funded from the construction funds; less (v) any Reserve (excluding the Interest Reserve); less (vi) Retainage as provided for in the agreement between Borrower and the Contractor (at 5% per State of Colorado statute), less (vii) Retainage of 5% on all other Subcontractor contracts other than those with design professionals or other professional services entities not subject to retainage; and less (viii) the sum of all previous disbursements.

Notwithstanding anything to the contrary contained in the foregoing, Lender shall fund through the Construction Loan, all monthly overhead needs of Borrower during the Project, as reflected in the Construction Budget as “RLC Project Overhead”.

(b)Bank shall have the right to approve or disapprove specifically, in its sole discretion, all disbursements for Stored Materials. Without limiting Bank’s approval rights as set forth in the preceding sentence, Bank will not approve disbursements for Stored Materials until Borrower complies with the conditions set forth in Section 4.6(b)(i) below.

(i)As a condition precedent to the disbursement for Stored Materials, Borrower shall supply to Bank: (A) evidence satisfactory to Bank that the Stored Materials are included in the coverage of the insurance policies required by Section 6.5 of this Agreement; (B) evidence satisfactory to Bank from the seller or fabricator of the Stored Materials that, upon payment, ownership thereof will vest in Borrower free of any liens or claims of third parties; (C) (1) evidence satisfactory to Bank that the Stored Materials are satisfactorily stored on the Property to protect against theft or damage, or (2) if the Stored Materials are not stored on the Property,

(x) evidence satisfactory to Bank that the Stored Materials are stored in a bonded or insured warehouse or storage yard approved by Bank, and the warehouse or yard has been notified that Bank has a security interest in the subject Stored Materials, and (y) Bank shall have received from Borrower the original warehouse receipt.

(c)Borrower may use the Construction Loan funds only to pay costs and expenses set forth in the Construction Budget.

(d)Disbursements for use of the contingency may be made for hard and soft costs, established in the Construction Budget, provided the contingency is only paid to Contractor for actual documented hard and soft costs incurred by Contractor. Further, (i) the aggregate disbursements from the Construction Loan for soft costs, which may exceed ten percent (10%) of the total requested disbursement, shall be allocated across cost categories on an appropriate basis necessary to account for front-end loaded general conditions and (ii) other costs and shall be deemed approved by Bank, provided such allocation does not (w) cause the contingency to be prematurely exhausted; (x) result in the Construction Loan not remaining “in balance” (as defined in Section 6.12 below); (y) result in any deviation from the Plans and Specifications previously approved by Bank for the Improvements constructed by the Contractor; and/or (z) otherwise cause or result in any Default or Event of Default; provided further, however, that no reallocation across cost categories within the Construction Budget undertaken pursuant to Section 6.12 below shall, in any event, cause a cost category set forth in the Construction Budget to vary by more than twenty-five percent (25%) without, in each case, the Bank’s prior written consent, which consent may be withheld in the Bank’s sole but good faith discretion. All payments made by Borrower shall be made by checks to the payee. Any disbursements from the contingency line item in the Construction Budget reserve are subject to Bank’s consent, which consent may be granted or denied in Bank’s reasonable and good faith discretion. Bank (at its sole option) may make advances of the Construction Loan directly to the Contractor, any Subcontractor or any other third party to pay such costs.

(e)Borrower may not use the Construction Loan for items not detailed on the Construction Budget. In the event that Borrower or the Inspector discovers structural defects in the renovation or construction of the Improvements after the Closing requiring construction work not contemplated by the Construction Budget, Borrower shall immediately notify Bank in detail in writing of the same with an estimate of the cost to complete such work. Any cost overruns associated with such work may not be paid from construction funds unless Bank otherwise consents in writing, which consent may be withheld in Bank’s reasonable and good faith discretion.

4.7Additional Conditions to Disbursement of Revolving Line of Credit. Bank shall have no obligation to make disbursements of the proceeds of the Revolving Line of Credit (including, the for avoidance of doubt, any initial or final disbursement thereof) unless all of the following conditions precedent are satisfied, as applicable, at the time of the initial disbursement and at the time of each subsequent disbursement; with the understanding, however, that Bank may, in its discretion, make disbursements of the Revolving Line of Credit prior to the satisfaction of any or all such conditions, and any such action shall not constitute a waiver of Bank’s right to require satisfaction of any or all of the following conditions precedent before any subsequent disbursement is made (all documents, agreements and evidence to be delivered to Bank pursuant to the terms of this Agreement shall be satisfactory in form and substance to Bank and its counsel in their sole discretion):

(a)Borrower shall have satisfied all conditions precedent set forth in Sections 4.1 and 4.3 hereof.

(b)Borrower shall notify the Bank of its intention to borrow under the Revolving Line of Credit, in each case specifying the date and amount of such requested advance thereof. All notices under this Section by Borrower shall be irrevocable and Borrower agrees that Bank may rely and act upon a request for an advance of the Revolving Line of Line of Credit from any individual whom the Bank believes to be the representative of Borrower.

(c)Borrower shall have executed and sent to Bank a request for advance of the Revolving Line of Credit, setting forth in writing the amount of the requested disbursement of such Revolving Line of Credit and other information, if any, required, pursuant to Section 4.7(b) above, provided, however, that the foregoing conditions precedent shall not prevent Bank, if it so elects in its sole and absolute discretion, from making a disbursement of the Revolving Line of Credit to Borrower pursuant to Borrower’s written request therefor.

4.8Manner of Disbursement. Within four (4) Business Days after Bank’s receipt and approval (which shall be granted, partially granted (with specific reasons for the portion of the request disapproved, or disapproved within twenty one (21) days after submission by the Borrower) of all the documents required to be delivered pursuant to the provisions of this ARTICLE 4, Bank shall make disbursement of the proceeds of the Loans as directed by Borrower in the amount of the disbursement, determined in the manner set forth in Section 4.6 or Section 4.7 as applicable; provided, however, that Bank may always elect in its sole discretion to disburse proceeds of the Loans directly to Borrower. In no event, however, shall Bank be required to make more than one disbursement each of the proceeds of the Loans per month. If at any time there shall exist an Event of Default, Bank may, in its sole discretion, make no further disbursements or disburse directly to any person or persons entitled to any of the proceeds of such disbursement.

4.9Other Payments. At its discretion, Bank may pay from the undisbursed proceeds of the Loans any of the following:

(a)	any professional fees required to be paid under Section 2.2;

(b)any amounts necessary to clear title to the Property and Improvements or to pay liens and encumbrances upon the Property and Improvements provided the same are prior to the liens of the Deeds of Trust;

(c)any other amounts Bank may reasonably determine are due and payable in connection with the terms and provisions hereof or of the Notes or the Loan Documents, or to preserve any Collateral;

(d)	interest or principal due on the Loans, if not otherwise paid by Borrower;

and

(e)	amounts necessary to fund Reserves.

Any such payments shall for all purposes be deemed to be disbursements of the principal of the Loans.

ARTICLE 5 REPRESENTATIONS AND WARRANTIES

In order to induce Bank to make the Loan, Borrower represents, warrants and covenants as follows, which representations, warranties and covenants shall be true and correct as of the execution hereof and as of Closing and shall survive the execution and delivery of the Loan Documents:

5.1Organization and Authority. Borrower is a Colorado limited liability company duly incorporated and validly in existence and in good standing under the laws of the State and authorized to do business and to own real property in the State. Borrower has full power and authority to enter into this Agreement, to borrow money as contemplated herein and to execute and carry out the provisions of the Loan Documents. The execution, delivery and performance of the Loan Documents have been duly authorized by all necessary action of Borrower, and no other action of Borrower is required for the execution, delivery and performance of the Loan Documents. The Loan Documents which have been executed and delivered pursuant to this Agreement constitute, or, if not yet executed or delivered, will when so executed and delivered, constitute valid and binding obligations of Borrower, each enforceable in accordance with its respective terms.

5.2Industry Track Agreement. The Industry Track Agreement has not been modified or amended and the same remains in full force and effect on the date hereof in accordance with its terms.

5.3	Intentionally deleted.

5.4Financial Statements. Any loan applications, financial statements, supporting schedules, and financial reports now or hereafter delivered to Bank in connection with the Loan

Documents by or on behalf of Borrower including any officer of Borrower are or will be true and correct in all material respects as of the dates thereof, have been or will be prepared in accordance with GAAP, consistently applied and fairly represent the respective financial conditions of the subjects thereof as of the dates thereof and for the periods covered thereby, and no Material Adverse Occurrence has occurred in the financial conditions presented therein since the respective dates thereof.

5.5No Litigation. There are no actions, suits or proceedings pending, or to the knowledge of Borrower threatened against or affecting Borrower, or any of the property or assets of Borrower, in any court at law or in equity, or before or by any Governmental Entity which might materially adversely affect the ability of Borrower to perform its obligations hereunder or under any of the Loan Documents, or might adversely affect the priority of Bank’s liens and security interests with respect to Borrower’s property or assets. To Borrower’s knowledge, there are no actions, suits or proceedings pending or threatened against or affecting Guarantor, or any of the property or assets of Guarantor, in any court at law or in equity, or before any Governmental Entity which might materially adversely affect the ability of Guarantor to perform its obligations under any of the Loan Documents to which it is a party.

5.6Marketable Title. Borrower owns marketable title to the Property, free and clear of all Liens and Encumbrances, excepting only the Permitted Encumbrances, which Property secures repayment of the Loan. Unless otherwise previously disclosed to Bank in writing, Borrower has not entered into or granted any mortgages, agreements, or permitted the filing or attachment of any security interests, liens or encumbrances on or affecting the Property or other Collateral directly or indirectly securing repayment of the Loan, that would be prior or that might in any way be superior or junior to Bank’s security interests and rights in and to the Property and other Collateral.

5.7Covenants, Zoning and Codes. Borrower and Guarantor (to the extent applicable) have complied and will continue to comply with all applicable statutes and regulations to be complied with in connection with the use and occupancy of and operation on the Property. All permits, consents, approvals or authorizations by, or registrations, declarations, withholding of objections or filings with any Governmental Entity or private entity necessary in connection with the valid execution, delivery and performance of this Agreement, the Loan Documents, and any and all other documents executed in connection with any of the foregoing have been obtained and are valid, adequate and in full force and effect. The use, occupancy and construction on the operation of the Property by Borrower will in all respects conform to and comply with all Covenants.

5.8Utilities. As part of construction of the Project, Borrower will (i) cause all wet Utility Services necessary for the use and occupancy of and construction and operation on the Property for its intended use to be constructed and fully available to and operational on the Property or to be fully available to and operational on the Property as and when required; and (ii) use commercially reasonable efforts to cause the providers of all required Dry Utility Services to construct all dry utilities necessary for the use and occupancy of and construction and operation on the Property for its intended use and to be fully available to and operational on the Property or to be fully available to and operational on the Property as and when required.

5.9Access to the Property. As part of construction of the Project, Borrower will cause all roads, streets, traffic turn lanes, rail lines, and access ways necessary for the full utilization of the Property for its intended purposes and located outside the boundaries of the Property to be completed and dedicated to public use and accepted by the appropriate Governmental Entity or to be completed and dedicated to public use upon Substantial Completion of the Improvements.

5.10Use of Proceeds. The proceeds of the Loan will be used by Borrower solely for the purposes stated herein. The purpose of the Loan is a business purpose and not a personal, family or household purpose. The proceeds of the Loan shall not be used to make loans to, or investments in, or purchases of any corporation, partnership, joint venture, or third party. No part of the proceeds of the Loan hereunder will be used by Borrower for any purpose which violates, or which is inconsistent with, any regulations promulgated by the Board of Governors of the Federal Reserve System and, specifically, no part of proceeds of the Loan will be used for purchasing or acquiring any “margin stock” within the meaning of Regulations T, U or X of the Board of Governors of the Federal Reserve System.

5.11Solvency. Borrower and Guarantor have (a) not entered into the transaction evidenced by this Agreement or executed the Notes, this Agreement or any other Loan Documents with the actual intent to hinder, delay or defraud any present or future creditor of Borrower or Guarantor and (b) received reasonably equivalent value in exchange for their respective obligations under the Loan Documents. Borrower and Guarantor (i) are not and will not become “insolvent” as that term is defined in Section 101(32) of the United States Bankruptcy Code, Title 11 U.S.C. (the “Bankruptcy Code”), Section 2 of the Uniform Fraudulent Transfer Act (“UFTA”) or Section 2 of the Uniform Fraudulent Conveyance Act (“UFCA”), (ii) do not have “unreasonably small capital,” as that term is used in Section 548(a)(1)(B)(ii)(II) of the Bankruptcy Code or Section 5 of the UFCA, (iii) are neither engaged nor about to engage in a business or a transaction for which their remaining property is “unreasonably small” in relation to such business or transaction as that term is used in Section 4 of the UFTA, and (iv) are not unable to pay their respective debts as they mature or become due, within the meaning of Section 548(a)(1)(B)(ii)(II) of the Bankruptcy Code, Section 4 of the UFTA and Section 6 of the UFCA. (As used in this Section, all terms used or defined in the Bankruptcy Code, UFTA or UFCA shall be subject to the statutory definitions and interpretive case law applicable thereto.) No petition in bankruptcy has been filed against Borrower or Guarantor in the last seven (7) years, and neither Borrower nor Guarantor in the last seven (7) years have taken advantage of any Creditors Rights Laws. Neither Borrower nor Guarantor are contemplating either the filing of a petition by it under any Creditors Rights Laws or the liquidation of all or the majority of the present fair market value of its assets or property, and neither Borrower nor Guarantor has any knowledge nor has any reason to know of any Person contemplating the filing of any such petition against Borrower or Guarantor.

5.12No Conflicts. The execution, delivery, and performance by Borrower and Guarantor of the Loan Documents to which each is a party will not conflict with, or result in a violation of or a default under: (a) any applicable law, ordinance, regulation, or rule (federal, state, or local); (b) any judgment, order, or decree of any arbitrator, other private adjudicator, or Governmental Entity to which Borrower or Guarantor is a party or by which Borrower or Guarantor or any of the assets or property of Borrower or Guarantor is bound; (c) any of the Approvals and Permits; or (d) any agreement, document, or instrument to which Borrower or

Guarantor is a party or by which Borrower or Guarantor or any of the assets or property of Borrower or Guarantor is bound.

5.13Execution and Delivery and Binding Nature of Loan Documents. The Loan Documents have been duly executed and delivered by or on behalf of Borrower and Guarantor, as applicable. The Loan Documents to which Borrower and Guarantor are parties are legal, valid, and binding obligations of Borrower and Guarantor, as applicable, enforceable in accordance with their terms against Borrower and Guarantor, as applicable.

5.14Accurate Information. All information in any loan application, financial statement, certificate executed by Borrower or Guarantor, delivered by or on behalf of Borrower or Guarantor or their respective officers, if applicable, to Bank in obtaining the Loan is correct and complete in all material respects, and there are no omissions therefrom that result in any such information being materially incomplete, incorrect, or misleading as of the date thereof. There has been no Material Adverse Occurrence relative to Borrower or Guarantor since the date of such information.

5.15Approvals and Permits; Assets and Property. Borrower has obtained and there are in full force and effect, or will obtain and will be in full force and effect prior as and when required under applicable law, all Approvals and Permits necessary for the construction of the Improvements, the conduct of the business of Borrower and the use and occupancy of and operation on the Property by Borrower. Guarantor has obtained and there are in full force and effect all Approvals and Permits necessary for the conduct of the business of the Guarantor. Borrower and Guarantor own or lease all assets and property necessary for conduct of their respective businesses and operations. The Property of Borrower is not subject to any Liens and Encumbrances, other than the Permitted Encumbrances.

5.16Taxes. Borrower and Guarantor have filed or caused to be filed all tax returns (federal, state, and local) required to be filed by Borrower and Guarantor and have paid all taxes and other amounts shown thereon to be due (including, without limitation, any interest or penalties).

5.17Compliance with Law. To Borrower’s and Guarantor’s knowledge, neither Borrower, Guarantor nor the Property are in violation of any law, ordinance, regulation, or rule (federal, state, or local). Upon completion, the Property will comply in all material respects with applicable statutes and regulations to be complied with in connection with the use and occupancy of and operation on the Property, including, without limitation, the ADA.

5.18Representations and Warranties Upon Delivery of Financial Statements, Documents, and Other Information. Each delivery by Borrower or Guarantor to Bank of financial statements, other documents, or information after the date of this Agreement shall be a representation and warranty by Borrower that such financial statements, other documents, or information pertaining to Borrower and Guarantor is correct and complete in all material respects, that there are no omissions therefrom that result in such financial statements, other documents, or information being materially incomplete, incorrect, or misleading as of the date thereof, and that such financial statements accurately present the financial condition and results of operations of Borrower and Guarantor as of the dates thereof and for the periods covered thereby. Each delivery by Borrower or Guarantor to Bank of financial statements, other documents, or information after the date of this Agreement not pertaining to Borrower or Guarantor shall be a representation and warranty that, to Borrower’s knowledge, (i) such financial statements, other documents, or information is correct and complete in all material respects, (ii) that there are no omissions therefrom that result in such financial statements, other documents, or information being materially incomplete, incorrect, or misleading as of the date thereof, and (iii) that such financial statements accurately present the financial condition and results of operations of the applicable party as of the dates thereof and for the periods covered thereby.

5.19No Default. There exists Event of Default under the provisions of any instrument evidencing debt incurred or assumed by Borrower or Guarantor or any material agreement relating thereto or any other agreement or instrument to which Borrower or Guarantor is a party.

5.20No Burdensome Agreements. Except for the Loan Documents and the Project Contracts, Borrower is not a party to, nor is bound by, any agreement, instrument or undertaking, or subject to any other restriction (a) that materially adversely affects or might in the future so affect the property, financial condition or business operations of Borrower, or (b) under or pursuant to which Borrower is or will be required to place (or under which any other Person may place) a lien upon any of its property or assets securing debt either upon demand or upon the happening of a condition, with or without such demand.

5.21Subdivision Laws. Borrower has complied and will comply with all applicable subdivision laws and similar statutes and requirements.

5.22ERISA. As of the date hereof and throughout the term of the Loan, (a) Borrower is not and will not be an “employee benefit plan” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), which is subject to Title I of ERISA, (b) the assets of Borrower do not and will not constitute “plan assets” of one or more such plans for purposes of Title I of ERISA, (c) Borrower is not and will not be a “governmental plan” within the meaning of Section 3(3) of ERISA, and (d) transactions by or with Borrower are not and will not be subject to state statutes applicable to Borrower regulating investments of and fiduciary obligations with respect to governmental plans.

5.23Americans with Disabilities Act. The Property shall conform with the requirements of the ADA.

5.24Anti-Terrorism Laws. Neither Borrower nor any of its affiliates is in violation of any Anti-Terrorism Laws. No natural person owns, directly or indirectly, 20% or more of the ownership interests in Borrower.

5.25	Leases. Borrower has not entered into any Lease.

5.26Task Orders. Attached as Schedule 5.26 hereto are true, accurate and complete copies of all task orders issued to date by the District to Borrower for work performed or to be performed by Borrower pursuant to the Construction Project Delivery Agreement, none of which have been further amended or modified and all of which remain in full force and effect on the date hereof in accordance with their terms. Schedule 5.26 contains a complete listing of (i) all sums disbursed to-date under such task orders; (ii) amounts due and owing by the District thereunder;

(iii)the undisbursed amount of District Bond Financing proceeds available for payment of the public infrastructure improvements to be completed for or on behalf the District pursuant to the Construction Project Delivery Agreement; and (iv) the value of all public infrastructure improvements remaining to be completed under the Construction Project Delivery Agreement.

5.27Director Parcel PSAs. Attached as Schedule 5.27 hereto are true, accurate and complete copies of Director Parcel PSAs executed by the Directors of the District on or prior to the date hereof. The Director Parcel PSAs have not been further amended or modified and the same remain in full force and effect on the date hereof in accordance with their terms.

5.28Declarations. The Declarations are in full force and effect and have not been modified or amended except for any amendments provided to Bank. No default or event of default under the Declarations on the part of Borrower has occurred and is continuing beyond all applicable notice and cure periods.

5.29Certification. Except as may have been previously disclosed to Bank, there has been no change in the direct or indirect ownership interests in Borrower or Guarantor as reported in the Certification, or with respect to the individual with significant managerial responsibility identified in the Certification.

5.30Compliance with Surface Rights Statute. Borrower’s planning and development of the Property has complied in all respects with the requirements of C.R.S. §§ 24-65.5-101 et. seq., including, without limitation, the requirement that all mineral owners and mineral lessees owning or leasing any minerals or mineral rights located in, on, under or associated with or appurtenant to the Property be notified by certified mail, return receipt requested or overnight courier of Borrower’s proposed development of the Property, and all such notifications were sent by Borrower to such mineral owners and mineral lessees in compliance with the foregoing statutes.

5.31Survival of Representations. All representations and warranties contained in this Article 5 and elsewhere in this Agreement shall survive the delivery of the Notes and the Loan Documents, and the making of the Loans evidenced thereby and any investigation at any time made by or on behalf of Bank shall not diminish its rights to rely on all of such representations and warranties and all agreements, representations and warranties made herein shall continue in full force and effect until the Secured Obligations have been fully paid and satisfied.

THE WARRANTIES AND REPRESENTATIONS IN THIS ARTICLE 5, AND ANY ADDITIONAL WARRANTIES AND REPRESENTATIONS CONTAINED HEREIN AND IN THE OTHER LOAN DOCUMENTS, WILL BE DEEMED TO HAVE BEEN RENEWED AND RESTATED BY BORROWER AT THE TIME (1) OF EACH REQUEST BY BORROWER FOR AN ADVANCE OF LOAN PROCEEDS, AND (2) OF EACH ADVANCE OF THE LOAN PROCEEDS.

ARTICLE 6 AFFIRMATIVE COVENANTS

Until the Secured Obligations are paid and performed in full, Borrower agrees that, unless Bank otherwise agrees in writing in Bank’s absolute and sole discretion:

6.1Books and Records; Access By Bank. Borrower will maintain a single, standard system of accounting, including, without limitation, a single, complete, and accurate set of books and records of its assets, business, financial condition, operations, property, prospects, and results of operations in accordance with good accounting practices. Bank shall have the right from time to time to examine such assets and property and to audit, copy, and make excerpts from such books, records, and documents upon reasonable notice and during normal business hours.

6.2Taxes and Other Indebtedness. Borrower shall pay and discharge before delinquency, all taxes, assessments, and governmental charges or levies imposed upon it, upon its income or profits, or upon any property belonging to it, when due, all valid and lawful claims (including, without limitation, claims for labor, materials, and supplies), which, if unpaid, might become a Lien or Encumbrance upon any of its assets or property, and before delinquency, all its other indebtedness. Borrower shall provide evidence to Bank no later than thirty (30) days after the date on which ad valorem taxes would be delinquent that such taxes have been paid in full. Nothing herein contained shall prohibit Borrower from contesting in good faith and at its own expense any tax, assessment or governmental charge, provided, however, Borrower shall, not later than twenty (20) days after the notice of such tax, assessment or charge which is disputed or contested by Borrower, provide a surety protecting Bank’s interest from any claim or lien against the collateral satisfactory to Bank.

6.3Payment of Claims. Borrower agrees to pay and discharge all claims for labor performed and material and services furnished in connection with the Collateral, and to take all other steps necessary to forestall the assertion of claims or liens either against the Collateral, or any part thereof or right or interest appurtenant thereto, or of claims against Bank. Nothing herein contained shall require Borrower to pay any claims for labor, materials or services which Borrower in good faith disputes and which Borrower, at its own expense, is currently and diligently contesting, provided, however, that Borrower shall, not later than twenty (20) days after the notice of the filing of any claim or lien against the Collateral or notice of intent to file such a lien, which is disputed or contested by Borrower, notify Bank of such lien and proceed to contest or discharge such lien, in each case in accordance with and subject to the terms and conditions of Section 6.17 hereof. Borrower’s failure to pay such claims prior to the Completion Date will not prevent Borrower from receiving an extension of the Initial Term provided that Borrower delivers to Bank such evidence as Bank may reasonably require that Borrower has set aside adequate funds to fully and completely resolve such claims.

6.4Law; Judgments; Material Agreements; Approvals and Permits. Borrower shall comply with all laws, ordinances, regulations, and rules (federal, state, and local) and all judgments, orders, and decrees of any arbitrator, other private adjudicator, or Governmental Entity relating to Borrower, the Collateral, or the assets, business, operations, or property of Borrower. Borrower shall comply in all material respects with all material agreements, documents, and instruments to which Borrower is a party or by which Borrower, the Property, or any of the other assets or property of Borrower is bound or affected. Borrower shall comply with all requirements contained in or required under any Covenants and all conditions and requirements of all Approvals and Permits. Borrower shall obtain and maintain in effect from time to time all Approvals and Permits required for the business activities and operations then being conducted by Borrower.

6.5Insurance. At all times, Borrower shall obtain and maintain in force, or otherwise cause the General Contractor to obtain and maintain in force, and pay the cost of property, commercial general liability, builder’s risk and other types and forms of insurance coverage with respect to the Property or the Loans as may be required by Bank in accordance with Bank’s insurance requirements as delivered to Borrower from time to time, including but not limited to the following:

(a)Property. Insurance against loss or damage by fire, lightning, earthquake and other perils, on an all risk basis, with such coverage to be in an amount not less than the full replacement value of the Improvements. During the period of construction of the Project, such policy shall be written in the so-called “Builder’s Risk Completed Value Non- Reporting Form,” on an all risk basis, with no coinsurance requirement, and shall contain a provision granting the insured the right to complete and/or occupy the Project.

(b)Liability. Insurance protecting Borrower and Bank against loss or losses from liability imposed by law or assumed in any written contract and arising from personal injury including bodily injury or death, having a limit of liability of not less than One Million Dollars ($1,000,000.00) (combined single limit for personal injury, including bodily injury or death, and property damage), and Two Million Dollars ($2,000,000.00) aggregate for personal injury, including bodily injury or death and property damage with an excess umbrella policy providing liability insurance coverage in the amount of Three Million Dollars ($3,000,000) per occurrence and Twenty-Five Million Dollars combined annual aggregate.

(i)Such liability policies must provide comprehensive general liability insurance with coverages for Property and Products and Completed Operations, Blanket Contractual Liability, Personal Injury Liability, Broad Form Property Damage (including completed operations), Explosion Hazard, Collapse Hazard and Underground Property Damage Hazard.

(ii)All such liability policies referred to herein must be written on an occurrence basis so as to provide blanket contractual liability, broad form property damage coverage, and coverage for products and completed operations. Liability insurance under this subparagraph (ii) may be provided under a blanket policy which specifically refers to the Project. During the period of any construction, Borrower shall cause its Contractor, the major subcontractors and/or all other subcontractors to maintain in full force and effect any or all of the liability insurance required under this subsection (ii).

(c)Automobile Liability. Automobile liability insurance in the amount of One Million Dollars ($1,000,000.00) per occurrence and combined annual aggregate,

(d)	Business Interruption. Intentionally Deleted.

(e)	Flood. Intentionally Deleted.

(f)Contractor. Contractor shall be required to carry liability insurance of the type and providing the minimum limits set forth below (such insurance may also be carried by Borrower on Contractor’s behalf):

(i)Workers’ compensation insurance, disability benefits insurance and each other form of insurance Contractor is required by law to provide in order to cover loss resulting from injury, sickness, disability or death of employees of Contractor who are located on or assigned to the Project.

(ii)Commercial general and other liability insurance in the minimum amounts and types described in Sections 6.5(b) and 6.5(c) hereof modified to provided excess umbrella liability insurance coverage in the amount of not less than Twenty Million and No/100 Dollars ($20,000,000.00) per occurrence and combined annual aggregate.

(iii)	Intentionally Deleted.

(g)Engineer. Each Engineer shall be required to provide engineer’s professional liability insurance with a limit of liability of not less than One Million Dollars ($1,000,000.00), or such other amount as may be required by Bank. This policy shall cover claims for a period of not less than three (3) years after the completion of each Project.

(h)Additional Insurance. Borrower shall provide such other policies of insurance as Bank may reasonably request in writing including, without limitation, earthquake insurance, in amounts satisfactory to Bank.

(i)Insurance Providers and Policies. All insurance policies shall (i) be issued by an insurance company having a rating of “AIX” or better by A.M. Best Co., in Best’s Rating Guide, (ii) name Bank as an additional insured on all liability insurance and as mortgagee and "lender's loss payable" on all casualty insurance, (iii) provide that Bank is to receive thirty (30) days’ written notice prior to non-renewal or cancellation, (iv) be evidenced by a certificate of insurance to be held by Bank, and (v) be in form reasonably acceptable to Bank. All such insurance shall be renewed annually while any of the Secured Obligations remain outstanding and evidence of such renewal provided to Bank at least twenty (20) days prior to policy expiration. All such liability insurance shall be primary and not contributing to any liability insurance carried by Borrower and Borrower and Bank shall be listed as additional insureds on all required liability insurance and such policies shall be endorsed to so provide.

(j)Premiums. Borrower shall promptly pay all premiums when due on any such policies and renewals thereof and shall furnish Bank with written evidence of such payment. At least 30 days prior to the expiration of any such policies required by Bank, a policy form renewing or extending such expiring insurance shall be delivered to Bank if Bank requests delivery of such policies to it.

(k)Bank May Purchase. In the event Borrower fails to provide insurance complying with the provisions hereof, Bank may, but without obligation so to do, without notice to Borrower, without demand upon Borrower, without releasing Borrower from any obligation hereof, and without curing any default of Borrower, obtain insurance, in any amounts determined by Bank, through or from any insurance agency or insurer or insurance underwriter acceptable to Bank, and pay the premium therefore, and Bank by doing so shall not be chargeable with obtaining or maintaining such insurance or for the collection of any insurance monies or for any insolvency of any insurer or insurance company. Bank, from time to time, may furnish to any insurance agency or company, or any other person, any information contained in or extracted from any insurance policy theretofore delivered to Bank pursuant hereto and any information concerning the Loans, Borrower, or the Property.

(l)Assignment of Insurance Proceeds. Borrower hereby assigns to Bank all insurance proceeds from each and every kind of insurance obtained by Borrower related to the Property, including without limitation, all proceeds from insurance not specifically required by Bank at the origination of the Loans or thereafter but which may be carried by Borrower from time to time with respect to the Property or the ownership, operation or income thereof, including, without limitation, earthquake insurance. If at any time Borrower obtains insurance related to the Property or the ownership, operation or income thereof, which is not specifically required by Bank, including, without limitation, earthquake insurance, then Borrower shall nevertheless include Bank and its successors and assigns as additional insureds or additional loss payees thereto.

6.6Damage or Destruction.

(a)If the Improvements or the Property, or any portions or part thereof, are damaged or destroyed by fire or any other cause, Borrower shall, at the request of Bank and subject to the provisions of this Section, immediately proceed with the restoration thereof in accordance with the Plans and Specifications, and shall diligently complete the work of restoration, provided that Bank makes available to Borrower as restoration progresses any insurance proceeds actually paid to Bank in respect to such damage or destruction. If (i) in Bank’s sole discretionary but good faith judgment the insurance proceeds are sufficient to complete the restoration within one hundred eighty (180) days;
(ii)Bank determines that its security is not impaired; and (iii) no Event of Default exists and is continuing under the Loan Documents (collectively, the “Restoration Conditions”), Bank shall advance the insurance proceeds to Borrower as restoration progresses in the same manner as Bank disburses advances of construction funds under this Agreement. If any one or more of the Restoration Conditions does not exist, Bank may call the Loans immediately due and payable in accordance with the following paragraph; provided, however, if, in Bank’s sole discretionary but good faith judgment the insurance proceeds are insufficient to complete the restoration, Borrower may satisfy such condition by depositing with Bank additional money as in Bank’s sole discretionary but good faith judgment is sufficient to complete the restoration in a timely manner and fully pay the costs thereof.

(b)If in Bank’s sole discretionary but good faith judgment the Improvements cannot be restored in a timely manner as described above or, if Borrower does not or cannot deposit additional money as in Bank’s sole discretionary but good faith judgment is required to complete the restoration and fully pay the cost thereof, or if an Event of Default exists and is continuing under the Loan Documents, such event shall be deemed an Event of Default hereunder, and Bank’s obligation to make insurance proceeds available for restoration shall immediately terminate. Bank may in such case apply any insurance proceeds and/or owner’s equity in the manner set forth in Section 6.6(a)hereof, to reduce the outstanding Secured Obligations of Borrower under the Loan and may exercise any of the other remedies which are described in Section 9.2 hereof or in the Loan Documents.

(c)In the case of loss as described in subsection 6.6(a), Bank is hereby authorized to participate in any settlement or adjustment of claims under insurance policies, as its interest may appear, and to collect and receipt for any proceeds. In the event Bank elects to apply the proceeds to restoration, in keeping with the Restoration Conditions, such proceeds shall be made available, from time to time, in the same manner as Bank disburses advances of construction funds under this Agreement.

6.7Condemnation. If all or any part of the Project is expropriated, condemned, taken by power of eminent domain, or transferred in anticipation of any such circumstances by any competent authority, then the proceeds of any such award or settlement made as compensation or damages for such expropriation, condemnation, exercise of the power of eminent domain or the transfer in anticipation of any such circumstance shall be paid to Bank. Bank, at its election, shall pay or apply such amount in any one or more of the following ways and in such order as Bank shall determine:

(a)	to costs of collection thereof;

(b)payment of any expenses and fees of Bank associated with this Agreement and the other Secured Obligations of Borrower hereunder, the payment of accrued and unpaid interest on the Loan, and the reduction of unpaid principal of the Loan;

(c)to the payment of obligations incurred by Bank or Borrower in the repair or replacement of damage to the Improvements; or

(d)to make payment to Borrower for the costs of restoration and repair of the Improvements.

If the Improvements or the Property or any part thereof is taken by condemnation or subject to imminent threat of condemnation, Bank may elect not to authorize application of any proceeds from any condemnation award to the restoration of the Improvements unless, in Bank’s sole discretionary but good faith judgment, (i) Bank’s security is not impaired, (ii) the Improvements can be replaced and restored in a manner which will enable it to be functionally and economically utilized and occupied as originally intended, and (iii) the condemnation proceeds (when taken together with such additional owner’s equity as Borrower may elect to deposit with Bank) shall be sufficient to replace or restore the Improvements to a functional and economically feasible condition. Whether Bank, in its sole but good faith judgment, determines that the Improvements can be so restored and replaced or not, the rights and obligations of Bank and Borrower thereafter, and the handling and utilization of any condemnation proceeds actually paid to Bank and undisbursed owner’s equity, shall be the same as described in the immediately preceding section hereof. In any event, the proceeds actually paid to the Bank will be provided to or credited to

Borrower in reduction of the outstanding principal balance of the Loan Amount and not to the credit of the Bank.

6.8Fixtures. No Collateral which is personal property shall be purchased or installed on the Property by Borrower under any security agreement, conditional sales contract or other agreement wherein the seller reserves a security interest in, or the right to remove or to repossess, such items or to consider them personal property after their incorporation onto the Property.

6.9Further Assurances. Borrower will at any time and from time to time upon request of Bank take or cause to be taken any reasonable action, execute, acknowledge, deliver or record any further documents, opinions, mortgages, security agreements, financing statements or other instruments or obtain such additional insurance as Bank in its discretion deems necessary or appropriate to carry out the purposes of this Agreement and to preserve, protect and perfect the security interests intended to be created and preserved in the Collateral, the Property, and other properties and assets securing the obligations of Borrower under this Agreement and the Loan Documents.

6.10Industry Track Agreement. Borrower shall, at all times, comply with its obligations under the Industry Track Agreement and shall enforce the terms of the Industry Track Agreement in good faith. Borrower will deliver to Bank, promptly after receipt of the same from the Union Pacific, copies of all material correspondence, reports, notices and other information received from the Union Pacific and pertaining or relating to the Industry Track Agreement.

6.11Deposit Accounts; Security Agreement.

(a)Borrower has opened with Bank and will continuously maintain there, all depository and other accounts necessary for construction of the Improvements and operation of its business, including, without limitation, the account described in Exhibit D attached hereto (collectively, the “Deposit Accounts”). Borrower hereby grants to Bank a first lien security interest in and collateral assignment of each of the Deposit Accounts, now or hereafter established, and all funds from time to time on deposit therein. Upon the occurrence of an Event of Default, Borrower grants to Bank a full right of set-off with respect to all or any portion of the funds on deposit in the Deposit Accounts and any and all interest accrued thereon, if any. Bank may, to the maximum extent permissible by law, apply any or all of the funds in the Deposit Accounts, including accrued interest, if any, toward the unpaid balance of the Loans and/or to any other amounts which may be due and owing under the Loan Documents. Bank shall at all times have “control” of the Deposit Accounts for purposes of maintaining its first and prior perfected security interest therein.

6.12Deposit of Funds/Loan Balancing. As a material covenant and condition of the Loans and as a condition precedent to Bank’s obligation to disburse proceeds of both Loans, Borrower shall pay all Project Costs in excess of the Construction Loan. Except for the payment of interest out of the Interest Reserve pursuant to Section 2.6, Bank shall be obligated to disburse proceeds of the Loans only when the Construction Loan is “in balance.” The Construction Loans shall be “in balance” only at such times as Borrower has invested sufficient funds into the payment of Project Costs so that, in Bank’s good faith judgment, the undisbursed portion of the Construction Loan shall be sufficient to complete construction of the Project and pay all Project Costs (including

Interest Reserve) until repayment in full of the Construction Loan. The Construction Loan shall be “in balance” only at such time and from time to time as Bank may determine in its sole and absolute discretion, that (a) the undisbursed portion of Construction Loan proceeds allocated to each cost category in the Construction Budget, as amended from time to time consistently with this Agreement, is sufficient to complete each such cost category, provided, that the Bank shall allow Borrower to reallocate actual cost savings of no more than twenty-five percent (25%) of projected cost savings from one cost category to another cost category and shall take into account all contingencies in the Construction Budget, and (b) the then undisbursed portion of the Construction Loan equals or exceeds the amount necessary to pay for all work done and not previously paid for or to be done in connection with the completion of the Project substantially in accordance with the Plans and Specifications for such Improvement.

(a)The determination as to whether or not the Construction Loan is “in balance” may be made by Bank at any time following consultation with the Inspector, including with each request for a disbursement of the Construction Loan.

(b)If Bank then reasonably determines that the Construction Loan is not “in balance,” then Bank will not be obligated to make any disbursement of the Construction Loan, unless and until Borrower does any one or more of the following:

1.establishes to Bank’s satisfaction, contrary to Bank’s prior determination, the Construction Loan is “in balance”,

2.within thirty (30) days after notice from Bank that the Construction Loan is not “in balance,” deposit with Bank, in United States Dollars or immediately available funds, the amount necessary to put the Construction Loan “in balance.” No interest shall be paid by Bank on such deposited funds (advances of proceeds of the Construction Loan and such account shall be and be deemed to be made under this Agreement such that all Borrower’s deposit shall be exhausted prior to the making of any further disbursement of proceeds of the Construction Loan), or

3.within thirty (30) days after notice from Bank that the Construction Loan is not “in balance,” Borrower delivers to Bank evidence satisfactory to Bank that Borrower has expended on Project Costs from sources other than proceeds of the Construction Loan or other indebtedness, an amount sufficient to put the Construction Loan “in balance.”

If such amounts are not deposited with Bank within the time period required by this Section 6.12 or other appropriate action taken by Borrower within such time period in accordance with this Section 6.12 to demonstrate to Bank to its good faith satisfaction, in accordance with the provisions hereof, that the Construction Loan has been put back “in balance”, such failure constitute an immediate and non-curable Event of Default.

6.13Commence and Continue Construction; Completion of Construction.

(a)Borrower represents, warrants and covenants that construction of the Improvements shall at all times be completed with diligence and continuity, as determined by Bank in its reasonable discretion, in substantial compliance with the Construction Schedule, in order that Substantial Completion of the Improvements shall occur on or before the Completion Date.

(b)All construction shall be free and clear of defects in and liens or claims for liens for materials supplied or labor or services performed in connection with the Improvements. The Improvements shall be in substantial conformity with the Plans and Specifications and, except for off-site improvements designated thereon, shall be contained wholly within the lot lines of the Property and will not encroach on any other real estate, easements, building lines or set-back requirements.

(c)Subject to Force Majeure Events and Bank-approved Change Orders affecting the Construction Schedule, Borrower shall Substantially Complete construction of the Improvements no later than the Completion Date. Subject to Force Majeure Events and Bank-approved Change Orders affecting the Construction Schedule, Bank shall have no further obligation to make advances or disbursements of the Construction Loan on or after the Completion Date. If the term of the Construction Loan is extended in accordance with the terms and conditions of this Agreement, the maximum amount of the Construction Loan will be reduced to and capped at the outstanding principal balance of the Construction Loan on the Initial Maturity Date.

6.14Ownership of Collateral. Borrower will be the sole owner of all Collateral, free from any adverse lien, security interest or adverse claim of any kind whatsoever, except for security interests and liens in favor of the interest of a lessor pursuant to a lease of personal property approved by Bank and the liens and security interests approved by Bank pursuant to the Loan Documents. Borrower shall not incur any debt, secured or unsecured other than (a) the Loans and
(b)the usual and customary trade debt incurred in the ordinary course of business of owning and operating the Project.

6.15Correction of Defects. Within thirty (30) days after notice thereof, Borrower will proceed with diligence to correct all defects in the Improvements and any substantial departure from the Plans and Specifications except as approved by Bank or permitted under Section 6.16 below. The disbursement of any Construction Loan proceeds or Revolving Line of Credit loan proceeds shall not constitute a waiver of Bank’s right to require compliance with this covenant with respect to any such defect or departure from the applicable Plans and Specifications.

6.16Changes and Change Orders.

(d)Borrower will not change or in any manner cause or seek a change in any laws, requirements of Governmental Authorities and obligations created by CC&Rs, licenses, approvals, restrictions or easement agreements, if any, which now or hereafter may significantly affect the ownership, construction, equipping, fixturing, use or operation of the Project without the prior written consent of Bank which consent will not be unreasonably withheld, conditioned or delayed.

(e)Except for Minor Change Orders, no Change Orders or other changes in the Construction Budget for the Improvements, Construction Schedule or in the Plans and

Specifications, will be effective unless approved in writing in advance by Bank, as described below.

(f)Any Change Order, including Minor Change Orders, must be submitted, along with disbursement requests, to Bank. Change Orders other than Minor Change Orders shall be subject to Bank’s reasonable review and approval. Borrower will not, without the prior written consent of Bank, permit the performance of any work pursuant to, or request a disbursement for, any Change Orders which result in a material change in the Plans and Specifications, Construction Schedule, Construction Contract, or will increase Project Costs. Proposed Change Orders shall be submitted to Bank on a form acceptable to Bank containing such information as to the nature, scope and cost for such change as Bank may require together with a marked copy of the portion of the Plans and Specifications affected by the proposed change.

6.17Contesting Liens. Borrower shall institute the following procedures to insure the prompt removal of mechanics’ liens from the Property:

(g)Borrower shall forward a copy of all known recorded mechanics’ liens to Bank within twenty (20) days of recording, together with a written explanation of the controversy, if any.

(h)If payment and performance bonds shall not be in effect or not in a sufficient amount or the surety thereof shall fail to pay a mechanic’s lien, then, within the aforementioned twenty (20) days, Borrower must either: (i) pay the lien and obtain a written release thereof, or (ii) post a bond issued by an underwriter acceptable to Bank indemnifying against any loss by reason of such lien, or (iii) contest the validity of the lien and deposit with Bank an amount equal to 150% of the lien together with an additional sum sufficient to cover the costs of releasing the lien, six (6) months statutory interest and attorneys’ fees, which shall be from funds outside the Construction Loan proceeds and shall be accompanied with the instruction to Bank that such funds shall be held by Bank in a separate escrow account, without interest, to provide Borrower a reasonable time to contest the lien and obtain a release thereof, and, upon the release thereof, the entire escrowed funds shall be returned to Borrower. Bank shall be further instructed that, should Bank, in Bank’s sole and absolute judgment, determine that Bank’s security or priority position be in jeopardy, then Bank may, upon fifteen (15) days’ notice to Borrower of its intention to do so, but without any obligation, pay out of the undisbursed loan account any or all of such liens or claims, or may contest the validity of any of them, paying all costs and expenses, including attorneys’ fees and costs; and, should such payments exceed the balance of escrowed funds, then such additional amount may be expended by Bank at its option and shall be secured by the Deeds of Trust.

6.18	Notices. Borrower, as soon as practicable, shall give notice to Bank of:

(a)Any actions, suits or proceedings involving Borrower, or their members, directors, officers or managers that could materially and adversely affect the repayment of the Loans, the performance of Borrower under this Agreement, the performance by the

Guarantor under either of the guaranties, or the financial condition, business or operations of Borrower.

(b)The commencement of any material arbitration or governmental investigation or proceeding not previously disclosed by Borrower to Bank in writing which has been instituted or, to the knowledge of Borrower, threatened, against Borrower or Guarantor or to which its properties or assets are subject;

(c)Any adverse development which occurs in any litigation, arbitration or governmental investigation or proceeding previously disclosed by Borrower to Bank;

(d)Any Default or Event of Default has occurred and is continuing under this Agreement or the Loan Documents of which Borrower has knowledge; and

(e)	Any Material Adverse Occurrence.

Additionally, Borrower agrees to promptly notify Bank (x) of any change in direct or indirect ownership interests in the Borrower as reported in the Certification or other similar certification provided to Bank prior to or in connection with the execution of this Agreement, or

(y) if the individual with significant managerial responsibility identified in the Certification ceases to have that responsibility or if the information reported about that individual changes. Borrower hereby agrees to provide such information and documentation as Bank may request during the term of the Loans to confirm or update the continued accuracy of the any information provided in connection with the foregoing.

6.19Additional Banking Laws. Borrower shall (a) ensure, and cause each affiliate to ensure, that no person who owns a controlling interest in or otherwise controls Borrower or any affiliate is or shall be listed on the “Specially Designated Nationals and Blocked Person List” or other similar lists maintained by OFAC, the Department of the Treasury, or included in any Executive Orders, (b) not use or permit the use of the proceeds of the Loans to violate any of the foreign asset control regulations of OFAC or any enabling statute or Executive Order relating thereto, and (c) comply, and cause each affiliate to comply, with all applicable Bank Secrecy Act laws and regulations, as amended.

6.20Purchase Contracts. Borrower shall enforce the terms and conditions of the Purchase Contracts located on the Property to meet the covenants and obligations set forth in this Agreement.

6.21Leases. Borrower (a) must comply in all respects with the terms, covenants, agreements, conditions and requirements of each Lease, as, when and in the manner required thereby, (b) will deliver to Bank fully-executed copies of each Lease, and any amendment or modification of each Lease; (c) must enforce the terms, covenants, agreements, conditions and requirements contained in each Lease upon the part of the tenants thereunder to be observed or performed, provided, however, that Borrower will not terminate or accept a surrender of a Lease without Bank’s prior approval; (d) must promptly notify Bank when Borrower receives notice of any default by Borrower as landlord under any Lease; (e) will not collect any of the rents more than one (1) month in advance; (f) will not execute any assignment of the landlord’s interest in the Leases or the rents except as contemplated by the Loan Documents; and (g) will, upon Bank’s request, execute and deliver all further assurances, confirmations and assignments in connection with the Leases as Bank may reasonably require from time to time.

6.22Existence; Single Purpose Entity. Borrower will do or cause to be done all things necessary to maintain its legal existence and powers as a limited liability company organized in the State, and registered and qualified to do business in the State. Borrower’s sole business purpose shall be to own, construct and operate the Project. Borrower: (a) shall conduct business only in its own name and under any trade name for the Project, (b) shall not engage in any business unrelated to the Project, own any real property other than the Project, or have any assets unrelated to the Project, (c) shall not have any indebtedness other than as permitted under Section 8.1, (d) shall have its own separate books, records, and accounts (with no commingling of assets), (e) shall hold itself out as being an entity separate and apart from any other person or entity, (f) shall observe limited liability company formalities independent of any other entity, and (g) shall not change its name, identity, or organizational structure, unless Borrower shall have obtained the prior written consent of Bank to such change, and shall have taken all actions necessary or requested by Bank to file or amend any financing statement or continuation statement to assure perfection and continuation of perfection of security interests under the Loan Documents. Borrower shall, during the term of the Loan, remain a “non-foreign person” within the meaning of Section 1445 of the United States Internal Revenue Code of 1986, as amended, and the regulations issued thereunder. Borrower shall maintain executive personnel and management at a level of experience and ability equivalent to present personnel and management. Without limiting the generality of anything in this section, Borrower shall not suffer to occur or exist, whether occurring voluntarily or involuntarily, after the date of this Agreement any change in the legal or beneficial ownership of any capital stock of or limited liability company interest or general partnership interest in Borrower or in the general partner or manager of Borrower, without the prior written consent of Bank which may be withheld in its sole discretion.

6.23Declarations. Borrower shall at all times duly perform and observe, in all material respects, all of the terms, provisions, conditions and agreements on its part to be performed and observed under any Declarations, and shall not suffer or permit any default or event or default on the part of Borrower to exist thereunder beyond any applicable notice and cure periods, and shall not agree or consent to any modification, amendment or termination of any Declaration without the prior written consent of Bank, other than non-material amendments, such consent not to be unreasonably withheld, conditioned or delayed. Borrower shall promptly furnish to Bank copies of all notices of default and other material documents and communications sent or received by Borrower under or relating to any Declaration.

6.24District Bond Financing Balancing. As a material covenant and condition of the Loans and as a condition precedent to Bank’s obligation to disburse proceeds of both Loans, Borrower shall cause the District to finance and pay for or otherwise reimburse Borrower for the payment of all costs of constructing the public infrastructure improvements at the Project to be completed by Borrower pursuant to the Construction Project Delivery Agreement, Infrastructure Acquisition Agreement and/or Reimbursement Agreement, as applicable. Bank shall be obligated to disburse proceeds of the Loans only when the District Bond Financing is “in balance.” The District Bond Financing shall be “in balance” only at such times as the Bank, in its good faith judgment, based upon the evaluation of same by the Inspector, determines that undisbursed proceeds of the District Bond Financing held in accounts established and maintained by District at

UMB Bank, N.A. in Denver, Colorado, are sufficient to pay for one hundred percent (100%) of the total cost of all task order public infrastructure improvements contemplated in the Construction Project Delivery Agreement and District Construction Budget established for the same and previously approved by Bank. In order to facilitate such determination, Borrower shall on a monthly basis concurrently with the submission of a Construction Loan draw request in accordance with Section 4.5 hereof, deliver to Bank copies of all task orders received by Borrower from the District during the previous month pursuant to the Construction Project Delivery Agreement, together with (i) the most recent draw request submitted by Contractor to Borrower for work completed by Contractor during the previous month under or pursuant to such Construction Project Delivery Agreement; (ii) copies of all paid receipts, cancelled checks, invoices and other back-up submitted by Contractor in connection with the draw request described in clause (i) of this Section 6.24; (iii) an updated District Construction Budget; (iv) the most recent bank statements for all UMB Bank, N.A. and/or other bank accounts holding the proceeds of the District Bond Financing; and (v) a reconciliation of the District Construction Budget and amounts disbursed from such bank accounts holding the proceeds of the District Bond Financing, in each case prepared by the District’s accountants, to track the outflows of proceeds from such bank accounts and application thereof to payments made by the District on account of the task order work completed by Contractor during the previous month pursuant to the Construction Project Delivery Agreement and District Construction Budget.

(a)The determination as to whether or not the District Bond Financing is “in balance” may be made by Bank at any time following consultation with the Inspector, including with each request for a disbursement of the Construction Loan.

(b)If Bank thereafter reasonably determines that the District Bond Financing is not “in balance,” then Bank will not be obligated to make any disbursement of the Construction Loan, unless and until Borrower does any one or more of the following:

1.establishes to Bank’s satisfaction, contrary to Bank’s prior determination, the District Boned Financing is “in balance”, or

2.within thirty (30) days after notice from Bank that the District Bond Financing is not “in balance,” deposits or causes the District to deposit with UMB Bank, N.A., in United States Dollars or immediately available funds, the amount necessary to put the District Bond Financing “in balance.”

If such amounts are not deposited with Bank within the time period required by this Section 6.24 or other appropriate action taken by Borrower within such time period in accordance with this Section 6.24 to demonstrate to Bank to its good faith satisfaction, in accordance with the provisions hereof, that the Construction Loan has been put back “in balance”, such failure constitute an immediate and non-curable Event of Default.

6.25District Board Composition. Borrower covenants and agrees that, following the occurrence of an Event of Default and Bank’s acquisition of title to the Property, whether by foreclosure judicially, exercise of the power of sale contained in the Deeds of Trust, acceptance of a deed in lieu of foreclosure or otherwise, Borrower shall exercise commercially reasonable and diligent good faith efforts, in cooperation with the Bank, to cause the then current members of the

Board of Directors of the District to resign and replace themselves with a slate of replacement directors acceptable to the Bank in its sole but good faith discretion and, in connection therewith, Borrower shall file such petitions with the Board of County Commissioners of Adams County, Colorado and take such other actions as may reasonably be necessary to facilitate such Board replacement, all at Borrower’s sole cost and expense.

6.26Property Purchase and Sale Contracts. No later than one hundred eighty (180) days following the Effective Date, Borrower shall deliver to Bank one (1) fully executed and enforceable purchase and sale agreement for a portion of the Property which results in a sales price of no less than two million dollars ($2,000,000.00) in form and content and on terms and conditions acceptable to Bank in its sole but good faith discretion and satisfying the requirements of Section 2.9(d) hereof (including, without limitation, the Minimum Per Acre Sales Price).

6.27Acquisition of County Parcel. No later than thirty (30) days following Borrower’s acquisition of the real property described on Schedule 6.27 attached hereto and incorporated herein by this reference (the “County Parcel”) Borrower shall (i) execute and deliver to Bank amendments to the Deeds of Trust and other Loan Documents as may be reasonably necessary to encumber the County Parcel with the liens and security interests of the Deeds of Trust and such other Loan Documents; (ii) cause the Title Company to issue date down and mortgage priority endorsements to the Title Policies, each in form and content acceptable to Bank in its discretion, insuring the continuing priority of the liens of such Deeds of Trust, as so modified; and (iii) pay all of Bank’s attorneys’ fees, title insurance premiums, recording and filings fees, and other costs and expenses incurred by Bank in negotiating, documenting and closing such Loan Document modifications. Following Borrower’s acquisition, of the County Parcel, Borrower’s completion of foregoing Loan Documents modifications in this Section 6.27 shall be a condition precedent to any further advances of the Loans.

6.28Execution and Delivery of Design Build Agreement. No later than thirty (30) days following the Effective Date, Borrower shall deliver to Bank a fully executed copy of the Design Build Contract with all attachments thereto and the fully executed Assignment of Design Build Contract, in each case in form and content acceptable to Bank in its discretion.

ARTICLE 7 FINANCIAL COVENANTS

7.1Special Definitions. In this Article, the following terms shall have the following meanings as to any Person:

(a)“Loan to Cost Ratio” means during the construction of the Improvements, the percentage that the maximum principal amount of the Construction Loan bears to the aggregate cost of the items set forth in the Construction Budget for the construction of the Improvements does not exceed fifty-five percent (55%); and

(b)“Loan to Value Ratio” means during the construction of the Improvements, the percentage that the maximum principal amounts of the Construction Loan bears to the Appraised Value does not exceed fifty percent (50%).

7.2Financial Covenants. Until the Loans and all indebtedness hereunder have been paid in full and all Secured Obligations hereunder have been fully discharged, Borrower covenants and agrees as follows:

(a)Loan to Value Ratio. Borrower shall at all times comply with the Loan to Value Ratio. If at any time Borrower is not in compliance with the Loan to Value Ratio, then, within ten (10) days of Bank’s written demand, Borrower shall pay down the principal balance of the Construction Loan in such amount as will bring the Loan to Value Ratio into compliance with this Section 7.2(a).

(b)Loan to Cost Ratio. Borrower shall at all times comply with the Loan to Cost Ratio. If at any time Borrower is not in compliance with the Loan to Cost Ratio, then, within ten (10) days of Bank’s written demand, Borrower shall pay down the principal balance of the Construction Loan in such amount as will bring the Loan to Cost Ratio into compliance with this Section 7.2(b).

(c)Liquidity Covenant. At all times while any amounts remain outstanding under the Revolving Line of Credit, Borrower shall maintain unencumbered liquid assets consisting of cash, cash equivalents and U.S. Treasury obligations of at least One Million and No/Dollars ($1,000,000.00), tested quarterly, while any portion of the Revolving Line of Credit has been disbursed and remains outstanding and without regard to, and excluding, any Interest or other Reserves maintained and established by Borrower with Bank pursuant to this Agreement or the other Loan Documents.

7.3Financial Information. In addition to any financial statements or reports reasonably required by Bank from time to time, Borrower shall furnish Bank with the following financial statements, reports and information without additional notice:

(a)As soon as available and in any event within ninety (90) days after the end of each fiscal year of Borrower, internally prepared annual financial statements of Borrower, including balance sheets, related statements of earnings, income statements and cash flow statements for the fiscal year covered with comparable figures for the preceding calendar year, certified by an appropriate officer of Borrower, in form and detail satisfactory to Bank.

(b)As soon as available, and in any event within forty-five (45) calendar days after the end of each calendar quarter, internally prepared quarterly financial statements of Borrower, including balance sheets, related statements of earnings, income statements and cash flow statements for the quarter covered with comparable figures for the preceding calendar quarter, certified by an appropriate officer of Borrower, to be complete, correct and accurate in all material respects, in form and detail satisfactory to Bank.

(c)Within ten (10) calendar days after Bank’s request therefor executed copies of all letters of intent and purchase contracts executed between Borrower and any prospective purchaser for all or any portion of the Property.

(d)Annually, within thirty (30) days following approval, a copy of Borrower’s approved budget for Borrower’s subsequent fiscal year showing compliance with the applicable covenants contained in this Agreement.

(e)Annually, within thirty (30) days after the date due, verification by Borrower that all real estate taxes (if any) for the Property have been paid, in form and detail satisfactory to Bank.

(f)Annually, within thirty (30) days after the end of each calendar year, verification by Borrower that all insurance required by Bank remains in force and effect, in form and detail satisfactory to Bank.

(g)On a monthly or more frequent basis as reasonably requested by Bank, such additional financial and other information pertaining to the District, the Construction Project Delivery Agreement, Infrastructure Acquisition Agreement, Reimbursement Agreement and/or District Bond Financing as may be required by Bank, in its good faith judgment, to undertake and complete the “in balance” analysis of the District Bond Financing described in Section 6.24 hereof.

All financial data provided to Bank shall be prepared in accordance with GAAP or other generally recognized accounting system satisfactory to Bank.

7.4Other Items and Information. Borrower shall provide such other information concerning Borrower, the Property, and the assets, business, financial condition, operations, property, prospects, and results of operations of Borrower as Bank reasonably requests from time to time. In this regard, immediately upon request of Bank, Borrower shall deliver to Bank counterparts and/or conditional assignments as security of any and all receipted invoices, bills of sale, statements, conveyances, and other agreements, documents, and instruments of any nature relating to the Property or under which Borrower claim title to any materials or supplies used or to be used on the Property.

ARTICLE 8 NEGATIVE COVENANTS

Until the Secured Obligations are paid and performed in full, Borrower agree that, unless Bank otherwise agrees in writing in Bank’s absolute and sole discretion:

8.1Further Indebtedness. Borrower shall not create, incur, assume, or allow to exist any indebtedness of any kind or description, except the compliance with such covenant shall be confirmed annually with the Loans as part of Borrower’s annual financial statement reporting requirements set forth in Section 7.3(a) hereof.

8.2Alteration of Plans and Specifications. Borrower shall not make or permit any material change in any Plans and Specifications or permit the performance of any work or a change in any agreement or arrangement that would result in a material change in any Plans and Specifications.

8.3	Alteration of Other Documents; Entering into Leases.

(a)Once approved by Bank, Borrower shall not make or permit any material change in any of the documents furnished to Bank (at any point) in connection with the Loans, including, without limitation, any Declaration, the Industry Track Agreement, Construction Contract, Engineer’s Contracts or Purchase Contracts.

8.4Ownership; Control; Management. Borrower shall not issue or repurchase any capital stock or other securities of or in Borrower or grant any option, right of first refusal, warrant, or other right to purchase any capital stock or other securities interest in Borrower. Borrower shall not be dissolved or liquidated. Borrower shall not amend, modify, restate, supplement, or terminate its articles of organization. Borrower shall not reorganize itself or consolidate with or merge into any other legal entity or permit any other legal entity to be merged into Borrower. Subject to the following provisions of this Section 8.4, without the prior written consent of Bank, there shall be no change in the day-to-day control and management of Borrower, including, without limitation, any change in the employment status of Brian Fallin and Brian Aratani (collectively “Key Employees”), each of whom shall continuously remain employed by Borrower in the development, financing, construction, management and operation of the Project throughout the terms of the Loans; provided, however, that if either Key Employee should resign, be terminated, die or become incapacitated, Borrower shall promptly and in no event later than five (5) days following the occurrence of same notify Bank of the same and meet with Bank within ten (10) days following the occurrence of same to discuss the replacement of such Key Employees, each such replacement of which shall have demonstrable and relevant experience in the financing, development, construction, management and operation of industrial properties of similar size and scope and shall otherwise be acceptable to Bank in its sole but good faith discretion, such replacement to be made no later than fifteen (15) days following the occurrence of such Key Person’s resignation, termination of employment, death or incapacity. In addition, Borrower will not suffer or allow to occur or exist, whether occurring voluntarily or involuntarily, during the term of this Agreement while the Membership Interest Pledge remains in effect, any transfer, individually and/or in the aggregate, of more than forty-nine percent (49%) of the legal and beneficial ownership of any capital stock held in Borrower without, in each case, the prior written consent of Bank, which may be withheld in Bank’s sole but good faith discretion. Borrower shall not consent to any termination, replacement or appointment of any property manager without Bank’s prior written approval. Without limiting the generality of the foregoing but subject to the foregoing terms and provisions of this Section 8.4, Borrower agrees to promptly and in no event later than five (5) days following the occurrence of same notify Bank (A) of any change in direct or indirect ownership interests in Borrower as reported in the Certification, or (B) if the individual with significant managerial responsibility identified in the Certification ceases to have that responsibility or if the information reported about that individual changes. Borrower hereby agrees to provide such information and documentation as Bank may request during the term of the Loans to confirm or update the continued accuracy of the any information provided in connection with the foregoing.

8.5Patriot Act. Borrower shall not (i) conduct any business or engage in any transaction or dealing with any transaction relating to, any property blocked pursuant to Executive Order No. 13224; or (ii) engage in or conspire to engage in any transaction that evades or avoids, or attempts to violate, any of the prohibitions set forth in Executive Order No. 13224, the USA

Patriot Act or any other Anti-Terrorism Law. Borrower shall deliver to Bank any certification or other evidence requested by Bank, confirming Borrower’s compliance with this Section.

8.6Unlawful Use, Medical Marijuana, Controlled Substances And Prohibited Activities.

(a)Borrower shall not enter into, consent to or permit any lease, sublease, license or other agreement relating to, or otherwise permit the use or occupancy of, the Property for a Controlled Substances Use (defined below) or in any manner that violates or could violate any Controlled Substances Laws (defined below), including, without limitation, any business, communications, financial transactions or other activities related to Controlled Substances or a Controlled Substances Use (defined below) that violate or could violate any Controlled Substances Laws (collectively, “Drug-Related Activities”). Borrower and its affiliates shall not engage in any Drug-Related Activities, and Borrower shall not make any payments to Bank from funds derived from Drug-Related Activities. Borrower shall provide to Bank, from time to time, within (10) ten days after Bank’s request therefor, any information that Bank requests in its reasonable discretion, relating to compliance with this Section 8.6. Borrower shall include in all Leases and other agreements for use and occupancy of the Property, provisions that (i) prohibit any Controlled Substance Use or Drug-Related Activities on the Property, and (ii) permit the Bank to make physical inspections of the Property upon the request of the Bank. For purposes of this Section 8.6, (i) “Controlled Substances Laws” means the Federal Controlled Substances Act (21 U.S.C. §801 et seq.) or any other similar or related federal, state or local law, ordinance, code, rule, regulation or order; (ii) “Controlled Substances” means marijuana, cannabis or other controlled substances as defined in the Federal Controlled Substances Act or that otherwise are illegal or regulated under any Controlled Substances Laws; and (iii) “Controlled Substances Use” means any cultivation, growth, creation, production, manufacture, sale, distribution, storage, handling, possession or other use of a Controlled Substance in violation of any Controlled Substances Laws. The provisions of this Section 8.6 shall apply notwithstanding any state or local law permitting the Controlled Substances Use or Drug-Related Activities. Notwithstanding any provision in this Agreement or in any other Loan Document securing the Obligations to the contrary, no direct or indirect disclosure by Borrower to Bank or any person affiliated with Bank, and no knowledge of Bank or any person affiliated with the Bank, of the existence of any Drug Related Activities or Controlled Substance Use on, in or about the Property shall estop Bank or waive any right of Bank to invoke any remedy under the Loan Documents for violation of any provision hereof related to the prohibition of any Drug Related Activities or Controlled Substance Use on, in or about the Property. The foregoing shall apply notwithstanding the receipt or execution of an estoppel certificate or subordination, non-disturbance or attornment agreement or other document from or with any tenant of Borrower engaged in such prohibited activity.

(b)This Section 8.6 is a material consideration and inducement upon which Bank relies in extending credit and other financial accommodations to Borrower. Failure by Borrower to comply with this section shall constitute a material non-curable Event of Default. Notwithstanding anything in this Agreement, the Notes or Loan Documents regarding rights to cure Events of Default, Bank is entitled upon breach of this section to immediately exercise any and all remedies under this Agreement, the Notes and the other Loan Documents, and by law.

(c)In addition and not by way of limitation, Borrower shall indemnify, defend and hold Bank harmless from and against any loss, claim, damage, liability, fine, penalty, cost or expense (including attorneys’ fees and expenses) arising from, out of or related to any Controlled Substances or Drug Related Activities located at or conducted on the Property or Collateral, Drug Related Activities by Borrower or any lessee of the Property or Collateral, or Borrower’s breach, violation, or failure to enforce or comply with any of the covenants set forth in this section. This indemnity includes, without limitation any claim by any governmental entity or agency, any lessee, or any third person, including any governmental action for seizure or forfeiture of any Property or Collateral (with or without compensation to Bank, and whether or not Property or Collateral is taken free of or subject to Bank’s lien or security interest).

8.7Distributions, Dividends and Compensation. Borrower shall not declare, pay, set aside funds for or make any distribution or dividend, in cash or assets or trust to or for the benefit of any member or other legal or beneficial owner of Borrower at any time during the term of this Agreement other than for payment of state or federal income and other tax liabilities payable in connection with Borrower’s development, construction, sale and operation of the Project as contemplated herein, without the written consent of Bank, not to be unreasonably withheld.

8.8Leases; Subleases. Without the prior written consent of Bank which consent shall not be unreasonably withheld, conditioned or delayed, Borrower shall not (a) terminate, modify or amend any Lease, assign any Lease, grant any concessions in connection therewith, either orally or in writing, accept a surrender thereof, waive any performance or default thereunder by the tenant thereunder, or consent to any assignment or sublet thereof by the tenant thereunder, or (b) enter into any Lease.

8.9Alteration of Property. Other than in connection with the construction and of the Improvements as permitted hereunder, Borrower shall not make or permit any material change to the Project without Bank’s prior written consent which consent shall not be unreasonably withheld, conditioned or delayed.

8.10Junior Liens. Borrower shall not permit any lien, mortgage or other encumbrance to be placed on the Project (or any portion thereof) or on any interest of Borrower in the other collateral without Bank’s prior written consent, which consent may be withheld, conditioned, or both, in Bank’s sole discretion.

ARTICLE 9 DEFAULT AND REMEDIES

9.1Event of Default. The occurrence of any of the following events shall constitute an Event of Default hereunder:

(a)Borrower’s failure to make payment of any installment of principal or interest on the Notes or any other monetary obligation under any Loan Document within five (5) days following the date on which such payment is due;

(b)A default shall occur in the due performance and observance of any covenant or condition of this Agreement or any other Loan Document not otherwise described in this Section 9.1, which breach is not cured to Bank’s reasonable satisfaction within the applicable cure period for breach of such covenant or condition, and, if no specific cure period is provided, within thirty (30) days following notice of such default being sent by Bank to Borrower; provided, however, Borrower shall have an additional reasonable period of time, not to exceed sixty (60) days in the aggregate (for a total cure period of ninety (90) days), to cure such failure if (i) such failure does not involve the failure to make payments on a monetary obligation; (ii) such failure is curable but cannot reasonably be cured within thirty (30) days; and (iii) Borrower is diligently undertaking to cure such default.

(c)Any representation, warranty or disclosure made by Borrower or any officer of Borrower proves to be materially false or misleading as of the date when made, regardless of whether such representation or disclosure appears in this Agreement, the Loan Documents, or items submitted in connection therewith;

(d)Borrower’s failure to comply with any term, covenant or agreement contained in Sections 2.6, 6.2, 6.3, 6.5, 6.10, 6.13, 6.17 6.20, 6.24, 6.26, 6.27 or 6.28 of this Agreement;

(e)Borrower fails to comply with any term, covenant or agreement contained in Article 7 of this Agreement;

(f)Borrower fails to comply with any term, covenant or agreement contained in Article 8 of this Agreement;

(g)There shall occur a default or event of default under any other loan made by Bank to Borrower or any Affiliate thereof if such default has not been cured within any applicable grace or cure period; provided, however, Borrower shall have an additional reasonable period of time, not to exceed sixty (60) days in the aggregate (for a total cure period of ninety (90) days), to cure such failure if (i) such failure does not involve the failure to make payments on a monetary obligation; (ii) such failure is curable but cannot reasonably be cured within the time provided for in such other loan; (iii) Borrower or its Affiliate is diligently undertaking to cure such default; and (iv) such other default does not involve the bankruptcy (whether voluntary or involuntary), insolvency, or receivership of Borrower or its Affiliates with regard to such loan.

(h)A final judgment (i) is entered against Borrower, (ii) is not covered by insurance and (iii) remains unsatisfied or not appealed for a period of sixty (60) days after the entry thereof;

(i)An “Event of Default” (as defined under any other Loan Document not already mentioned in this Section) shall occur and such Event of Default continues beyond any applicable grace or cure period provided in such Loan Document;

(j)Any claim or lien shall be filed against the Collateral or any part thereof; provided, however, that no default shall exist hereunder as long as Borrower has fully complied with any conditions provided in the Loan Documents to permit Borrower’s contest of such claim or lien;

(k)Borrower fails to make any deposit of funds required hereunder, or under the Loan Documents within five (5) days after the time required for payment;

(l)Borrower or Guarantor shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by Borrower or Guarantor seeking to adjudicate Borrower or Guarantor bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a custodian, receiver, trustee, or other similar official for it or for any substantial and material part of its property; or Borrower or Guarantor shall take any action to authorize any of the actions set forth above in this Section 9.1;

(m)Borrower or Guarantor (i) becomes insolvent or the subject of state insolvency proceedings, (ii) fails generally to pay debts as they become due, (iii) fails to perform on any term, covenant or agreement made by Borrower relating to debt of Borrower that results in the holder of such debt being able to accelerate the debt, (iv) makes an assignment for the benefit of creditors, (v) has a receiver, trustee, custodian or other similar official appointed with respect to its assets, (vi) has a substantial part of its property taken into the possession of a receiver, trustee or custodian and such appointment remains in place for a period of sixty days;

(n)The taking of action by Borrower or Guarantor to make itself the subject of proceedings under the United States Bankruptcy Code; or the execution by Borrower or Guarantor of a petition to become a debtor under the United States Bankruptcy Code; or the filing of an involuntary petition against Borrower or Guarantor under the United States Bankruptcy Code that remains undismissed for a period of sixty (60) days; or an order for relief under the United States Bankruptcy Code is entered against Borrower or Guarantor;

(o)	There occurs any Material Adverse Occurrence;

(p)Subject to Force Majeure Events and Bank-approved Change Orders affecting the Construction Schedule, the Project and all Improvements constructed thereon are not Substantially Completed on or prior to the Completion Date; and/or

(q)	Termination of the Industry Track Agreement for any reason.

Borrower acknowledges and agrees that all material non-monetary defaults are conclusively deemed to be and are defaults which impair the security of the Loan Documents, and that Bank shall be entitled to exercise any appropriate remedy, including without limitation, foreclosure of the Loan Documents upon the occurrence of any such material non-monetary default after the expiration of any cure period, if applicable.

9.2Remedies. Upon the occurrence of an Event of Default, Bank may, in addition to any other remedies which Bank may have hereunder or under the Loan Documents or by law, at its option and without prior demand or notice take any or all of the following actions:

(a)Use any funds of Borrower held by Bank to reimburse Bank for any costs incurred under the Note or this Agreement.

(b)	Declare the Secured Obligations immediately due and payable.

(c)Bank shall have the right to take possession of the Property and perform any and all work it deems advisable or necessary to protect the Property and Improvements. Borrower hereby irrevocably constitutes and appoints Bank its attorney-in-fact with full power and authority upon the occurrence of an Event of Default to:

(i)	take possession of and protect the Improvements;

(ii)pay, settle or compromise all existing claims relating to the clearance of title to the Property for protection of its interest;

(iii)prosecute and defend all actions and proceedings in connection with the Improvements and to apply the proceeds of any judgment received by Borrower in any such action against any of the Secured Obligations as it sees fit; and

(iv)execute, acknowledge and deliver all instruments and documents in the name of Borrower and do and perform all acts in the name of Borrower that Bank deems necessary or appropriate to commence or continue operations on the Property.

(d)Obtain the appointment of a receiver and foreclose on or realize upon any security for the Loans without waiving its rights to proceed against any other security or other entities or individuals directly or indirectly responsible for repayment of the Secured Obligations or waive any and all security for the Secured Obligations as Bank may in its discretion so determine, and pursue any such other remedy or remedies as Bank may so determine to be in its best interest as provided herein or in the Loan Documents. All remedies of Bank provided for herein and in any other Loan Document are cumulative and shall be in addition to all other rights and remedies provided by law. The exercise of any right or remedy by Bank hereunder shall not in any way constitute a cure or waiver of an Event of Default hereunder or under any other Loan Document or invalidate any act done pursuant to any notice of an Event of Default, or prejudice Bank in the exercise of any of its rights hereunder or under any other Loan Documents unless, in the exercise of its rights, Bank realizes all amounts owed to it under such Loan Documents.

9.3Setoff. As security for the payment of the Secured Obligations, Borrower hereby grants to Bank a security interest in and lien on any credit balance now or hereafter owed to Borrower by Bank. In addition, Borrower each agree that Bank may, at any time after the occurrence of an Event of Default, without prior notice or demand, set off against any such credit balance or other money all or any part of the unpaid balance of the Secured Obligations.

9.4Recertified Appraisal. If at any time (a) Bank reasonably believes that an Event of Default under the Loan Documents has occurred (giving effect to applicable cure and notice periods, if any, contained in the Loan Documents), (b) a Material Adverse Occurrence has not been cured within the required time period, or (c) Bank is required by law or regulation to obtain a new Appraisal, Bank may require a new Appraisal of the Property in form and content reasonably acceptable to Bank to be prepared at Borrower’s expense.

9.5Inspections. Bank and its agents, employees, and representatives shall have the right upon reasonable notice and during normal business hours (except in the event of an emergency) from time to time to enter upon the Property in order to inspect the Property. Inspection by Bank or Bank’s Inspector of the Property is for the sole purpose of protecting the security of Bank and is not to be construed as a representation by Bank that there has been compliance with applicable law or the applicable Covenants or that the Improvements are free of defects in materials or workmanship. Borrower may make or cause to be made such other independent inspections as Borrower may desire for its own protection.

In any case, Bank may proceed with every remedy available at law or in equity or provided for herein or in any document executed in connection herewith, and all expenses incurred by Bank in connection with any remedy shall be deemed indebtedness of Borrower to Bank and a part of the Secured Obligations. Bank may apply the proceeds from any collateral for the Loans or from any other source against any of the Secured Obligations as and in any order it sees fit.

ARTICLE 10 MISCELLANEOUS

10.1No Waiver. No waiver of any Event of Default or breach by Borrower hereunder shall be implied from any failure by Bank to take action on account of such Event of Default if such Event of Default persists or is repeated, and no express waiver shall affect any Event of Default other than the Event of Default specified in the waiver and shall be operative only for the time and to the extent therein stated. Waivers of any covenant, term or condition contained herein shall not be construed as a waiver of any subsequent breach of the same covenant, term or condition. The consent or approval by Bank to, or of, any act by Borrower requiring further consent or approval shall not be deemed to waive or render unnecessary the consent or approval to, or of, any subsequent similar act.

10.2Successors and Assigns. This Agreement is made and entered into for the sole protection and benefit of Bank and Borrower, their successors and assigns, and no other person or persons shall have any right of action hereunder. The terms hereof shall inure to the benefit of the successors and assigns of the parties hereto; provided, however, that Borrower’s interest hereunder cannot be assigned or otherwise transferred without the prior consent of Bank which may be withheld in Bank’s sole and absolute discretion.

10.3Notices. Any notice required or permitted to be given by Borrower or Bank under this Loan Agreement shall be in writing and will be deemed given (a) upon personal delivery or upon confirmed transmission by email, (b) on the first Business Day after receipted delivery to a courier service which guarantees next Business Day delivery, or (c) on the third Business Day after mailing, by registered or certified United States mail, postage prepaid, in any case to the appropriate party at its address set forth below:

If to Borrower:

Rail Land Company, LLC

c/o Rocky Mountain Industrials, Inc. 4601 DTC Boulevard, Suite 130

Denver, Colorado 80237 Attn:Brian Fallin, CEO

Email:bfallin@rockymountainindustrials.com

With copy to:

Kamlet LLP

3900 East Mexico Avenue, Suite 300

Denver, Colorado 80210 Attn:Jay Kamlet, CEO

Email:jkamlet@kamletlaw.com

If to Bank:

Pacific Western Bank

5050 South Syracuse Street, Suite 1000

Denver, Colorado 80237

Attn: Robert Crise, SVP, Relationship Manager Email: rcrise@pacwest.com

With copies to:

Pacific Western Bank

5050 South Syracuse Street, Suite 1000

Denver, Colorado 80237

Attn: Holly A. Hayes, EVP, General Counsel Email: hhayes@pacwest.com

and

Polsinelli P.C.

1401 Lawrence Street, Suite 2300

Denver, Colorado 80202

Attn:Amy Hansen & Paul Franke

Email:	ahansen@polsinelli.com & pjfranke@polsinelli.com

Any person may change such person’s address for notices or copies of notices by giving notice to the other party in accordance with this section.

10.4Authority to File Notices. Borrower irrevocably appoints, designates and authorizes Bank as its agent (said agency being coupled with an interest), during the occurrence and continuance of an Event of Default, to send to any third party any other notice or documents or take any other action that Bank deems necessary or desirable to protect its interest hereunder, or under the Loan Documents, and will upon request by Bank, execute such additional documents as Bank may require to further evidence the grant of the aforesaid right to Bank.

10.5	Time. Time is of the essence hereof.

10.6Amendments, etc. No amendment, modification, termination or waiver of any provisions of this Agreement or of any of the Loan Documents nor consent to any departure by Borrower therefrom shall in any event be effective unless the same shall be in writing and signed by Bank, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

10.7Headings. The article and section headings in no way define, limit, extend or interpret the scope of this Agreement or of any particular article or section.

10.8Number and Gender. When the context in which the words are used in this Agreement indicate that such is the intent, words in the singular number shall include the plural and vice-versa. References to any one gender shall also include the other gender if applicable under the circumstances.

10.9No Joint Venture. Bank and Borrower each have separate and independent rights and obligations under this Agreement. Nothing contained herein shall be construed as creating, forming or constituting any partnership, joint venture, merger or consolidation of Borrower and Bank for any purpose or in any respect.

10.10Indemnify Bank. Borrower shall indemnify and hold Bank harmless from all liability for any actual or alleged damage or injury of whatsoever nature arising out of or in any way connected with the Property or arising out of Borrower’s breach of the provisions of this Agreement, except to the extent such damage or injury is caused by Bank’s gross negligence or willful misconduct. Bank may commence, appear in or defend, in its own name or in the name of Borrower, any action or proceeding purporting to affect the rights, duties or liabilities of the parties hereto, or the Property or the Improvements and Borrower shall pay all of Bank’s costs and expenses incurred thereby on demand. This Section 10.10 shall survive execution, delivery and performance of this Agreement, the Deeds of Trust, and the other Loan Documents.

10.11Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State, without giving effect to principles of conflict of laws. Without limiting the right of Bank to bring any action or proceeding against Borrower or against any property of Borrower (an “Action”) arising out of or relating to this Agreement or any indebtedness evidenced hereby in the courts of other jurisdictions, Borrower hereby irrevocably submits to the jurisdiction, process and venue of any Colorado State or Federal court sitting in or for the City and County of Denver, Colorado, and hereby irrevocably agrees that any Action may be heard and determined in such Colorado State court or in such Federal court. Borrower hereby irrevocably waives, to the fullest extent it may effectively do so, the defenses of lack of jurisdiction over any person, inconvenient forum or improper venue, to the maintenance of any Action in any jurisdiction.

10.12Automatic Acceleration. Should there occur an Event of Default and if a petition under the United States Bankruptcy Code thereafter is filed by or against Borrower while such event remains uncured, all obligations hereunder shall be automatically accelerated and due and payable and the Default Rate provided for in the Notes shall automatically apply as of the date of the first occurrence of the event which would, with the giving of notice, the passage of time, or both, constitute an Event of Default, without any notice, demand or action of any type on the part of Bank (including any action evidencing the acceleration or imposition of the Default Rate). The fact that Bank has, prior to the filing of the voluntary petition under the United States Bankruptcy Code, acted in a manner which is inconsistent with the acceleration and imposition of the Default Rate provided for in the Notes, shall not constitute a waiver of this Section 10.12 or estop Bank from asserting or enforcing Bank’s rights hereunder.

10.13Severability. If any provision of this Loan Agreement or of any other Loan Document securing or executed in connection with this Loan Agreement is, for any reason and to any extent, invalid or unenforceable, then neither the remainder of the Loan Document in which such provision is contained, or the application of the provision to other persons, entities or circumstances, nor any other document referred to in this Loan Agreement, shall be affected by such invalidity or unenforceability, and there shall be deemed substituted for the invalid or unenforceable provision the most similar provision which would be valid and enforceable under applicable law.

10.14Attorneys’ Fees and Other Costs. Borrower shall reimburse Bank for all attorneys’ fees and expenses reasonably incurred by Bank in connection with the enforcement of Bank’s rights under this Agreement and each of the other Loan Documents, including, without limitation, reasonable attorneys’ fees and reimbursements for trial, appellate proceedings, out-of- court workouts and settlements and for enforcement of rights under any state or federal statute, including, without limitation, reasonable attorneys’ fees incurred in bankruptcy and insolvency proceedings such as in connection with seeking relief from stay in a bankruptcy proceeding or negotiating and documenting any amendment or modification of the Loans or reviewing subsequent Loan submission items. Borrower shall pay all costs, including without limitation costs of title searches, title commitments, appraisals, environmental audits, third-party consultants UCC searches reasonably incurred by Bank in enforcing payment and performance of the Loans, exercising rights and remedies of Bank under the Loan Documents, or reviewing Loan submission items. Borrower’s reimbursement obligation shall be part of the Secured Obligations evidenced and secured by the Loan Documents.

10.15Right to Participate or Assign Loans. Bank shall retain the right at all times, with or without the consent of Borrower, to grant participation in the Loans or any portion thereof, together with the collateral for repayment of the Notes, to any other entity acceptable to Bank, and Borrower acknowledges that Bank shall have the right to share any and all information concerning Borrower with any prospective loan participant.

10.16Marshalling. Borrower for itself and for all who may claim through or under it, waives any and all right to have the property and estates comprising the Property marshalled upon any foreclosure of the lien and security interests of the Loan Documents.

10.17Dispute Resolution. THIS SECTION CONTAINS A JURY WAIVER AND A CLASS ACTION WAIVER. READ IT CAREFULLY.

This dispute resolution provision shall supersede and replace any prior “Jury Waiver,” “Judicial Reference,” “Class Action Waiver,” “Arbitration,” “Dispute Resolution,” or similar alternative dispute agreement or provision between or among the parties.

(a)JURY TRIAL WAIVER; CLASS ACTION WAIVER. AS PERMITTED BY APPLICABLE LAW, EACH PARTY WAIVES THEIR RESPECTIVE RIGHTS TO A TRIAL BEFORE A JURY IN CONNECTION WITH ANY DISPUTE (AS “DISPUTE” IS HEREINAFTER DEFINED), AND DISPUTES SHALL BE RESOLVED BY A JUDGE SITTING WITHOUT A JURY. IF A COURT DETERMINES THAT THIS PROVISION IS NOT ENFORCEABLE FOR ANY REASON AND AT ANY TIME PRIOR TO TRIAL OF THE DISPUTE, BUT NOT LATER THAN THIRTY (30) DAYS AFTER ENTRY OF THE ORDER DETERMINING THIS PROVISION IS UNENFORCEABLE, ANY PARTY SHALL BE ENTITLED TO MOVE THE COURT FOR AN ORDER COMPELLING ARBITRATION AND STAYING OR DISMISSING SUCH LITIGATION PENDING ARBITRATION (“ARBITRATION ORDER”). IF PERMITTED BY APPLICABLE LAW, EACH PARTY ALSO WAIVES THE RIGHT TO LITIGATE IN COURT OR AN ARBITRATION PROCEEDING ANY DISPUTE AS A CLASS ACTION, EITHER AS A MEMBER OF A CLASS OR AS A REPRESENTATIVE, OR TO ACT AS A PRIVATE ATTORNEY GENERAL.

(b)Arbitration. If a claim, dispute, or controversy arises between us with respect to this Agreement, related agreements, or any other agreement or business relationship between any of us whether or not related to the subject matter of this Agreement (all of the foregoing, a “Dispute”), and only if a jury trial waiver is not permitted by applicable law or ruling by a court, any of us may require that the Dispute be resolved by binding arbitration before a single arbitrator at the request of any party. By agreeing to arbitrate a Dispute, each party gives up any right that party may have to a jury trial, as well as other rights that party would have in court that are not available or are more limited in arbitration, such as the rights to discovery and to appeal.

Arbitration shall be commenced by filing a petition with, and in accordance with the applicable arbitration rules of, JAMS or Forum (formerly known as National Arbitration Forum) (“Administrator”) as selected by the initiating party. If the parties agree, arbitration may be commenced by appointment of a licensed attorney who is selected by the parties and who agrees to conduct the arbitration without an Administrator. Disputes include matters (i) relating to a deposit account, application for or denial of credit, enforcement of any of the obligations we have to each other, compliance with applicable laws and/or regulations, performance or services provided under any agreement by any party, (ii) based on or arising from an alleged tort, or

(iii)	involving either of our employees, agents, affiliates, or assigns of a party. However, Disputes do not include the validity, enforceability, meaning, or scope of this arbitration provision and such matters may be determined only by a court. If a third party is a party to a Dispute, we each will consent to including the third party in the arbitration proceeding for resolving the Dispute with the third party. Venue for the arbitration proceeding shall be at a location determined by mutual agreement of the parties or, if no agreement, in the city and state where lender or bank is headquartered.

After entry of an Arbitration Order, the non-moving party shall commence arbitration. The moving party shall, at its discretion, also be entitled to commence arbitration but is under no obligation to do so, and the moving party shall not in any way be adversely prejudiced by electing not to commence arbitration. The arbitrator: (i) will hear and rule on appropriate dispositive motions for judgment on the pleadings, for failure to state a claim, or for full or partial summary judgment;

(ii) will render a decision and any award applying applicable law; (iii) will give effect to any limitations period in determining any Dispute or defense; (iv) shall enforce the doctrines of compulsory counterclaim, res judicata, and collateral estoppel, if applicable; (v) with regard to motions and the arbitration hearing, shall apply rules of evidence governing civil cases; and

(vi) will apply the law of the state specified in the agreement giving rise to the Dispute. Filing of a petition for arbitration shall not prevent any party from (i) seeking and obtaining from a court of competent jurisdiction (notwithstanding ongoing arbitration) provisional or ancillary remedies including but not limited to injunctive relief, property preservation orders, foreclosure, eviction, attachment, replevin, garnishment, and/or the appointment of a receiver, (ii) pursuing non-judicial foreclosure, or (iii) availing itself of any self-help remedies such as setoff and repossession. The exercise of such rights shall not constitute a waiver of the right to submit any Dispute to arbitration.

Judgment upon an arbitration award may be entered in any court having jurisdiction except that, if the arbitration award exceeds $4,000,000, any party shall be entitled to a de novo appeal of the award before a panel of three arbitrators. To allow for such appeal, if the award (including Administrator, arbitrator, and attorney’s fees and costs) exceeds $4,000,000, the arbitrator will issue a written, reasoned decision supporting the award, including a statement of authority and its application to the Dispute. A request for de novo appeal must be filed with the arbitrator within 30 days following the date of the arbitration award; if such a request is not made within that time period, the arbitration decision shall become final and binding. On appeal, the arbitrators shall review the award de novo, meaning that they shall reach their own findings of fact and conclusions of law rather than deferring in any manner to the original arbitrator. Appeal of an arbitration award shall be pursuant to the rules of the Administrator or, if the Administrator has no such rules, then the JAMS arbitration appellate rules shall apply.

Arbitration under this provision concerns a transaction involving interstate commerce and shall be governed by the Federal Arbitration Act, 9 U.S.C. § 1 et seq. This arbitration provision shall survive any termination, amendment, or expiration of this Agreement. If the terms of this provision vary from the Administrator’s rules, this arbitration provision shall control.

(c)Reliance. Each party (i) certifies that no one has represented to such party that the other party would not seek to enforce jury and class action waivers in the event of suit, and (ii) acknowledges that it and the other party have been induced to enter into this Agreement by, among other things, the mutual waivers, agreements, and certifications in this Section.

10.18Limitation of Liability. BORROWER AND BANK HEREBY WAIVE ANY RIGHT ANY OF THEM MIGHT HAVE TO CLAIM OR RECOVER FROM ANY OTHER PARTY ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES, OF WHATEVER NATURE, OTHER THAN ACTUAL DAMAGES.

10.19Waiver of Defenses and Release of Claims. Borrower hereby (i) represents that neither Borrower nor any affiliate or principal of Borrower has any defenses to or setoffs against any Debt or other obligations owing by Borrower, or by Borrower’s affiliates or principals, to Bank or Bank’s affiliates (the “Other Obligations”), nor any claims against Bank or Bank’s affiliates for any matter whatsoever, related or unrelated to the Other Obligations as of the date hereof, and (ii) releases Bank and Bank’s affiliates, officers, directors, employees and agents from all claims, causes of action, and costs, in law or equity, known or unknown, whether or not matured or contingent, existing as of the date hereof that Borrower has or may have by reason of any matter of any conceivable kind or character whatsoever, related or unrelated to the Other Obligations or arising under any loan document, including the Loan Documents. The foregoing release does not apply, however, to claims for future performance of express contractual obligations that mature after the date hereof that are owing to Borrower by Bank or Bank’s affiliates. Borrower acknowledges that Bank has been induced to enter into this Agreement and make the Loan by, among other things, the waivers and releases in this paragraph.

10.20	Increased Costs Generally. If any Change in Law:

(a)subjects Bank to any tax or changes the basis of taxation with respect to this Agreement, the Notes, the Loans or payments by Borrower of principal, interest, fees or other amounts due from Borrower hereunder or under the Notes (except for taxes on the overall net income of Bank);

(b)imposes, modifies or deems applicable any reserve, special deposit or similar requirement against credits or commitments to extend credit extended by, or assets (funded or contingent) of, deposits with or for the account of, or other acquisition of funds by, Bank; or

(c)imposes, modifies or deems applicable any capital adequacy or similar requirement (i) against assets (funded or contingent) of, or credits or commitments to extend credit extended by, Bank, or (ii) otherwise applicable to the obligations of Bank under this Agreement, and the result of any of the foregoing is to increase the cost to, reduce the income receivable by, or impose any expense (including loss of margin) upon Bank with respect to this Agreement, the Notes or the making, maintenance or funding of any part of the Loans (or, in the case of any capital adequacy or similar requirement, to have the effect of reducing the rate of return on Bank’s capital, taking into consideration Bank’s customary policies with respect to capital adequacy) by an amount which Bank in its sole discretion deems to be material, Bank may from time to time notify Borrower of the amount determined in good faith (using any averaging and attribution methods employed in good faith) by Bank (which determination shall be conclusive absent manifest error) to be necessary to compensate Bank for such increase in cost, reduction of income, additional expense or reduced rate of return. Such notice shall set forth in reasonable detail the basis for such determination. Such amount shall be due and payable by Borrower to Bank within ten (10) Business Days after such notice is given.

10.21Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same document.

10.22Entire Agreement. This Agreement and the other Loan Documents shall constitute the entire agreement of Borrower and Bank pertaining to the subject matter hereof and supersede all prior or contemporaneous agreements and understandings of such parties in connection therewith.

10.23Document Imaging. Bank shall be entitled, in its sole discretion, to image all or any selection of the Loan Documents, and other instruments, documents, items and records governing, arising from or relating to any of Borrower’s loan or loans, and may destroy or archive the paper originals. The parties hereto waive any right to insist Bank produce paper originals, agree that such images shall be accorded the same force and effect as the paper originals, and further agree that Bank is entitled to use such images in lieu of destroyed or archived originals for any purpose, including as admissible evidence in any demand, presentment or proceedings.

10.24Reporting Negative Information. Bank may report information about Borrower’s account to credit bureaus. Late payments, missed payments, or other defaults with respect to the Loans may be reflected in such reporting.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WI1NESS WHEREOF, Borrower and Bank have executed this Agreement as of the date first written above by and through their duly authorized representatives.

BANK:

PACIFIC WESTERN BANK,

a California state-chartered bank

[Signatures continue on following page]

BORROWER:

RAIL LAND COMPANY, LLC, a Colorado

limited liability company

By: Rocky Mountain Industrials, Inc., a Nevada corporation, its Sole Member

By: Name:

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EXHIBIT A PROPERTY DESCRIPTION

Parcel One:

Lots 1 through 10, Rocky Mountain Rail Park Filing No. 1, according to the plat as recorded January 7, 2021, at Reception No. 2021000002091, County of Adams, State of Colorado.

Parcel Two:

Lot 11-A, Rocky Mountain Rail Park Planned Unit Development Amendment No. 1, according to the plat as recorded January 7, 2021, at Reception No. 2021000002092, County of Adams, State of Colorado.

Excepting therefrom that portion conveyed to Rocky Mountain Rail Park Metropolitan District, a Colorado quasi-municipal corporation and political subdivision of the State of Colorado by Quit Claim Deeds recorded May 11, 2022, at Reception Nos. 2022000042325 and 2022000042326.

Parcel Three:

Tract D, as more particularly defined on Rocky Mountain Rail Park Filing No. 1, according to the plat as recorded January 7, 2021 at Reception No. 2021000002091, County of Adams, State of Colorado.

Parcel Four:

Easement for Access over Tract A as more particularly defined on Rocky Mountain Rail Park Filing No. 1, according to the plat as recorded January 7, 2021, at Reception No. 2021000002019, County of Adams, State of Colorado.

Parcel Five:

Easements for Access as more particularly defined in Declaration of Access Easements for Rocky Mountain Rail Park recorded of even date herewith in the County of Adams, State of Colorado.

83573442.1

Exhibit E - 1

LOAN AGREEMENT

i

5.13	Execution and Delivery and Binding Nature of Loan Documents	40
5.14	Accurate Information	40
5.15	Approvals and Permits; Assets and Property	40
5.16	Taxes.	40
5.17	Compliance with Law	40
5.18	Representations and Warranties Upon Delivery of Financial Statements, Documents, and Other Information	40
5.19	No Default	41
5.20	No Burdensome Agreements	41
5.21	Subdivision Laws	41
5.22	ERISA	41
5.23	Americans with Disabilities Act	41
5.24	Anti-Terrorism Laws	41
5.25	Leases	41
5.26	Task Orders	41
5.27	Director Parcel PSAs	42
5.28	Declarations	42
5.29	Certification	42
5.30	Compliance with Surface Rights Statute	42
5.31	Survival of Representations	42
ARTICLE 6 AFFIRMATIVE COVENANTS		42
6.1	Books and Records; Access By Bank	43
6.2	Taxes and Other Indebtedness	43
6.3	Payment of Claims	43
6.4	Law; Judgments; Material Agreements; Approvals and Permits	43
6.5	Insurance	44
6.6	Damage or Destruction	46
6.7	Condemnation	47
6.8	Fixtures	48
6.9	Further Assurances	48
6.10	Industry Track Agreement	48
6.11	Deposit Accounts; Security Agreement	48
6.12	Deposit of Funds/Loan Balancing	48
6.13	Commence and Continue Construction; Completion of Construction	49
6.14	Ownership of Collateral	50
6.15	Correction of Defects	50
6.16	Changes and Change Orders	50
6.17	Contesting Liens	51
6.18	Notices	51
6.19	Additional Banking Laws	52
6.20	Purchase Contracts	52
6.21	Leases	52
6.22	Existence; Single Purpose Entity	53
6.23	Declarations	53
6.24	District Bond Financing Balancing	53
6.25	District Board Composition	54
6.26	Property Purchase and Sale Contracts	55
6.27	Acquisition of County Parcel	55

6.28	Execution and Delivery of Design Build Agreement	55
ARTICLE 7 FINANCIAL COVENANTS		55
7.1	Special Definitions	55
7.2	Financial Covenants	56
7.3	Financial Information	56
7.4	Other Items and Information	57
ARTICLE 8 NEGATIVE COVENANTS		57
8.1	Further Indebtedness	57
8.2	Alteration of Plans and Specifications	57
8.3	Alteration of Other Documents; Entering into Leases	58
8.4	Ownership; Control; Management	58
8.5	Patriot Act	58
8.6	Unlawful Use, Medical Marijuana, Controlled Substances And Prohibited Activities	59
8.7	Distributions, Dividends and Compensation	60
8.8	Leases; Subleases	60
8.9	Alteration of Property	60
8.10	Junior Liens	60
ARTICLE 9 DEFAULT AND REMEDIES		60
9.1	Event of Default	60
9.2	Remedies	63
9.3	Setoff	63
9.4	Recertified Appraisal	64
9.5	Inspections	64
ARTICLE 10 MISCELLANEOUS		64
10.1	No Waiver	64
10.2	Successors and Assigns	64
10.3	Notices	64
10.4	Authority to File Notices	66
10.5	Time	66
10.6	Amendments, etc	66
10.7	Headings	66
10.8	Number and Gender	66
10.9	No Joint Venture	66
10.10	Indemnify Bank	66
10.11	Governing Law; Jurisdiction	66
10.12	Automatic Acceleration	67
10.13	Severability	67
10.14	Attorneys’ Fees and Other Costs	67
10.15	Right to Participate or Assign Loans	67
10.16	Marshalling	68
10.17	Dispute Resolution	68
10.18	Limitation of Liability	70
10.19	Waiver of Defenses and Release of Claims	70
10.20	Increased Costs Generally	70

10.21	Counterparts	71
10.22	Entire Agreement	71
10.23	Document Imaging	71
10.24	Reporting Negative Information	71

EXHIBIT A	1
EXHIBIT B	1
EXHIBIT C	1
EXHIBIT D	1
SCHEDULE 5.26	1
SCHEDULE 5.27	1
SCHEDULE 6.27	1

LOAN AGREEMENT

THIS LOAN AGREEMENT is entered into to be effective as of May 20, 2022 (the “Effective Date”), and is by and between PACIFIC WESTERN BANK, a California state- chartered bank, whose address is 5050 South Syracuse Street, Suite 1000, Denver, Colorado 80237 (“Bank”), and RAIL LAND COMPANY, LLC, a Colorado limited liability company, 4601 DTC Boulevard, Suite 130, Denver, Colorado 80237 (“Borrower”).

RECITALS

This Agreement is made with respect to the following facts:

A.Borrower has applied to Bank for construction and revolving line of credit financing for the purpose of constructing and operating an industrial rail park facility in the Town of Watkins, Adams County, Colorado, as more particularly described on Exhibit A attached hereto and incorporated herein by reference (the “Property”).

B.Bank is willing to make such financing available to Borrower for the purposes and on the conditions set forth in this Loan Agreement.

NOW, THEREFORE, in consideration of the covenants and conditions, representations and warranties, and agreements contained herein, and such other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by all parties hereto, Borrower and Bank hereby promise and agree as follows:

ARTICLE 1

DEFINITIONS

In this Agreement, the following terms have the following meanings (such definitions to be equally applicable to the singular and the plural forms):

1.1“ADA” means the Americans with Disabilities Act of 1990, 42 U.S.C. Section 12101 et seq., as amended from time to time, or any regulations promulgated thereunder.

1.2“Agreement” shall mean this Loan Agreement, as it may be amended, modified, extended, renewed, restated, or supplemented from time to time.

1.3“Anti-Terrorism Laws” shall mean, collectively, any laws relating to terrorism or money laundering, including Executive Order No. 13224 and the Bank Secrecy Act (31 U.S.C. § 5311 et seq.), as amended by the PATRIOT Act, any laws implementing the Bank Secrecy Act, and the laws administered by the United States Treasury Department’s Office of Foreign Asset Control, as any of the foregoing laws may from time to time be renewed, extended, amended, or replaced.

1.4Appraisal” means the appraisal of the Improvements prepared by an appraiser licensed in the State, engaged by and acceptable to the Bank, and submitted to Bank pursuant to Section,4.1(c)(i), which appraisal must be in form and substance satisfactory to Bank. In the event

Bank obtains a new appraisal with respect to the Improvements in accordance with Section 9.4, the term “Appraisal” will refer to such new appraisal.

1.5	“Appraised Value” shall mean the “as-complete” appraised value of the Property.

1.6“Approvals and Permits” shall mean each and all approvals, authorizations, bonds, consents, certificates, franchises, licenses, permits, registrations, qualifications, and other actions and rights granted by or filings with any Persons necessary, appropriate, or desirable for ownership, operation and use by Borrower of the Project. In no event shall the Industry Track Agreement constitute an Approval or Permit for purposes of this Agreement or any other Loan Document.

1.7	“Arbitration Order” has the meaning set forth in Section 10.17.

1.8“Assignment of Contractor’s Agreements” means the Assignment of Contractor’s Agreements of even date herewith, from Borrower for the benefit of Bank, as it may be amended, modified, extended, renewed, restated or supplemented from time to time.

1.9“Assignment of Declarant’s Rights” means the Assignment of Declarant’s Rights with regard to the Declarations associated with the Project of even date herewith, from Borrower for the benefit of Bank, as it may be amended, modified, extended, renewed, restated or supplemented from time to time.

1.10“Assignment of Design Build Contract” means the Assignment of Design Build Contract to be executed in accordance with Section 6.28 hereof, from Borrower for the benefit of Bank, as it may be amended, modified, extended, renewed, restated or supplemented from time to time.

1.11“Assignment of Engineers’ Agreements and Plans and Specifications” means the Assignment of Engineers’ Agreements and Plans and Specifications of even date herewith, from Borrower for the benefit of Bank, as it may be amended, modified, extended, renewed, restated or supplemented from time to time.

1.12“Assignment of Licenses and Permits” means the Assignment of Licenses and Permits associated with the Project of even date herewith, from Borrower for the benefit of Bank, as it may be amended, modified, extended, renewed, restated or supplemented from time to time.

1.13“Assignments of Leases and Rents” means, collectively, the First Priority Assignment of Leases and Rents and the Second Priority Assignment of Leases and Rents.

1.14Assignment of Miscellaneous Contracts” means the Assignment of Miscellaneous Contracts, of even date herewith, from Borrower for the benefit of Bank, as it may be amended, modified, extended, renewed, restated or supplemented from time to time.

1.15	“Bank” has the meaning set forth in the preamble.

1.16	“Bankruptcy Code” has the meaning set forth in Section 5.11.

1.17	“Borrower” has the meaning set forth in the preamble.

1.18	“Borrower’s Equity” means the sum of $18,159,450.00.

1.19“Business Day” means every day except a Saturday, Sunday, national holiday, or a day on which Bank is obligated or permitted to be closed in Denver, Colorado.

1.20“CCR Estoppel” means the Estoppel Certificate from Borrower and the District in favor of Bank in form and content reasonably acceptable to Bank confirming the existence, status and enforceability of that certain Declaration of Covenants, Conditions, and Restrictions and Grant of Easements for Rocky Mountain Rail Park dated January 11, 2021, executed by Borrower and the District.

1.21“Certification” means the Beneficial Ownership Certification or other similar certification provided to Bank prior to or in connection with the execution of this Agreement.

1.22“Change in Law” means the occurrence after the date of this Agreement of any of the following: (i) the adoption or taking effect of any law, rule or regulation by a Governmental Entity, (ii) any change in any law, rule or regulation or in the administration, interpretation or application thereof by any Governmental Entity or (iii) the making or issuance of any request, guideline or directive (whether or not having the force of law) by any Governmental Entity.

1.23“Change Orders” means any change in the Plans and Specifications, any Construction Contract or any Subcontracts relating thereto, or any Construction Schedule, which is not a Minor Change Order, in which change has been approved by (a) Borrower, (b) Bank (subject to Section 6.16 hereof) and (c) the Contractor.

1.24	“Closing” means the day the Deed of Trust is recorded.

1.25“Collateral” means, individually or collectively, the Property encumbered by the Loan Documents in connection with the Loan (including, without limitation, the Project Improvements and any personal property associated therewith).

1.26“Collateral Assignment of Construction Project Delivery Agreement” means the Collateral Assignment of Construction Project Delivery Agreement dated of even date herewith from Borrower in favor of Bank, as it may be amended, modified, extended, renewed, restated, or supplemented from time to time.

1.27“Collateral Assignment of Director Parcel PSAs” means the Collateral Assignment of Director Parcel PSAs of even date herewith from Borrower for the benefit of Bank, as it may be amended, modified, extended, renewed, restated, or supplemented from time to time.

1.28“Collateral Assignment of Infrastructure Acquisition Agreement” means the Collateral Assignment of Infrastructure Acquisition Agreement dated of even date herewith from Borrower in favor of Bank, as it may be amended, modified, extended, renewed, restated, or supplemented from time to time.

1.29“Collateral Assignment of Master Development Agreement” means the Collateral Assignment of Master Development Agreement dated of even date herewith from Borrower in favor of Bank, as it may be amended, modified, extended, renewed, restated, or supplemented from time to time.

1.30“Collateral Assignment of Purchase Contracts” means the Collateral Assignment of Purchase Contracts of even date herewith from Borrower for the benefit of Bank, as it may be amended, modified, extended, renewed, restated, or supplemented from time to time.

1.31“Collateral Assignment of Reimbursement Agreement” means the Collateral Assignment of Funding and Reimbursement Agreement dated of even date herewith from Borrower in favor of Bank, as it may be amended, modified, extended, renewed, restated, or supplemented from time to time.

1.32“Completion Date” means the date that is twenty-four months after the Effective Date of this Agreement, subject to Force Majeure Events and Bank-approved Change Orders affecting the Construction Schedule.

1.33“Completion Guaranty” means that certain Completion Guaranty of even date herewith executed by Guarantor for the benefit of Bank as the same may hereafter be amended, restated, supplemented or otherwise modified from time to time.

1.34“Consents” means, collectively, the Contractor Consent, the Engineer’s Consents and the District Consents.

1.35“Construction Budget” means the budget for the construction of the Improvements attached hereto as Exhibit B and incorporated herein by this reference, as amended from time to time consistently with the provisions of this Agreement and includes the District Construction Budget and a line item for Borrower’s Project overhead..

1.36“Construction Contract” means that certain Subcontract Agreement for Rocky Mountain Rail Park (South Parcel) dated as of October 18, 2021, between Borrower and Contractor, as it may be amended, modified, extended, renewed, restated or supplemented from time to time in accordance with this Agreement.

1.37“Construction Loan” means the Construction Loan in the maximum aggregate principal amount up to but not exceeding Twenty-One Million and No/100 Dollars ($21,000,000.00) to be made by Bank in favor of Borrower upon and subject to the terms and conditions of this Agreement and the other Loan Documents.

1.38“Construction Loan Note” means that certain promissory note dated of even date herewith in the original principal amount of the Construction Loan executed by Borrower and made payable to the order of Bank, as it may be amended, modified, extended, renewed, restated or supplemented from time to time.

1.39“Construction Project Delivery Agreement” means that certain Construction Project Delivery Agreement dated August 31, 2021, between Borrower and the District pertaining to the construction of various public infrastructure improvements that will benefit the Project, as such Construction Project Delivery Agreement may be amended, modified, extended, renewed or supplemented from time to time in accordance with this Agreement.

1.40“Construction Schedule” means the schedule for the construction of the Improvements pursuant to each Task Order, delivered to and approved by Bank in accordance with this Agreement, as amended from time to time consistently with the provisions of this Agreement.

1.41“Contractor” means JHL Enterprises, Inc., dba JHL Constructors, Inc., a Colorado corporation, in its capacity a subcontractor to Borrower for purposes of designing and constructing the Improvements.

1.42“Contracts” means, collectively, the Design Build Contract, Construction Contract, and the Engineer Contracts.

1.43“Contractor Consent” means a consent from the Contractor to the Assignment of Contractor’s Agreement dated the date of this Agreement as it may be amended, modified, extended, renewed, restated or supplemented from time to time in accordance with this Agreement.

1.44	Intentionally Deleted.

1.45“Covenants” means, collectively, all covenants, conditions, restrictions and reservations affecting the Project and with all applicable zoning, subdivision, environmental protection, use and building codes, laws, regulations and ordinances with respect to current and future operations of the Project.

1.46“Creditors Rights Laws” means any law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, conservatorship, receivership, arrangement, adjustment, winding-up, liquidation, dissolution, assignment for the benefit of creditors, composition or other relief with respect to its debts or debtors.

1.47“Debt” means, with respect to any Person, all liabilities, obligations and indebtedness to any other Person, of any kind or nature, now or hereafter owing, arising, due or payable, howsoever evidenced, created, incurred, acquired or owing, whether primary, secondary, direct, contingent, fixed or otherwise, and includes capitalized leases.

1.48“Declarations” means the Declaration of Covenants, Conditions and Regulations and Grant of Easements for Rocky Mountain Rail Park, dated January 11, 2021, as amended, modified, extended, renewed, restated or supplemented from time to time, together with any other documents containing covenants, conditions, restrictions, easements, operating agreements or the like, which benefit or burden the Project, or both, whether or not recorded.

1.49“Deeds of Trust” means, collectively, the First Priority Deed of Trust and the Second Priority Deed of Trust.

1.50“Default” shall mean any event which if continued uncured would, with notice or lapse of time or both, constitute an Event of Default.

1.51	“Default Rate” has the meaning set forth in the Notes.

1.52“Director Parcel PSAs” means, collectively (i) that certain Agreement for Sale and Purchase of Real Estate dated March 4, 2019, as amended by First Amendment to Agreement for Sale and Purchaser of Real Estate dated February 1, 2021, by and between Borrower and Heidi Suzanne Webb Kelly, (ii) that certain Agreement for Sale and Purchase of Real Estate dated August 28, 2018, as amended by First Amendment to Agreement for Sale and Purchaser of Real Estate dated February 1, 2021, by and between Borrower and Gregory M. Dangler, (iii) that certain Agreement for Sale and Purchase of Real Estate dated August 28, 2018, as amended by First Amendment to Agreement for Sale and Purchase of Real Estate dated February 1, 2021, by and between Borrower and Robert Thomas Wagner, (iv) that certain Agreement for Sale and Purchase of Real Estate dated November 1, 2020, by and between Borrower and Crystal Hostelley, and (v) that certain Agreement for Sale and Purchase of Real Estate dated September 1, 2020, by and between Borrower and Brian Fallin.

1.53“Design Build Amendment” means one of more design build amendments executed by Borrower and Contractor, pursuant to the Design Build Contract, for completion of the Improvements described therein following completion of the Plans and Specifications for such Improvements.

1.54“Design Build Contract” means the AIA A141 Design Build Agreement to be executed between Borrower, as owner, and Contractor, as design builder, for construction of the Improvements on the “North Parcel” of the Property, which consists of all of the Property located north of Colfax Avenue, as the same may be amended, modified, extended, renewed, restated or supplemented from time to time in accordance with this Agreement.

1.55	“Deposit Accounts” has the meaning set forth in Section 6.11(a).

1.56	“Dispute” has the meaning set forth in Section 10.17(b).

1.57“District” means Rocky Mountain Rail Park Metropolitan District, a quasi- municipal and political subdivision of the State of Colorado.

1.58“District Bond Financing” means the taxable and tax-exempt bond financing in the aggregate principal face amount pf $63,650,000.00 obtained by the District for payment of, among things, the public infrastructure improvements to be completed by and reimbursed to Borrower pursuant to the Construction Project Delivery Agreement and related Task Orders issued by the District in accordance with such Agreement.

1.59“District Consents” means, collectively, the District Infrastructure Agreement Consent, District Project Delivery Agreement Consent and District Reimbursement Agreement Consent.

1.60“District Construction Budget” means the construction budget in form and content acceptable to Bank developed for the public infrastructure improvements to be constructed for and reimbursed by District in accordance with the Project Construction Delivery Agreement, the Infrastructure Acquisition Agreement and/or Reimbursement Agreement, as applicable. The District Construction Budget is a part of and included in the Construction Budget.

1.61“District Infrastructure Agreement Consent” means a certificate and consent from the District to the Collateral Assignment of Infrastructure Acquisition Agreement dated the date of this Agreement, as it may be amended, modified, extended, renewed or supplemented from time to time in accordance with this Agreement.

1.62“District Project Delivery Agreement Consent” means a certificate and consent from the District to the Collateral Assignment of Construction Project Delivery Agreement dated the date of this Agreement, as it may be amended, modified, extended, renewed or supplemented from time to time in accordance with this Agreement.

1.63“District Reimbursement Agreement Consent” means a certificate and consent from the District to the Collateral Assignment of Reimbursement Agreement dated the date of this Agreement, as it may be amended, modified, extended, renewed or supplemented from time to time in accordance with this Agreement.

1.64	“Drug-Related Activities” has the meaning set forth in Section 8.6(a).

1.65	“Effective Date” has the meaning set forth in the preamble.

1.66“Engineers” means, collectively, Matrix Design Group, Inc., a Colorado corporation, Plummer Associates, Inc., a Texas corporation, and 360 Rail Services, LLC, a Colorado limited liability company.

1.67“Engineer Contracts” means, collectively, (i) that certain Short Form of Agreement dated October 21, 2021, by and between Borrower and Plummer Associates, Inc., a Texas corporation, as amended by that certain Amendment to Owner-Engineer Agreement dated January 10, 2022, as it may be further amended, modified, extended, renewed, restated or supplemented from time to time in accordance with this Agreement; (ii) that certain Design Services Agreement dated December 3, 2021, by and between Borrower and Matrix Design Group, Inc., a Colorado corporation, as it may be amended, modified, extended, renewed, restated or supplemented from time to time in accordance with this Agreement, and (iii) that certain Engineering Agreement dated September 22, 2017, by and between Borrower and 360 Rail Services, LLC, a Colorado limited liability company, as it may be amended, modified, extended, renewed, restated or supplemented from time to time in accordance with this Agreement.

1.68“Engineer’s Consents” means a certificate and consent from each of the Engineers to the Assignment of Engineers’ Agreements, Plans and Specifications dated the date of this Agreement, as it may be amended, modified, extended, renewed or supplemented from time to time in accordance with this Agreement.

1.69	“ERISA” has the meaning set forth in Section 5.22.

1.70“Estimate of Construction Costs” means any reasonable estimate made by Bank from time to time, at its option, of the total cost of construction of the Improvements, payable by Borrower, including without limitation an allowance for Reserves.

1.71	“Estoppel” means the CCR Estoppel.

1.72	“Event of Default” means any event described in Section 9.1.

1.73“Extension Terms” means, collectively, the First Extension Term and the Second Extension Term.

1.74“Financing Statement” means, collectively, those UCC-1 financing statements protecting Bank’s security interest in the Collateral now owned or hereafter acquired by Borrower, in the form and substance acceptable to Bank, to be filed with the Secretary of State of Colorado, and the Clerk or Recorder of Adams County, Colorado.

1.75“First Extended Maturity Date” means, subject to satisfaction of the terms and conditions of Article 3 hereof, the last day of the First Extension Term.

1.76“First Extension Term” means, subject to satisfaction of the terms and conditions of Article 3 hereof, a period of time equal to one hundred eighty (180) days commencing upon the first day following the Initial Maturity Date and ending on the First Extended Maturity Date.

1.77	“First Lot PSA” has the meaning set forth in Section 2.9(d)hereof.

1.78“First Priority Assignment of Leases and Rents” means the First Priority Assignment of Leases and Rents of even date herewith, from Borrower for the benefit of Bank, as it may be amended, modified, extended, renewed, restated or supplemented from time to time.

1.79“First Priority Deed of Trust” means the First Priority Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing of even date herewith, given by Borrower for the use and benefit of Bank and granting a valid and perfected first lien on the Project and the other Collateral described therein, securing the Notes and the other Secured Obligations, as it may be amended, modified, extended, renewed, restated, or supplemented from time to time.

1.80“Force Majeure Events” means strikes, casualty, lock-outs, war, civil disturbance, natural disaster, shortages of supplies and materials affecting construction projects due to supply chain delay, governmental actions or inactions (including, by way of example and not by way of limitation, a moratorium on development, governmental orders restricting performance due to pandemic or epidemic or the delay in issuance of necessary permits by any governmental authority having jurisdiction over the Property; provided, however, that Borrower is diligently pursuing the issuance of such permits but excluding work stoppages ordered by authorities due to defective work or work conditions that violate applicable codes and regulations), acts of terrorism or acts of god or other matters beyond the reasonable control of a Person (including, without limitation, the failure of any other party hereto to timely perform its obligations under, or provide notice within the timeframes specified in, any of the Loan Documents) which cause a delay in such Person’s performance of its obligations or exercise of its rights under the Loan Documents; provided, however, “Force Majeure Event” shall not include any such event to the extent the same can be remedied by the mere payment of money.

1.81“Funding and Reimbursement Agreement” means that certain Funding and Reimbursement Agreement December 1, 2019, as amended, modified, extended, replaced and substituted from time to time, between Borrower and Rocky Mountain Rail Park Metropolitan District, as quasi municipal and political subdivision of the State of Colorado.

1.82“GAAP” shall mean any generally accepted accounting principles consistently applied and maintained throughout the period indicated. Whenever any accounting term is used herein which is not otherwise defined, it shall be interpreted in accordance with GAAP.

1.83“Governmental Entity” and “Governmental Entities” means any governmental or quasi-governmental entity, agency, authority, board, commission, or governing body authorized by federal, state or local laws or regulations as having jurisdiction over Bank, Borrower, the Project and/or Collateral.

1.84	“Guarantor” means Rocky Mountain Industrials, Inc., a Nevada corporation.

1.85“Improvements” means any and all structures, buildings, rail lines, spur lines, and other horizontal and vertical improvements now existing or hereafter constructed or renovated on the Property in accordance with the Plans and Specifications, which are identified or described in the Plans and Specifications, Construction Contract, Construction Schedule or Construction Budget for the Project.

1.86“Indemnity” means the Environmental Indemnity Agreement dated the date of this Agreement and given by Borrower to and for the benefit of Bank.

1.87“Industry Track Agreement” means the Industry Track Agreement approved by Union Pacific Railroad Company, and for which a formal agreement shall be entered into with Borrower following the execution of this Agreement, as the same may be amended, modified, extended, replaced and substituted from time to time in accordance with and subject to the terms and conditions of this Agreement.

1.88“Infrastructure Acquisition Agreement” means that certain Infrastructure Acquisition Agreement dated December 1, 2019, as amended, modified, extended, replaced and substituted from time to time, between Borrower and Rocky Mountain Rail Park Metropolitan District, as quasi municipal and political subdivision of the State of Colorado.

1.89	“Initial Maturity Date” means May 19, 2024.

1.90“Initial Term” means the initial 24-month term of this Agreement commencing on the date of this Agreement and ending on the Initial Maturity Date.

1.91“Inspector” shall mean Partner Engineering and Science, Inc., any other party approved by Bank.

1.92“Interest Rate” means the applicable interest rates then in effect under the terms of the Notes, whether at the stated rate or the Default Rate.

1.93	“Interest Reserve” has the meaning set forth in Section 2.6.

1.94	“Key Employees” has the meaning set forth in Section 8.4.

1.95	“Late Charge” has the meaning set forth in the Notes.

1.96“Lease” means any lease, license, sublease or other agreement for use, occupancy or possession of any part of the Project or Collateral.

1.97	“Lessee” means any tenant under any Lease.

1.98“Lien or Encumbrance” and “Liens and Encumbrances” means, respectively, each and all of the following: (i) any lease or other right to use; (ii) any assignment as security, conditional sale, grant in trust, lien, mortgage, pledge, security interest, title retention arrangement, other encumbrance, or other interest or right securing the payment of money or the performance of any other liability or obligation, whether voluntarily or involuntarily created and whether arising by agreement, document, or instrument, under any law, ordinance, regulation, or rule (federal, state, or local), or otherwise not approved in advance by Bank; and (iii) any option, right of first refusal, or other interest or right.

1.99“Loans” means, collectively, (i) the Construction Loan; and (ii) the Revolving Line of Credit.

1.100“Loan Documents” means this Agreement, the Notes, the Deeds of Trust, the Assignments of Leases and Rents, the Completion Guaranty, the Recourse Carve-out Guaranty, the Indemnity, the Membership Interest Pledge, the Assignment of Contractor’s Agreements, Assignment of Design Build Contract, the Assignment of Engineers’ Agreements and Plans and Specifications, the Assignment of Licenses and Permits, the Collateral Assignment of Purchase Contracts, the Collateral Assignment of Construction Project Delivery Agreement, the Collateral Assignment of Infrastructure Acquisition Agreement, the Collateral Assignment of Reimbursement Agreement, the Collateral Assignment of Master Development Agreement, the Collateral Assignment of Director Parcel PSAs, the Assignment of Declarant’s Rights, the Assignment of Miscellaneous Contracts, and any other agreements, documents, or instruments evidencing, guarantying, securing, or otherwise relating to the Loans, including, without limitation the Consents, as such agreements, documents, consents, and instruments may be amended, modified, extended, renewed, or supplemented from time to time.

1.101	“Loan to Cost Ratio” has the meaning set forth in Section 7.1.

1.102	“Loan to Value Ratio” has the meaning set forth in Section 7.1.

1.103	“Lot 11a” has the meaning set forth in Section 2.9(d) hereof.

1.104	“Lot 11a PSA” has the meaning set forth in Section 2.9(d)hereof.

1.105“Master Development Agreement” means that certain Master Development Agreement dated on or about September 1, 2020, as amended, modified, extended, replaced and substituted from time to time, between Borrower and Adams County, Colorado.

1.106“Material Adverse Occurrence” shall mean any occurrence of whatsoever nature (including, without limitation, any adverse determination in any litigation, arbitration or governmental investigation or proceeding) which, individually or in the aggregate, materially adversely affects the present or prospective financial condition or operations of Borrower or materially impairs the ability of Borrower to perform its obligations under the Loan Documents and remains unsatisfied or is not discharged or eliminated after ninety (90) days following written notice from Bank or materially impairs the operations or economic value of the Project and remains unsatisfied or is not discharged or eliminated after ninety (90) days following written notice from Bank.

1.107“Membership Interest Pledge” means the Membership Interest Pledge and Security Agreement of even date herewith, from Guarantor for the benefit of Bank, as it may be amended, modified, extended, renewed, restated or supplemented from time to time.

1.108	“Minimum Per Acre Sales Price” has the meaning set forth in Section 2.9(d).

1.109“Miscellaneous Contracts” means various vendor, service, and other contracts relating to the Property to which Borrower is a party, provided that none of the Industry Track Agreement, Design Build Contract, Construction Contract, Director Parcel PSAs, or the Engineer Contracts shall be a “Miscellaneous Contract” for any purpose of this Agreement or any other Loan Document.

1.110“Minor Change Order” shall mean change orders that do not (a) change the scope of the Work (as defined in the Construction Contract), (b) change the Cost of the Work (as defined in the Construction Contract) covered by any single Change Order by the lesser of (i) twenty percent (20%) of the budgeted cost therefor, or (ii) the then available construction contingency allocated in the Construction Budget for construction of the Project, (c) increase the Guaranteed Maximum Price of the Construction Contract, or (d) require approval by any governmental body. Under no circumstances shall any Change Order that would delay construction of the Project or otherwise cause an extension of the Completion Date be deemed to be a “Minor Change Order”.

1.111“Note” and “Notes” means, individually and collectively, as applicable, the Construction Loan Note and the Revolving Line of Credit Note. If the term “Note” is used but not defined in any of the Loan Documents, and that Loan Document instead says such term has the meaning set forth in this Agreement, the “Note” will refer to each of the Notes.

1.112	“OFAC” means the Office of Foreign Assets Control.

1.113	“Other Obligations” has the meaning set forth in Section 10.19 .

1.114“PATRIOT Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Public Law 107 56), as the same has been, or may hereafter be, renewed, extended, amended or replaced.

1.115	“Permitted Encumbrances” has the meaning set forth in the Deed of Trust.

1.116“Person” shall mean a natural person, a partnership, a joint venture, an unincorporated association, a limited liability company, a corporation, a trust, any other legal entity, or any Governmental Entity, whether acting in an individual, fiduciary or other capacity.

1.117“Plans and Specifications” means the plans and specifications approved by Bank from time to time for the construction of the Improvements to be completed by Contractor pursuant to various Task Orders executed in accordance with the Construction Contract from time to time, in each case as such plans and specifications may be amended from time to time consistently with the provisions of this Agreement. The Bank hereby acknowledges and agrees that the Plans and Specifications for any particular phase of the construction of the Improvements may not be completed prior to the disbursement of Loan proceeds for such phase, but shall be completed prior to the distributions of hard costs with respect to the applicable phase. The foregoing notwithstanding, except for site mobilization costs such as, but not limited to, preliminary grading work, well drilling and various soft costs for which payment in advance is required by the Contractor or its subcontractors at any tier, all of which shall in no event exceed the sum of

$500,000.00 in the aggregate, and the separate line item in the Construction Budget for Borrower’s Project overhead, no portion of the Loan proceeds be disbursed to Borrower for work on the Improvements consisting of hard construction costs or soft costs (such as, but not limited to, design and engineering services) not actually completed and approved by Bank in accordance with this Agreement, unless otherwise approved by the Bank. Once approved, the Plans and Specifications for any particular phase of construction shall be subject to the terms and conditions of this Agreement.

1.118	“Project” means the Property together with the Improvements.

1.119“Project Contracts” means, collectively, the Industry Track Agreement, Contracts, Covenants, Declarations, and Miscellaneous Contracts.

1.120“Project Costs” means the total, as shown on the Construction Budget, of all costs, expenses and fees required to construct the Improvements, including, without limitation, incidental personal property necessary for the development, ownership and management of the Improvements. Project Costs are further defined and described in each Design Build Amendment to be executed by Owner and Contractor for one or more Task Orders in accordance with the Construction Contract; provided, however, that in no event shall such Project Costs exceed the total Construction Budget for the Project approved by Bank, as the same may be amended and approved by Bank in accordance with this Agreement.

1.121	“Property” has the meaning set forth in the Recitals.

1.122	“Prohibited Activities” has the meaning set forth in Section 8.6.

1.123“Purchase Contracts” means the purchase and sale agreements executed from time to time by Borrower for portions of the Property with unrelated persons on an arm’s length basis on terms and conditions and for purchase prices acceptable to Bank in its discretion.

1.124	Intentionally Deleted.

1.125“Recourse Carve-Out Guaranty” means that certain Recourse Carve-out Guaranty of even date herewith executed by Guarantor for the benefit of the Bank, as the same may be hereafter modified, extended or supplemented from time to time.

1.126	“Restoration Conditions” has the meaning set forth in Section 6.6(a).

1.127	“Reserves” has the meaning set forth in Section 2.7.

1.128“Retainage” means a hold back of five percent (5%) of all amounts due under any Construction Contract or Subcontract.

1.129“Revolving Line of Credit” means that certain revolving line of credit facility in the maximum aggregate principal amount of up to Two Million and No/Dollars ($2,000,000.00) to be made by Bank in favor of Borrower upon and subject to the terms and conditions of this Agreement and the other Loan Documents.

1.130“Revolving Line of Credit Note” means the Promissory Note of even date herewith, made by Borrower and payable to the order of Bank in the face amount of the Revolving Line of Credit, as it may be amended, modified, extended, renewed, restated, or supplemented from time to time.

1.131“Revolving Line of Credit Termination Date” means the date that is thirty (30) days prior to the Initial Maturity Date.

1.132“Second Extended Maturity Date” means, subject to satisfaction of the terms and conditions of Article 3 hereof, the last day of the Second Extension Term.

1.133“Second Extension Term” means subject to the satisfaction of the terms and conditions of Article 3 hereof, a period of time equal to one hundred eighty (180) days commencing on the first day following the First Extended Maturity Date and ending on the Second Extended Maturity Date.

1.134“Second Priority Assignment of Leases and Rents” means the Second Priority Assignment of Leases and Rents of even date herewith, from Borrower for the benefit of Bank, as it may be amended, modified, extended, renewed, restated or supplemented from time to time.

1.135“Second Priority Deed of Trust” means the Second Priority Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing of even date herewith, given by Borrower for the use and benefit of Bank and granting a valid and perfected second lien on the Project and the other Collateral described therein, securing the Notes and the other Secured Obligations, as it may be amended, modified, extended, renewed, restated, or supplemented from time to time.

1.136“Secured Obligations” means the obligations of Borrower under the Loan Documents.

1.137	“State” means the State of Colorado.

1.138“Stored Materials” means materials purchased or to be purchased by Borrower, the Contractor, or a Subcontractor at the date of request for disbursement, but not yet installed or incorporated into the Project.

1.139“Subcontract” means a contract relating to any work performed or to be performed for the Project executed or to be executed by the Contractor with a Subcontractor.

1.140“Subcontractor” means all Persons performing services and providing material in connection with any portion of Improvements other than the Contractors.

1.141“Substantial Completion” (or “Substantially Complete” or any variance thereof) means Banks’s receipt and approval of (i) evidence that the subject Improvements are substantially complete, as certified by the Contractor or applicable Engineer and with approval of the Inspector; and (ii) a copy of any required certificate of completion or approval for completion of the Improvements issued by the appropriate Governmental Entity having jurisdiction over the Project and Improvements.

1.142	“Survey” has the meaning set forth in Section 4.1(h).

1.143“Task Order” means a discreet phase or portion of the work of the Improvements to be completed by Contractor pursuant to the Construction Contract.

1.144“Title Company” means Fidelity National Title Insurance Company, and any reinsurers or coinsurers required by Bank, which company, reinsurers, and coinsurers shall be satisfactory to Bank in its absolute and sole discretion.

1.145“Title Policies” means the ALTA 2006 loan policies of title insurance issued by the Title Company, which Title Policies (A) have a liability limit of not less than the aggregate maximum amount of the Construction Loan (with regard to the First Priority Deed of Trust), (B) and have a liability limit of not less than the aggregate maximum amount of the Revolving Line of Credit (with regard to the Second Priority Deed of Trust), (C) insures Bank’s interest under the Deeds of Trust as a valid first or second lien on the Project, (D) are accompanied by such reinsurance and coinsurance agreements and endorsements as Bank may require in its sole discretion and (E) commit to delete the standard exceptions and contain as exceptions only the Permitted Encumbrances.

1.146	“UFCA” has the meaning set forth in Section 5.11.

1.147	“UFTA” has the meaning set forth in Section 5.11.

1.148“Union Pacific” means the Union Pacific Railroad Company, a Delaware corporation.

1.149	“Utility Services” shall mean water, sewer, gas, telephone, and electrical services.

Accounting Terms. For the purposes of this Agreement, all accounting terms not otherwise defined herein or in the Recitals have the meanings assigned to them in conformity with generally accepted accounting practices and principles.

ARTICLE 2

THE LOANS

2.1	The Loans.

(a)Amounts of the Loans. In reliance upon Borrower’s representations and warranties, subject to the terms and conditions of this Agreement and the Loan Documents, and for the purposes set forth herein, Bank agrees to loan to Borrower the following:

(i)Construction Loan. With respect to the Improvements, a sum of money in the maximum principal amount not to exceed the least of the following:

(A)$21,000,000.00;

(B)An amount equal to fifty percent (50%) of the “as-complete” value of the Property with only the Improvements, as determined pursuant to the Appraisal submitted to Bank pursuant to Section 4.1(c)(i), and

(C)the amount equal to fifty-five percent (55%) of the cost items set forth in the Construction Budget for the construction of the Phase 1 Improvements.

Notwithstanding the foregoing nor anything else to the contrary contained elsewhere in this Agreement, until such time as the First Lot PSA or, if sooner, the Lot 11a PSA (in each case with a minimum gross sales price of not less than ($2,000,000.00), has been fully executed and delivered to Bank in form and content acceptable to Bank in its good faith discretion and otherwise satisfying the requirements set forth in Section 2.9(d) hereof (including, without limitation, the Minimum Per Acre Sales Price), Bank shall not be obligated to advance nor shall Borrower be entitled to borrow more than Twelve Million and NO/100 Dollars ($12,000,000.00) of the proceeds of the Construction Loan.

(ii)Revolving Line of Credit. The Revolving Line of Credit, the proceeds of which, once received by Borrower in accordance with this Agreement, will be re-advanced by Borrower to the District to fund the short term financing needs of the District’s construction of public infrastructure improvements at the Project (which advances shall be reimbursed by the District to the Borrower pursuant to the Funding and Reimbursement Agreement, which has been collaterally assigned by Borrower to the Bank as additional security for the Loans pursuant to the Collateral Assignment of Reimbursement Agreement), in each case upon and subject to the terms and conditions of this Agreement and the other Loan Documents. In no event may Borrower request an advance of the Revolving Line of Credit after the Revolving Line of Credit Termination Date.

(b)Character of Loans. The Construction Loan is a non-revolving multiple advance loan and amounts advanced under the Construction Loan may not be reborrowed after being repaid, in whole or in part. The Revolving Line of Credit is a revolving credit facility that may be borrowed, repaid and reborrowed, in each case upon and subject to the terms and conditions of this Agreement and the other Loan Documents.

(c)Evidence of Indebtedness. The Construction Loan shall be evidenced by the Construction Loan Note and the Revolving Line of Credit shall be evidenced by the Revolving Line of Credit Note. Advances of the Loans shall be charged and funded under the Notes. The Notes shall bear interest as set forth in the Notes. In the event of any inconsistency between the Notes and this Agreement, the provisions of this Agreement shall prevail.

(d)Interest on the Loans; Payment Terms. Interest on each advance of a Loan made hereunder will accrue interest at the Interest Rate and will be payable as further provided in the applicable Note and in Section 2.6.

(e)Term of the Loans. Unless otherwise extended pursuant to Article 3 hereof, the Loans have a term which commences on the date hereof and expires on the Initial Maturity Date, at which time the outstanding principal amount of the Loans, together with accrued and unpaid interest and other charges due and owing thereon will be due and payable in full.

(f)Loan Fee. Borrower shall pay Bank a fee equal to one percent (1.0%) of the maximum aggregate amount of the Loans, payable at the time of the Closing. The fee shall be earned when paid and shall be non-refundable to Borrower.

(g)	Security. Payment of the Notes shall be secured by the following:

(i)	the Deeds of Trust;

(ii)	the Assignments of Leases and Rents;

(iii)	the Assignment of Licenses and Permits;

(iv)	the Membership Interest Pledge;

(v)	the Assignment of Contractor’s Agreements;

(vi)	the Assignment of Design Build Contract;

(vii)the Assignment of Engineers’ Agreements and Plans and Specifications;

(viii)	the Collateral Assignment of Purchase Contracts;

(ix)	the Assignment of Declarant’s Rights;

(x)	the Assignment of Miscellaneous Contracts;

(xi)the Collateral Assignment of Construction Project Delivery Agreement;

(xii)	the Collateral Assignment of Infrastructure Acquisition Agreement;

(xiii)	the Collateral Assignment of Reimbursement Agreement;

(xiv)	the Collateral Assignment of Director Parcel PSAs;

(xv)	the Collateral Assignment of Master Development Agreement;

(xvi)	the Completion Guaranty;

(xvii)	the Recourse Carve-Out Guaranty;

(xviii)	the Assignment of Licenses and Permits;

(xix)	the Financing Statements; and

(xx)such other documents, instruments and collateral as may reasonably be required from time to time by Bank.

2.2	Professional Fees.

(a)Attorneys’ Costs, Expenses, and Fees. Reasonable attorneys costs, expenses, and fees for Bank’s counsel with respect to the Loans shall be payable on or before Closing and shall be payable by Borrower.

(b)Appraisal Fees, Title Insurance Premiums, and Other Costs, Expenses, and Fees. Appraisal fees, environmental and engineering consultant fees, title insurance premiums, recording or filing fees, fees for release or reconveyance of the Deed of Trust and UCC filings, closing costs and other costs, expenses, and fees in the amounts specified by Bank and incurred in connection with the Loans or the Closing, shall be payable on or before the date hereof with respect to the Closing and shall be paid by Borrower. Title insurance premiums, recording or filing fees, and other costs and expenses associated with recording a modification of the Deeds of Trust or filing a UCC-1 Financing Statement in connection with personal property subsequently acquired by Borrower or release costs to release a portion of the Property under the Loans shall be payable concurrently with the modification or release by Borrower.

(c)Consultant Fees. Borrower shall, on or before the tenth (10th) Business Day after any bill rendered by Bank to Borrower with respect thereto, pay directly or reimburse to Bank, at Bank’s option, for the aggregate costs of any appraisals of any portion of the Collateral, environmental, engineering or architectural studies or consultants’ fees, attorneys’ fees and costs, or other costs and expenses reasonably incurred by Bank in connection with review or approval of Collateral, enforcing payment and performance of the Secured Obligations, exercising the rights and remedies of Bank under the Loan Documents or in negotiation or documentation of any further amendment or modification of the Loan Documents.

2.3Default Rate/Late Charges. During the occurrence and continuance of an Event of Default under any of the Loans, Bank shall have the right to collect interest on the outstanding principal balances under the Loans at the Default Rate set forth in the Notes. In the event any payment of principal or interest, in connection with the Loans is not made when due, Bank may, at its option, require the payment of a Late Charge as set forth in the Notes.

2.4Prepayment. Borrower may prepay the Notes and all accrued but unpaid interest hereon as of the date of prepayment in whole or in part at any time.

2.5Exercise of Remedies. Bank may maintain successive actions for defaults. Bank’s rights hereunder will not be exhausted by its exercise of any of its rights and remedies or by any such action or by any number of successive actions until and unless the Secured Obligations have been paid and fully performed.

2.6Interest Reserve. Included in the Construction Budget for the Construction Loan is a reserve for interest in the total amount of $1,450,000.00 (the “Interest Reserve”), $750,000.00 of which will be funded out of Borrower’s other resources at Closing of the Loans and the remaining $700,000.00 of which will be funded by Borrower on the earlier to occur of (i) the closing of the sale of the Lot 11a PSA or First Lot PSA (whichever occurs first, and then from the proceeds of such closing); and (ii) December 1, 2022 (in which event such $700,000 payment shall be funded by Borrower from its other resources). Borrower’s failure to fully fund the Interest Reserve on or before December 1, 2022, shall constitute an immediate Event of Default. The Interest Reserve will be retained by Bank, and so long as no Default or Event of Default is continuing, and as more particularly set forth in the Construction Loan Note, funds from the Interest Reserve will be disbursed as follows:

(a)During the period commencing on the Effective Date and continuing until the Initial Maturity Date, Bank shall, to the extent same are available, on each payment date under the Construction Loan Note, advance such funds from the Interest Reserve as are necessary to make the required interest payments under the Construction Loan Note. If extended pursuant to this Agreement, beginning on the first day following the Initial Maturity Date and at all times thereafter if extended pursuant to this Agreement, so long as adequate funds remain in the Interest Reserve to make interest only payments on the outstanding principal balance of the Construction Loan, such funds from the Interest Reserve may be used to make such interest only payments. In the event such funds are insufficient to make such interest only payments, Borrower shall deposit funds from its other resources into such Interest Reserve in an amount sufficient, in Bank’s reasonable judgment, to fund the Interest Reserve for the applicable Extension Term. In no event shall any principal of the Construction Loan be used to fund such Interest Reserve during any Extension Term.

Bank will make the advances contemplated in this Section 2.6 without any further direction, and notwithstanding any direction to the contrary, from Borrower. In the event the Interest Reserve is insufficient to cover any monthly payment of interest on the Construction Loan, Borrower shall be required to make the monthly interest payments in accordance with the terms of the Construction Loan Note.

2.7Reserves. In addition to the Interest Reserve, Bank may, from time to time after prior notice to Borrower, establish and set aside reserves (collectively, and including the Interest Reserve, the “Reserves”) out of the undisbursed proceeds of the Construction Loan Note, and from time to time, increase, decrease or adjust the Reserves, as it may reasonably estimate is necessary to cover the following items as they accrue or become payable, provided that such Reserves shall not be added to the outstanding principal amount of the Construction Loan Note unless and until actually disbursed by Bank for such items:

(a)	all unpaid professional fees required to be paid pursuant to Section 2.2;

(b)payment of real estate taxes and assessments, as estimated by Bank, that shall accrue with respect to the Property while the Construction Loan Note is outstanding; provided, however, that such reserves shall only be required after the occurrence and continuance of an Event of Default;

(c)additional or unanticipated costs incurred in connection with the construction of the Improvements;

(d)payment of premiums on insurance policies required to be furnished by Borrower hereunder; provided, however, that such reserves shall only be required after the occurrence and continuance of an Event of Default; and

(e)one hundred and fifty percent (150%) of the amount of liens filed against the Property.

No interest shall be earned by Borrower upon any Reserve while held by Bank.

2.8Security Interest. As additional security for the Secured Obligations, Borrower hereby pledges, assigns, transfers and grants to Bank a security interest in, a lien on and an express contractual right to set off against (or refuse to allow withdrawals from) all depository account balances, cash and any other property (tangible or intangible) of Borrower now or hereafter in the possession of Bank, including, without limitation, (i) all amounts that might at any time be held in Borrower’s depository account established and maintained by Borrower at Bank in accordance with Section 6.11 hereof, and all funds at any time placed therein, and (ii) any other portion of the Loans that might at any time not have been advanced to Borrower. Bank may, at any time upon and during the occurrence and continuance of an Event of Default, set off against the Secured Obligations, whether or not the Secured Obligations (including future payment installments) are then due or have been accelerated, all without any advance or contemporaneous notice or demand of any kind to Borrower, such notice and demand being expressly waived by Borrower. During the occurrence and continuance of an Event of Default, Bank shall have such rights with respect to all of such funds and property as are provided by applicable law and may apply such funds and property towards the satisfaction of the Secured Obligations. No such application by Bank of such funds and property shall cure or be deemed to cure any Event of Default or limit in any respect any of Bank’s remedies under the Loan Documents. No delay or omission of Bank in exercising any right to apply such funds or property shall impair any such right, or shall be construed as a waiver of, or acquiescence in, any Event of Default. At the request of Bank, Borrower shall execute and deliver from time to time such documents as may be necessary or appropriate, in Bank’s sole judgment, to assure Bank that it has a first priority perfected security interest in and lien on such funds and property.

2.9Partial Releases of Deeds of Trust. Bank, at Borrower’s sole cost and expense, shall execute partial releases of the Deeds of Trust to facilitate sales of portions of the Property developed or to be developed, financed with proceeds of the Construction Loan (each a “Lot”) upon and subject to the following terms, provisions, and conditions:

In connection with any sale of a Lot while any portion of the Loans remain outstanding, Bank shall execute and deliver partial releases of the Deeds of Trust, provided the following conditions have been satisfied;

(a)No Event of Default then exists or is outstanding under this Agreement, the Notes, or other Loan Documents;

(b)Borrower provides Bank with written notice of such pending sale at least fifteen (15) days prior to the proposed closing date, together with a draft closing settlement statement and copy of the fully executed purchase and sale agreement (including any amendments thereto) for such Lot;

(c)Title Company has issued a proforma 110.5 or other appropriate endorsement to the Title Policies insuring the liens of the Deeds of Trust, as modified by such partial releases thereof, and is committed to issuing such endorsement upon Borrower’s payment of all endorsement premiums and recording fees;

(d)Subject to the terms, conditions and limitations of this Section 2.9(d), seventy-five percent (75%) of the Net Sales Proceeds (hereinafter defined) from such Lot sale are applied towards repayment of the Construction Loan; provided, however, that, anything to the contrary contained herein notwithstanding: (i) during the occurrence and continuance of an Event of Default and provided Bank has elected to permit the sale of a Lot and grant a partial release of the Deeds of Trust with regard to same despite the occurrence and continuance of such Event of Default (which Bank is under no obligation to agree to or permit), one hundred percent (100%) of the Net Sales Proceeds from any such Lot sale shall be applied towards repayment of the Construction Loan; (ii) eighty-five percent (85%) of the Net Sales Proceeds from the earlier to occur of (A) any sale by Borrower of any portion of the Property following the Effective Date resulting in a sales price of no less than two million dollars ($2,000,000.00), other than Lot 11a as defined below (the “First Lot”), pursuant to a purchase and sale agreement between Borrower and such purchaser (which purchase and sale agreement shall be in form and content and on terms and conditions reasonably acceptable to Bank in its discretion) (the “First Lot PSA”), and (B) any sale by Borrower, as seller, to a third party purchaser for that certain tract known as Lot 11a of the Property (“Lot 11a”), pursuant to a purchase and sale agreement between Borrower and such purchaser (which purchase and sale agreement shall be in form and content and on terms and conditions reasonably acceptable to Bank in its discretion) (the “Lot 11a PSA”) shall be applied towards repayment of the Construction Loan; and (iii) in no event shall Bank be obligated to partially release the liens of the Deeds of Trust and other Loan Documents as to any Lot sold (whether it be a First Lot, Lot 11a or otherwise) if the Net Sales Proceeds resulting from such Lot sale is less than Eighty-

Three Thousand One Hundred Thirteen and No/100th Dollars ($83,113.00) per acre (the “Minimum Per Acre Sales Price”); and

(e)Borrower pays all title insurance premiums, recording fees, Bank’s reasonable attorneys’ fees and other costs and expenses incurred by Bank in processing and preparing such partial release of the Deeds of Trust.

As used herein, the term “Net Sales Proceeds” means one hundred percent (100%) of the gross sales price for such Lot, less (i) a total combined broker’s commission in an amount not to exceed eight percent (8%), in the aggregate, of the gross sales price of such Lot, which commission shall be payable to a licensed real estate broker unaffiliated with Borrower or its affiliates; (ii) any Borrower’s required contribution to the Interest Reserve; and (iii) other reasonable and customary closing costs, including title insurance premiums, attorney’s fees, closing fees and recording fees, paid in connection with such closing.

2.10Release of Membership Pledge. Upon satisfaction of Borrower’s obligations under Section 6.26 hereof and provided no Event of Default then exists and is continuing hereunder, Bank shall release the Membership Interest Pledge.

ARTICLE 3

EXTENSION OF INITIAL TERM

3.1Extension. The Initial Term of the Construction Loan Note may be extended by the Extension Terms to the First Extended Maturity Date and/or Second Extended Maturity Date, as applicable, upon satisfaction of the following conditions:

(a)Bank has received from Borrower written notice of the requested extension of the Initial Term or First Extension Term, as applicable, at least sixty (60) days before the Initial Maturity Date or First Extended Maturity Date, as applicable;

(b)No Default or Event of Default exists on the date of Borrower’s notice to Bank or on the applicable Extension Date;

(c)	The Construction Loan is “in balance” in accordance with Section 6.12 hereof;

(d)	The undisbursed District Bond Financing proceeds available to the District for payment of the public infrastructure improvements to be constructed by Borrower for the District, in each case in accordance with the Construction Project Delivery Agreement, are sufficient to pay the entire cost of such public infrastructure construction such that the District Bond Financing is and remains “in balance” in accordance with Section 6.24 hereof;

(e)There exist no Project Cost overruns that exceed the latest Bank-approved Construction Budget after taking into account allowed construction contingencies and actual or potential (as reasonably determined by the Inspector) cost savings from other line item accounts;

(f)The Project has been Substantially Completed, subject to Force Majeure Events and Change Orders affecting the Construction Schedule, and (i) with respect to the First Extension Term, that the outstanding principal balance of the Construction Loan (assuming the prior full disbursement thereof in accordance with the terms of this Agreement and the other Loan Documents), has either been reduced by the proceeds of such Property sales or from Borrower’s other resources to a level at or below the lower of the sum of Ten Million Five Hundred Thousand and No/100 Dollars ($10,500,000.00), and

(ii)with respect to the Second Extension Term, the outstanding principal balance of the Construction Loan (assuming the prior full disbursement thereof in accordance with the terms of this Agreement and the other Loan Documents), has either been reduced by the proceeds of such Property sales or from Borrower’s other resources to a level at or below the sum of Five Million Two Hundred Fifty Thousand and No/100 Dollars ($5,250,000.00).

(g)The balance in the Interest Reserve is sufficient to fund on going interest payments on the Construction Loan for the duration of the requested Extension Term or Borrower has deposited with Bank any shortfall identified by Bank for Borrower’s other reserves;

(h)Borrower causes to be delivered to Bank, at Borrower’s expense, one or more 122 endorsements to effecting reissuance of the Title Policies bringing current the effective date of such coverage and stating that the coverage afforded by the Title Policies is not affected because of such extensions and insuring the continuing priority of the Deeds of Trust, as modified by such extension, subject only to the Permitted Encumbrances;

(i)If required by Bank, Bank shall have received, at Borrower’s expense, a current update of the Appraisal satisfactory to Bank, showing that the aggregate principal balance of the Construction Loan outstanding on the applicable Extension Date will not exceed fifty percent (50%) of the Appraisal Value;

(j)At Bank’s request, Borrower shall have delivered an updated Estoppel executed by Borrower and the District, in form and content acceptable to Bank in its discretion.

(k)Borrower pays to Bank for each Extension Term a loan extension fee of one-half of one percent (0.50%) of the original principal amount of the Construction Loan; and

(l)Borrower executes and delivers to Bank such documentation and/or takes such other actions as Bank may reasonably require in connection with such extensions, all of which must be in form and substance acceptable to Bank.

In no event shall Borrower be entitled to any extension of the maturity of the Revolving Line of Credit Note.

ARTICLE 4

CLOSING, DISBURSEMENTS AND PAYMENTS

4.1Conditions Precedent to Closing. Bank shall have no obligation to enter into this Agreement unless all of the following conditions precedent are satisfied, as applicable, all of which, unless otherwise provided below, shall have been satisfied prior to the Closing; with the understanding, however, that Bank may, in its reasonable discretion, enter into this Agreement prior to the satisfaction of any or all such conditions, and any such action shall not constitute a waiver of Bank’s right to require satisfaction of any or all of the following conditions precedent before the Closing and before any disbursement of the proceeds of a Loan is made (all documents, agreements and evidence to be delivered to Bank pursuant to the terms of this Agreement shall be satisfactory in form and substance to Bank and its counsel in their reasonable discretion):

(a)Borrower shall have executed and delivered or caused to be executed and delivered this Agreement and all other Loan Documents (other than the Assignment of Design Build Contract, which shall be executed by Borrower and delivered to Bank following the initial disbursement of Construction Loan proceeds made by Bank concurrently with the mutual execution and closing of this Agreement in accordance with its terms and prior to any further disbursement of Loan proceeds (whether from the Construction Loan or Revolving Line of Credit);

(b)The representations and warranties of Borrower in the Loan Documents shall be correct on and as of the date of this Agreement and as of Closing;

(c)	Bank shall have received and approved the following:

(i)	A current Appraisal;

(ii)	The Construction Schedule for the Improvements;

(iii)	The Construction Budget;

(iv)The Contracts (other than the Design Build Contract, a fully executed of which in form and content acceptable to Bank shall be delivered to Bank following the initial disbursement of Construction Loan proceeds made by Bank concurrently with the mutual execution and closing of this Agreement in accordance with its terms prior to any further disbursement of Loan proceeds (whether from the Construction Loan or Revolving Line of Credit);

(v)	Intentionally Deleted;

(vi)	Intentionally Deleted;

(vii)	The Director Parcel PSAs;

(viii)	The Master Development Agreement;

(ix)	The Estoppel;

(x)	The Consents;

(xi)	The Reimbursement Agreement;

(xii)	The Infrastructure Acquisition Agreement;

(xiii)	The Construction Project Delivery Agreement;

(xiv)Current financial statements, tax returns and other financial information as Bank may reasonably require for Borrower and Guarantor, all in form and substance satisfactory to Bank in its sole discretion;

(xv)Environmental audits prepared by an environmental engineering company approved by Bank and in substance satisfactory to Bank regarding the Property;

(xvi)	Intentionally Deleted;

(xvii)	The following corporate documents;

(A)As it relates to Borrower: (A) a certificate from a duly authorized officer of Borrower certifying as to and attaching the following: (i) certified copies of resolutions of its members authorizing Borrower to execute, deliver, and perform the Loan Documents and to grant to Bank the Liens and Encumbrances on the Property in the Loan Documents and certifying the names and signatures of the officer(s) of Borrower authorized to execute the Loan Documents, (ii) certified copies of the Articles of Organization and Operating Agreement of Borrower and all amendments thereto, and (iii) a certificate of good standing of Borrower from the State of Colorado.

(B)As it relates to Guarantor, a certificate from a duly authorized officer of Guarantor certifying as to and attaching the following: (i) certified copies of resolutions of its members authorizing Guarantor to execute, deliver, and perform the Loan Documents to which Guarantor is a signatory and certifying the names and signatures of the officer(s) of members authorized to execute the Loan Documents to which Guarantor is a signatory, (ii) certified copies of the Articles of Organization and Operating Agreement of Guarantor and all amendments thereto, (iii) a certificate of good standing of Guarantor from the State of Nevada.

(xviii)Legal opinions of independent counsel in form and substance satisfactory to Bank for

(A)Borrower, (1) that Borrower is duly-formed and in good standing in the jurisdiction of Borrower’s formation and in the State, (2) that the transactions described in the opinion and the execution and delivery of the documentation evidencing such transactions and the performance of obligations thereunder have been duly authorized by all necessary parties, (3) concerning such other legal matters as Bank may require regarding the specific transaction and the absence of conflicts with the governing documents of Borrower or any other agreement, instrument or governmental order or rule to which Borrower is subject and the absence of any material litigation against Borrower which would materially or adversely affect Borrower’s ability to perform its legal obligations under the transaction documents, (4) that the transaction documents are legal, valid, binding, and enforceable in accordance with their terms, subject to customary exceptions, and (5) such other opinions specific to Borrower or the transaction as Bank may reasonably require;

(B)Guarantor, (1) that Guarantor is duly-formed and in good standing in State, (2) that the transactions described in the opinion and the execution and delivery of the documentation evidencing such transactions and the performance of obligations thereunder have been duly authorized by Guarantor, (3) that the transaction documents are legal, valid, binding, and enforceable in accordance with their terms, subject to customary exceptions, (4) concerning such other legal matters as Bank may require regarding the specific transaction and the absence of conflicts with the governing documents of Guarantor or any other agreement, instrument or governmental order or rule to which Guarantor is subject and the absence of any material litigation against Guarantor which would materially or adversely affect Guarantor’s ability to perform its legal obligations under the transaction documents, and (5) such other opinions specific to Guarantor or the transactions as Bank may reasonably require; and

(C)Any other organizational documents that Bank may reasonably require.

(xix)If required by Bank, an updated Estoppel executed by Borrower and the District, in form and content acceptable to Bank in its discretion.

(xx)Evidence that Borrower has complied with all covenants, conditions, restrictions and reservations affecting the Property; and

(xxi)Such other information and evidences as may be reasonably requested or required by Bank.

(d)Bank shall have received evidence that all taxes, fees and other charges in connection with the execution, delivery and recording of the Loan Documents shall have been paid, and all delinquent taxes, assessments or other governmental charges or liens affecting the Property, if any, shall have been paid including without limitation real property taxes for the year 2021.

(e)Borrower shall have delivered to Bank irrevocable and unconditional commitments to issue the Title Policies.

(f)All costs, expenses, and fees to be paid by Borrower under the Loan Documents on or before the effectiveness of this Agreement have been paid in full, including without limitation, both Lender’s and Borrower’s attorneys’ and other consultants’ fees incurred in connection with the Loans and the Project incurred prior to the date of Closing, which, notwithstanding anything to the contrary contained in this Agreement shall be funded by the Bank as a draw pursuant to the Construction Loan Note.

(g)Bank shall have received certificates of insurance evidencing that all insurance required under this Agreement is in full force and effect.

(h)Borrower shall have furnished to Bank, at Borrower’s expense, a current ALTA/NSP improvement survey plat (“Survey”) of the Property acceptable to Bank and the Title Company issuing the Title Policies, which Survey (A) shall show the legal description of the Property as it will be insured by the Title Company, the courses and distances of lot lines, all appurtenant and servient easements, setbacks, building lines and width of abutting streets, distance to nearest intersecting streets affording ingress and egress to and from each portion of the Property, and the location and dimensions of all encroachments, improvements, above or below ground easements and utilities, and designated parking spaces, (B) shall certify whether or not any portion of the Property is located within a Federal Emergency Management Agency identified flood-prone area of a community and if located thereon, state the map number and whether or not the Property appear in a “Flood Hazard Area,” and (C) shall be certified as accurate by a licensed surveyor in the State and contain a certificate imprinted thereon in the form approved by the American Land Title Association and Bank stating that the Survey is made for the benefit of Bank and the Title Company.

(i)Borrower has performed such other actions as Bank may reasonably require.

(j)	Borrower has established with Bank all required Deposit Accounts.

(k)The Improvements have not been materially damaged by any casualty, unless Bank shall have received insurance proceeds in an amount deemed by Bank to be sufficient for complete repair of the damage and, when added to the undisbursed balance of the Construction Loan and any Reserves, are sufficient to complete the Improvements substantially in accordance with the Plans and Specifications.

(l)The disbursements of the Construction Loan shall be used solely to pay the costs and expenses to be funded from the Construction Loan as set forth in the Construction Budget and the aggregate disbursements from the Construction Loan for each category of costs or expenses, including without limitation soft costs and any contingency reserve, shall not, except as otherwise provided for in this Loan Agreement, exceed the total amount for that category set forth in the Construction Budget.

(m)The disbursements of the Revolving Line of Credit shall be used solely to provide gap financing to the District for the time period commencing at the time the work related to public improvements constructed by the District has been performed and payment by the District is due to the vendor and ending at the time that the District is required to reimburse Borrower for the advances made by Borrower pursuant to such gap financing as described in the Funding and Reimbursement Agreement. Once the District’s reimbursement of such Borrower advances is received by Borrower, Borrower shall apply such payments to the repayment of the Lender’s advance pursuant to the Revolving Line of Credit.

(n)The District Bond Financing shall remain “in balance” in accordance with Section 6.24.

(o)	No Material Adverse Occurrence has occurred.

(p)	No Event of Default has occurred and is continuing.

4.2Conditions Precedent to Initial Disbursements of Construction Loan Proceeds. Bank shall have no obligation to make the initial disbursements of the proceeds of the Construction Loan unless all of the following conditions precedent are satisfied, as applicable, at the time of the initial disbursement; with the understanding, however, that Bank may, in its discretion, make an initial disbursement of the Construction Loan prior to the satisfaction of any or all such conditions, and any such action shall not constitute a waiver of Bank’s right to require satisfaction of any or all of the following conditions precedent before any subsequent disbursement of the Construction Loan is made (all documents, agreements and evidence to be delivered to Bank pursuant to the terms of this Agreement shall be satisfactory in form and substance to Bank and its counsel in their sole discretion):

(a)General Conditions Precedent to Initial Disbursement of Proceeds of the Construction Loan. In the case of and prior to the initial disbursement of the Construction Loan, and in addition to the satisfaction of all of the conditions set forth in Section 4.3, Bank must have received and approved the following:

(i)	An updated Construction Schedule for the Improvements.

(ii)Bank’s plan cost review with respect to the Improvements to be constructed by Borrower pursuant to the Construction Contract and Design Build Contract.

(iii)	The Plans and Specifications.

(iv)	Intentionally Deleted.

(v)	The current Appraisal.

(vi)All other contracts with all architects, engineers, contractors or consultants as Bank may require relating to the Improvements, and (II) an assignment of any other contracts directly entered into by Borrower with a contractor, architect, engineer or other consultant with a contract value greater than $250,000.00 in connection with the design, engineering or construction of the

Improvements, together with a consent to assignment by the applicable contractor, architect, engineer or consultant.

(vii)Satisfactory evidence that Borrower has complied with all covenants, conditions, restrictions and reservations affecting the Improvements, including the Covenants, that the Property is duly and validly zoned for the intended use, and that the Property meets all applicable requirements of the zoning regulations and any local ordinances adopted pursuant thereto. Bank shall further require proof that all permits, consents and approvals required pursuant to this Section have been obtained, and any condition to such approvals must be acceptable to Bank, in its good faith judgment, based on the good faith evaluation of the same by the Inspector.

(viii)If required by Bank, copies of all engineer reports, engineering contracts, Property planning maps, soils tests, drainage studies, traffic studies, erosion control plans, landscaping plans, and other documents prepared and existing for the development of the Property and/or construction of the Improvements, available to Borrower, including, without limitation, a soils report, including drainage, boring and compacting data, together with such hydrology and other engineering reports as Bank may reasonably require, all of which shall be acceptable to Bank, shall be by engineers reasonably acceptable to Bank and shall indicate that the condition of the Property is suitable for the construction of the Improvements without extraordinary land preparation. The soils report shall indicate approval of any required rail or other infrastructure improvements. Any recommendations in the approved soils, hydrology and other engineering reports must be complied with and incorporated into the Plans and Specifications.

(ix)Evidence of availability of wet Utility Services to the Property’s boundaries which will service the Property.

(x)(A) Evidence that Borrower has obtained all governmental permits and consents required for the construction of the Improvements, (B) evidence that the Improvements have been approved by all architectural control committees and all other entities having the right to review and approve the Improvements and (C) a zoning letter, in form and content acceptable to Bank, from the proper Governmental Entity indicating that the proposed use of the Property with the Improvements will comply with all applicable land use and zoning laws.

(xi)Copies of all approvals required under the Declarations for the construction of the Improvements.

(xii)A list of names of all suppliers, subcontractors and suppliers of subcontractors, who are to provide material or services for the Improvements in excess of $250,000 for any contract with any of the foregoing, and a description of their services.

(xiii)If required by Bank, updated versions of the documents described in Section 4.1(c)(xvii).

(xiv)Evidence satisfactory to Bank that Borrower has contributed Borrower’s Equity to the Project (as evidenced by the Appraisal or copies of paid invoices, in form and substance satisfactory to Bank in its sole discretion, except that copies of cancelled checks are not acceptable).

For the avoidance of doubt, Borrower’s delivery of the fully executed Design Build Contract and execution and delivery of the Assignment of Design Build Contract therefor shall not be a condition precedent to funding of the initial advance of Construction Loan proceeds at Closing but shall be a condition precedent to any further advance of Loan proceeds thereafter (whether from the Construction Loan or Revolving Line of Credit) anything to the contrary contained herein notwithstanding.

4.3Conditions Precedent to Every Disbursement of Construction Loan and Revolving Line of Credit Proceeds. Bank shall have no obligation to make disbursements of the proceeds of the Loans or any portion thereof (including, the for avoidance of doubt, any initial or final disbursement) unless all of the following conditions precedent are satisfied, as applicable, at the time of the initial disbursement and at the time of each subsequent disbursement; with the understanding, however, that Bank may, in its discretion, make disbursements of the Loans prior to the satisfaction of any or all such conditions, and any such action shall not constitute a waiver of Bank’s right to require satisfaction of any or all of the following conditions precedent before any subsequent disbursement of the Loans is made (all documents, agreements and evidence to be delivered to Bank pursuant to the terms of this Agreement shall be satisfactory in form and substance to Bank and its counsel in their sole discretion):

(a)Borrower must have satisfied all of the conditions to closing set forth in Section 4.1 with respect to the closing of the Loans, and all such conditions must be satisfied with respect to each prior disbursement of the proceeds of the Loans.

(b)Borrower must have satisfied all of the conditions set forth in Section 4.1with respect to the requested disbursement of the proceeds of the subject Loan.

(c)Borrower must have satisfied all of the applicable conditions set forth in Section 4.2 with respect to the initial advance of proceeds of the subject Loan.

(d)The Construction Loan shall be “in balance”, as defined and described in Section 6.12 hereof.

(e)The District Bond Financing shall be “in balance” as defined and described in accordance with Section 6.24 hereof.

(f)Borrower shall have complied with all of its covenants and agreements contained in this Agreement and the Loan Documents and all representations and warranties of Borrower contained in any of those documents are materially true and correct as of the date of disbursement as if first made on that date; and no Default or Event of Default exists and is continuing.

(g)The disbursements of the Construction Loan shall be used solely to pay the costs and expenses to be funded from the Construction Loan as set forth in the Construction Budget and the aggregate disbursements from the Construction Loan for each category of costs or expenses, including without limitation soft costs and any contingency reserve, shall not, without Bank’s consent, except as otherwise allowed pursuant to Section 4.6(c) hereof, exceed the total amount for that category set forth in the Construction Budget.

(h)No undisbursed portion of the Construction Loan shall be disbursed to Borrower following the Initial Maturity Date for construction of the Improvements if the term of the Construction Loan is extended in accordance with Article 3 hereof, unless the Initial Maturity Date is delayed as a result of Force Majeure Events and Change Orders affecting the Construction Schedule.

(i)The disbursements of the Revolving Line of Credit shall be used solely to provide gap financing to the District for the time period commencing at the time the work related to public improvements constructed by the District has been performed and payment by the District is due to the vendor and ending at the time that the District is required to reimburse Borrower for the advances made by Borrower pursuant to such gap financing as described in the Funding and Reimbursement Agreement. Once the District’s reimbursement of such Borrower advances is received by Borrower, Borrower shall apply such payments to the repayment of the Lender’s advance pursuant to the Revolving Line of Credit.

(j)With regard to each disbursement of the Construction Loan, Bank must have received and approved the following:

(i)An updated list of Approvals and Permits necessary for the construction of the Improvements, the conduct of the business of Borrower and the use and occupancy of and operation on the Property by Borrower, together with copies of the same which are required to have been obtained as of the date of the requested disbursement.

(ii)An updated list of names of all suppliers, subcontractors and suppliers of subcontractors, who have provided or are to provide material or services for the Improvements and a description of their services which are in excess of $250,000 for any contract with any of the foregoing, and a description of their services.

(iii)Certificates of insurance evidencing that the builder’s risk insurance required under this Agreement is in full force and effect.

(iv)Releases and waivers of mechanics’ and materialmen’s liens in form satisfactory to Bank, executed by each Person who performed work or provided materials prior to the date of this Agreement, releasing any right to a lien through the date of requested disbursement;

(v)	Invoices for all work covered by the current disbursement request.

(vi)	The certifications and waivers described in Section 4.5.

(vii)A certification from the Inspector verifying the draw request as described in Section 4.5.

(viii)Such other documentation as may be required by the Title Company to issue a 122 date down endorsement to and continuation of the Title Policy covering the amount of the requested disbursement, and all disbursements made to date, reflecting that there have been no construction, mechanics’ or materialmen’s liens filed, or any other Liens or Encumbrances other than Permitted Encumbrances, since the date of the issuance of the Title Policy, and updating the effective date of the Title Policy to the relevant disbursement date, which endorsement must be provided at Borrower’s expense. Upon demand of Bank, Borrower must immediately cause any Liens and Encumbrances or other matters that are not Permitted Encumbrances to be satisfied.

(ix)Such other information and evidences as may be reasonably requested or required by Bank.

4.4Conditions Precedent Final Disbursement of the Construction Loan. Bank shall have no obligation to make the final disbursement of the proceeds of the Construction Loan unless all of the following conditions precedent are satisfied, as applicable, at the time of the final disbursement; with the understanding, however, that Bank may, in its reasonable discretion, make a final disbursement of the Construction Loan prior to the satisfaction of any or all such conditions, and any such action shall not constitute a waiver of Bank’s right to require satisfaction of any or all of the following conditions precedent before any subsequent disbursement is made (all documents, agreements and evidence to be delivered to Bank pursuant to the terms of this Agreement shall be satisfactory in form and substance to Bank and its counsel in their sole discretion):

(a)General Conditions Precedent to Final Disbursement of Proceeds of the Construction Loan. In the case of and prior to the final disbursement of the Construction Loan, and in addition to the satisfaction of all of the conditions set forth in Section 4.3:

(i)All of the applicable conditions for prior disbursements of the Construction Loan must be satisfied with respect to such prior disbursements.

(ii)The period that laborers, subcontractors and materialmen have for filing mechanic’s and materialmen’s liens against the Property in connection with the construction of the Improvements has expired or Bank has have received final conditional lien waivers acceptable to Bank from the Contractor and all Subcontractors in connection with the applicable Improvements followed no later than ten (10) days thereafter by final unconditional lien waivers from the Contractor and all Subcontractors providing labor or materials to the applicable Improvements;

(iii)With respect to the final release of Retainage under the Construction Contract in connection with the Improvements, (A) Bank shall have received appropriate approvals from (1) all Governmental Entities regarding completion of the Improvements, which approvals shall be evidenced by an irrevocable certificate of occupancy or completion as applicable, for such Improvements to the extent such certificate is a condition to the lawful use and occupancy; (2) the state or local fire authority or its equivalent; and (3) all other Governmental Entities having jurisdiction over the contemplated uses, operation and occupancy of the Project; and (B) Borrower shall have satisfied all of the other conditions to final disbursement of the Construction Loan set forth in this Section 4.4(a);

(iv)Borrower shall have submitted to Bank copies of all licenses, permits and agreements necessary for the use, operation and occupancy of such Improvements not previously delivered to Bank;

(v)Borrower shall have provided to Bank, an ALTA/NSP as built survey or other satisfactory evidence showing that (1) the Improvements have been built substantially in accordance with the Plans and Specifications and do not encroach on any easement or public or private right of way; (2) the Improvements have been constructed within the boundaries of the Property; and (3) the Improvements have been constructed within the setback lines as required by applicable zoning ordinances and do not encroach upon any other lot or other property;

(vi)Borrower shall have provided to Bank “as built” Plans and Specifications of the Improvements showing the final specifications of the Improvements;

(vii)Borrower shall have provided to Bank a warranty book, together with all guaranties and maintenance agreements, etc., relating to the Improvements;

(viii)Borrower shall have provided to Bank executed AIA Form G706 (Contractor’s Affidavit of Payments of Debts), AIA Form G706A (Contractor’s Affidavit of Release of Liens), and AIA Form G707 (Consent of Surety of final Payment) pertaining to all bonded projects;

(ix)Borrower shall have provided to Bank executed AIA Form G704 or other document satisfactory to Bank by the Contractor and Borrower;

(x)Borrower shall have provided to Bank a notice of completion on Bank’s approved form executed by Borrower and duly recorded in the real property records of the county in which the Property is located;

(xi)Borrower shall have provided to Bank satisfactory evidence of continuing insurance coverage in accordance with Section 6.5;

(xii)Borrower shall submit a certified copy of the final Project report as prepared by the Engineer for the Improvements; and

(xiii)Bank shall have received such other documentation, including, but not limited to, endorsements to the Title Policies, as Bank may reasonably require.

Within five (5) Business Days after the payment of any Retainage, Borrower shall deliver to Bank an unconditional lien waiver and release from the Contractor for all amounts due for work, labor and materials in connection with the Improvements. Within thirty (30) Business Days after payment of final Retainage with respect to the Improvements, Borrower shall deliver to Bank unconditional lien waivers and releases from each Subcontractor for the full amounts due for work, labor and materials in connection with the Improvements. As an additional consideration to releasing any final Retainage, Bank may withhold one hundred fifty percent (150%) of the estimated amount of any punchlist work associated with incomplete or incorrect work remaining to be completed by Contractor or any Subcontractor at any tier.

4.5Construction Funds Advances/Draw Procedure and Documents for Construction Loan. At the Closing, Bank shall fund any or all charges reflected on the settlement statement reasonably approved by Bank and Borrower. Thereafter, on or about the 8th day of each month, Borrower shall deliver to Bank such of the following as Bank may request or require (with respect to the previous month).

(a)a draw request on a form prescribed by Bank, together with AIA Forms G702 and G703 (and such other written forms as may from time to time be approved or required by Bank) and a certification from Borrower that (i) the Construction Loan is “in balance” as required in Section 6.12 and the District Bond Financing is “in balance” as required in Section 6.24, (ii) all proceeds of the Construction Loan theretofore advanced have been spent in accordance with the draw request applicable thereto, and (iii) the Improvements have been and are being constructed substantially in accordance with the Plans and Specifications;

(b)the certification by Borrower, the Engineers, the Contractor, and the Inspector, that: (i) all work performed is in substantial accordance with the Plans and Specifications; (ii) all governmental licenses and permits required for the Improvements as then completed have been obtained and will be exhibited to Bank upon request; (iii) the Improvements as then completed do not violate, and, if further completed in accordance with the Plans and Specifications, will not violate, any law, ordinance, rule or regulation; and (iv) the remaining undisbursed proceeds of the Construction Loan held by Bank are sufficient to pay for the completion of the Improvements.

(c)a list, certified by Borrower identifying the Contractor and all Subcontractors who have provided services or materials for the Improvements and who are entitled to any of the proceeds of the next scheduled disbursement, together with copies of supporting invoices and copies of checks by Borrower payable to each Contractor and Subcontractor in the above mentioned certificate as Bank may reasonably request;

(d)(i) unconditional releases and waivers of mechanics’ and materialmen’s liens in form satisfactory to Bank, executed by the Contractor and all Subcontractors who were listed to be paid pursuant to Section 4.5(b)above in the disbursement which is one disbursement prior to the current disbursement (i.e., Bank shall receive lien waivers in April for amounts paid with the March draw), releasing any right to a lien through a date not more than 60 days prior to the next scheduled disbursement, and (ii) conditional lien waivers and releases from the Contractor and all Subcontractors who are listed to be paid pursuant to Section 4.5(b) above in the current disbursement;

(e)at Bank’s discretion, copies of checks signed by Borrower payable to the Contractor and each Subcontractor identified in Section 4.5(b);

(f)certifications from the Inspector, in such form as Bank may reasonably request, that the Improvements have been and are being constructed substantially in accordance with the Plans and Specifications, and that all materials for which payment is requested have been delivered to and remain on the Property;

(g)certifications from the Contractor, in the form attached hereto as Exhibit C, that there are no outstanding Change Orders in connection with the construction of the subject Phase and no other amounts in dispute; and

(h)such other documents, instruments and agreements as Bank may reasonably request.

4.6	Amount of Disbursements of Construction Funds/Limitations.

(a)	Subject to the satisfaction of the conditions precedent set forth in Sections

4.1 through 4.5, after receipt of the documents delivered pursuant to Section 4.2 through Section 4.6 (as applicable) and subject to the limitations set forth in this Section 4.6, Bank shall make monthly disbursements of the Construction Loan as directed by Borrower in the manner set forth in Section 4.6(d) in amounts equal to (i) The total purchase price of uninstalled materials delivered to and stored on the Property in a manner reasonably acceptable to Bank for later installation in the Improvements, or any materials stored offsite, subject to the terms of 4.6(a)(ii) below; plus (ii) deposits required by material and equipment suppliers for materials and equipment to be incorporated into the Improvements, provided the deposit requests are unavoidable and commercially reasonable, plus (iii) the cost of all materials installed in and work completed on the Improvements approved by Bank and set forth in the Construction Budget; plus (iv) the total of all other costs and expenses previously incurred for items listed in the Construction Budget to be funded from the construction funds; less (v) any Reserve (excluding the Interest Reserve); less (vi) Retainage as provided for in the agreement between Borrower and the Contractor (at 5% per State of Colorado statute), less (vii) Retainage of 5% on all other Subcontractor contracts other than those with design professionals or other professional services entities not subject to retainage; and less (viii) the sum of all previous disbursements.

Notwithstanding anything to the contrary contained in the foregoing, Lender shall fund through the Construction Loan, all monthly overhead needs of Borrower during the Project, as reflected in the Construction Budget as “RLC Project Overhead”.

(b)Bank shall have the right to approve or disapprove specifically, in its sole discretion, all disbursements for Stored Materials. Without limiting Bank’s approval rights as set forth in the preceding sentence, Bank will not approve disbursements for Stored Materials until Borrower complies with the conditions set forth in Section 4.6(b)(i) below.

(i)As a condition precedent to the disbursement for Stored Materials, Borrower shall supply to Bank: (A) evidence satisfactory to Bank that the Stored Materials are included in the coverage of the insurance policies required by Section 6.5 of this Agreement; (B) evidence satisfactory to Bank from the seller or fabricator of the Stored Materials that, upon payment, ownership thereof will vest in Borrower free of any liens or claims of third parties; (C) (1) evidence satisfactory to Bank that the Stored Materials are satisfactorily stored on the Property to protect against theft or damage, or (2) if the Stored Materials are not stored on the Property, (x) evidence satisfactory to Bank that the Stored Materials are stored in a bonded or insured warehouse or storage yard approved by Bank, and the warehouse or yard has been notified that Bank has a security interest in the subject Stored Materials, and (y) Bank shall have received from Borrower the original warehouse receipt.

(c)Borrower may use the Construction Loan funds only to pay costs and expenses set forth in the Construction Budget.

(d)Disbursements for use of the contingency may be made for hard and soft costs, established in the Construction Budget, provided the contingency is only paid to Contractor for actual documented hard and soft costs incurred by Contractor. Further, (i) the aggregate disbursements from the Construction Loan for soft costs, which may exceed ten percent (10%) of the total requested disbursement, shall be allocated across cost categories on an appropriate basis necessary to account for front-end loaded general conditions and (ii) other costs and shall be deemed approved by Bank, provided such allocation does not (w) cause the contingency to be prematurely exhausted; (x) result in the Construction Loan not remaining “in balance” (as defined in Section 6.12 below); (y) result in any deviation from the Plans and Specifications previously approved by Bank for the Improvements constructed by the Contractor; and/or (z) otherwise cause or result in any Default or Event of Default; provided further, however, that no reallocation across cost categories within the Construction Budget undertaken pursuant to Section 6.12 below shall, in any event, cause a cost category set forth in the Construction Budget to vary by more than twenty-five percent (25%) without, in each case, the Bank’s prior written consent, which consent may be withheld in the Bank’s sole but good faith discretion. All payments made by Borrower shall be made by checks to the payee. Any disbursements from the contingency line item in the Construction Budget reserve are subject to Bank’s consent, which consent may be granted or denied in Bank’s reasonable and good faith discretion. Bank (at its sole option) may make advances of the Construction Loan directly to the Contractor, any Subcontractor or any other third party to pay such costs.

(e)Borrower may not use the Construction Loan for items not detailed on the Construction Budget. In the event that Borrower or the Inspector discovers structural defects in the renovation or construction of the Improvements after the Closing requiring construction work not contemplated by the Construction Budget, Borrower shall immediately notify Bank in detail in writing of the same with an estimate of the cost to complete such work. Any cost overruns associated with such work may not be paid from construction funds unless Bank otherwise consents in writing, which consent may be withheld in Bank’s reasonable and good faith discretion.

4.7Additional Conditions to Disbursement of Revolving Line of Credit. Bank shall have no obligation to make disbursements of the proceeds of the Revolving Line of Credit (including, the for avoidance of doubt, any initial or final disbursement thereof) unless all of the following conditions precedent are satisfied, as applicable, at the time of the initial disbursement and at the time of each subsequent disbursement; with the understanding, however, that Bank may, in its discretion, make disbursements of the Revolving Line of Credit prior to the satisfaction of any or all such conditions, and any such action shall not constitute a waiver of Bank’s right to require satisfaction of any or all of the following conditions precedent before any subsequent disbursement is made (all documents, agreements and evidence to be delivered to Bank pursuant to the terms of this Agreement shall be satisfactory in form and substance to Bank and its counsel in their sole discretion):

(a)Borrower shall have satisfied all conditions precedent set forth in Sections 4.1 and 4.3 hereof.

(b)Borrower shall notify the Bank of its intention to borrow under the Revolving Line of Credit, in each case specifying the date and amount of such requested advance thereof. All notices under this Section by Borrower shall be irrevocable and Borrower agrees that Bank may rely and act upon a request for an advance of the Revolving Line of Line of Credit from any individual whom the Bank believes to be the representative of Borrower.

(c)Borrower shall have executed and sent to Bank a request for advance of the Revolving Line of Credit, setting forth in writing the amount of the requested disbursement of such Revolving Line of Credit and other information, if any, required, pursuant to Section 4.7(b) above, provided, however, that the foregoing conditions precedent shall not prevent Bank, if it so elects in its sole and absolute discretion, from making a disbursement of the Revolving Line of Credit to Borrower pursuant to Borrower’s written request therefor.

4.8Manner of Disbursement. Within four (4) Business Days after Bank’s receipt and approval (which shall be granted, partially granted (with specific reasons for the portion of the request disapproved, or disapproved within twenty one (21) days after submission by the Borrower) of all the documents required to be delivered pursuant to the provisions of this ARTICLE 4, Bank shall make disbursement of the proceeds of the Loans as directed by Borrower in the amount of the disbursement, determined in the manner set forth in Section 4.6 or Section 4.7 as applicable; provided, however, that Bank may always elect in its sole discretion to disburse proceeds of the Loans directly to Borrower. In no event, however, shall Bank be required to make more than one disbursement each of the proceeds of the Loans per month. If at any time there shall exist an Event of Default, Bank may, in its sole discretion, make no further disbursements or disburse directly to any person or persons entitled to any of the proceeds of such disbursement.

4.9Other Payments. At its discretion, Bank may pay from the undisbursed proceeds of the Loans any of the following:

(a)	any professional fees required to be paid under Section 2.2;

(b)any amounts necessary to clear title to the Property and Improvements or to pay liens and encumbrances upon the Property and Improvements provided the same are prior to the liens of the Deeds of Trust;

(c)any other amounts Bank may reasonably determine are due and payable in connection with the terms and provisions hereof or of the Notes or the Loan Documents, or to preserve any Collateral;

(d)	interest or principal due on the Loans, if not otherwise paid by Borrower;

and

(e)	amounts necessary to fund Reserves.

Any such payments shall for all purposes be deemed to be disbursements of the principal of the Loans.

ARTICLE 5

REPRESENTATIONS AND WARRANTIES

In order to induce Bank to make the Loan, Borrower represents, warrants and covenants as follows, which representations, warranties and covenants shall be true and correct as of the execution hereof and as of Closing and shall survive the execution and delivery of the Loan Documents:

5.1Organization and Authority. Borrower is a Colorado limited liability company duly incorporated and validly in existence and in good standing under the laws of the State and authorized to do business and to own real property in the State. Borrower has full power and authority to enter into this Agreement, to borrow money as contemplated herein and to execute and carry out the provisions of the Loan Documents. The execution, delivery and performance of the Loan Documents have been duly authorized by all necessary action of Borrower, and no other action of Borrower is required for the execution, delivery and performance of the Loan Documents. The Loan Documents which have been executed and delivered pursuant to this Agreement constitute, or, if not yet executed or delivered, will when so executed and delivered, constitute valid and binding obligations of Borrower, each enforceable in accordance with its respective terms.

5.2Industry Track Agreement. The Industry Track Agreement has not been modified or amended and the same remains in full force and effect on the date hereof in accordance with its terms.

5.3	Intentionally deleted.

5.4Financial Statements. Any loan applications, financial statements, supporting schedules, and financial reports now or hereafter delivered to Bank in connection with the Loan

Documents by or on behalf of Borrower including any officer of Borrower are or will be true and correct in all material respects as of the dates thereof, have been or will be prepared in accordance with GAAP, consistently applied and fairly represent the respective financial conditions of the subjects thereof as of the dates thereof and for the periods covered thereby, and no Material Adverse Occurrence has occurred in the financial conditions presented therein since the respective dates thereof.

5.5No Litigation. There are no actions, suits or proceedings pending, or to the knowledge of Borrower threatened against or affecting Borrower, or any of the property or assets of Borrower, in any court at law or in equity, or before or by any Governmental Entity which might materially adversely affect the ability of Borrower to perform its obligations hereunder or under any of the Loan Documents, or might adversely affect the priority of Bank’s liens and security interests with respect to Borrower’s property or assets. To Borrower’s knowledge, there are no actions, suits or proceedings pending or threatened against or affecting Guarantor, or any of the property or assets of Guarantor, in any court at law or in equity, or before any Governmental Entity which might materially adversely affect the ability of Guarantor to perform its obligations under any of the Loan Documents to which it is a party.

5.6Marketable Title. Borrower owns marketable title to the Property, free and clear of all Liens and Encumbrances, excepting only the Permitted Encumbrances, which Property secures repayment of the Loan. Unless otherwise previously disclosed to Bank in writing, Borrower has not entered into or granted any mortgages, agreements, or permitted the filing or attachment of any security interests, liens or encumbrances on or affecting the Property or other Collateral directly or indirectly securing repayment of the Loan, that would be prior or that might in any way be superior or junior to Bank’s security interests and rights in and to the Property and other Collateral.

5.7Covenants, Zoning and Codes. Borrower and Guarantor (to the extent applicable) have complied and will continue to comply with all applicable statutes and regulations to be complied with in connection with the use and occupancy of and operation on the Property. All permits, consents, approvals or authorizations by, or registrations, declarations, withholding of objections or filings with any Governmental Entity or private entity necessary in connection with the valid execution, delivery and performance of this Agreement, the Loan Documents, and any and all other documents executed in connection with any of the foregoing have been obtained and are valid, adequate and in full force and effect. The use, occupancy and construction on the operation of the Property by Borrower will in all respects conform to and comply with all Covenants.

5.8Utilities. As part of construction of the Project, Borrower will (i) cause all wet Utility Services necessary for the use and occupancy of and construction and operation on the Property for its intended use to be constructed and fully available to and operational on the Property or to be fully available to and operational on the Property as and when required; and (ii) use commercially reasonable efforts to cause the providers of all required Dry Utility Services to construct all dry utilities necessary for the use and occupancy of and construction and operation on the Property for its intended use and to be fully available to and operational on the Property or to be fully available to and operational on the Property as and when required.

5.9Access to the Property. As part of construction of the Project, Borrower will cause all roads, streets, traffic turn lanes, rail lines, and access ways necessary for the full utilization of the Property for its intended purposes and located outside the boundaries of the Property to be completed and dedicated to public use and accepted by the appropriate Governmental Entity or to be completed and dedicated to public use upon Substantial Completion of the Improvements.

5.10Use of Proceeds. The proceeds of the Loan will be used by Borrower solely for the purposes stated herein. The purpose of the Loan is a business purpose and not a personal, family or household purpose. The proceeds of the Loan shall not be used to make loans to, or investments in, or purchases of any corporation, partnership, joint venture, or third party. No part of the proceeds of the Loan hereunder will be used by Borrower for any purpose which violates, or which is inconsistent with, any regulations promulgated by the Board of Governors of the Federal Reserve System and, specifically, no part of proceeds of the Loan will be used for purchasing or acquiring any “margin stock” within the meaning of Regulations T, U or X of the Board of Governors of the Federal Reserve System.

5.11Solvency. Borrower and Guarantor have (a) not entered into the transaction evidenced by this Agreement or executed the Notes, this Agreement or any other Loan Documents with the actual intent to hinder, delay or defraud any present or future creditor of Borrower or Guarantor and (b) received reasonably equivalent value in exchange for their respective obligations under the Loan Documents. Borrower and Guarantor (i) are not and will not become “insolvent” as that term is defined in Section 101(32) of the United States Bankruptcy Code, Title 11 U.S.C. (the “Bankruptcy Code”), Section 2 of the Uniform Fraudulent Transfer Act (“UFTA”) or Section 2 of the Uniform Fraudulent Conveyance Act (“UFCA”), (ii) do not have “unreasonably small capital,” as that term is used in Section 548(a)(1)(B)(ii)(II) of the Bankruptcy Code or Section 5 of the UFCA, (iii) are neither engaged nor about to engage in a business or a transaction for which their remaining property is “unreasonably small” in relation to such business or transaction as that term is used in Section 4 of the UFTA, and (iv) are not unable to pay their respective debts as they mature or become due, within the meaning of Section 548(a)(1)(B)(ii)(II) of the Bankruptcy Code, Section 4 of the UFTA and Section 6 of the UFCA. (As used in this Section, all terms used or defined in the Bankruptcy Code, UFTA or UFCA shall be subject to the statutory definitions and interpretive case law applicable thereto.) No petition in bankruptcy has been filed against Borrower or Guarantor in the last seven (7) years, and neither Borrower nor Guarantor in the last seven (7) years have taken advantage of any Creditors Rights Laws. Neither Borrower nor Guarantor are contemplating either the filing of a petition by it under any Creditors Rights Laws or the liquidation of all or the majority of the present fair market value of its assets or property, and neither Borrower nor Guarantor has any knowledge nor has any reason to know of any Person contemplating the filing of any such petition against Borrower or Guarantor.

5.12No Conflicts. The execution, delivery, and performance by Borrower and Guarantor of the Loan Documents to which each is a party will not conflict with, or result in a violation of or a default under: (a) any applicable law, ordinance, regulation, or rule (federal, state, or local); (b) any judgment, order, or decree of any arbitrator, other private adjudicator, or Governmental Entity to which Borrower or Guarantor is a party or by which Borrower or Guarantor or any of the assets or property of Borrower or Guarantor is bound; (c) any of the Approvals and Permits; or (d) any agreement, document, or instrument to which Borrower or

Guarantor is a party or by which Borrower or Guarantor or any of the assets or property of Borrower or Guarantor is bound.

5.13Execution and Delivery and Binding Nature of Loan Documents. The Loan Documents have been duly executed and delivered by or on behalf of Borrower and Guarantor, as applicable. The Loan Documents to which Borrower and Guarantor are parties are legal, valid, and binding obligations of Borrower and Guarantor, as applicable, enforceable in accordance with their terms against Borrower and Guarantor, as applicable.

5.14Accurate Information. All information in any loan application, financial statement, certificate executed by Borrower or Guarantor, delivered by or on behalf of Borrower or Guarantor or their respective officers, if applicable, to Bank in obtaining the Loan is correct and complete in all material respects, and there are no omissions therefrom that result in any such information being materially incomplete, incorrect, or misleading as of the date thereof. There has been no Material Adverse Occurrence relative to Borrower or Guarantor since the date of such information.

5.15Approvals and Permits; Assets and Property. Borrower has obtained and there are in full force and effect, or will obtain and will be in full force and effect prior as and when required under applicable law, all Approvals and Permits necessary for the construction of the Improvements, the conduct of the business of Borrower and the use and occupancy of and operation on the Property by Borrower. Guarantor has obtained and there are in full force and effect all Approvals and Permits necessary for the conduct of the business of the Guarantor. Borrower and Guarantor own or lease all assets and property necessary for conduct of their respective businesses and operations. The Property of Borrower is not subject to any Liens and Encumbrances, other than the Permitted Encumbrances.

5.16Taxes. Borrower and Guarantor have filed or caused to be filed all tax returns (federal, state, and local) required to be filed by Borrower and Guarantor and have paid all taxes and other amounts shown thereon to be due (including, without limitation, any interest or penalties).

5.17Compliance with Law. To Borrower’s and Guarantor’s knowledge, neither Borrower, Guarantor nor the Property are in violation of any law, ordinance, regulation, or rule (federal, state, or local). Upon completion, the Property will comply in all material respects with applicable statutes and regulations to be complied with in connection with the use and occupancy of and operation on the Property, including, without limitation, the ADA.

5.18Representations and Warranties Upon Delivery of Financial Statements, Documents, and Other Information. Each delivery by Borrower or Guarantor to Bank of financial statements, other documents, or information after the date of this Agreement shall be a representation and warranty by Borrower that such financial statements, other documents, or information pertaining to Borrower and Guarantor is correct and complete in all material respects, that there are no omissions therefrom that result in such financial statements, other documents, or information being materially incomplete, incorrect, or misleading as of the date thereof, and that such financial statements accurately present the financial condition and results of operations of Borrower and Guarantor as of the dates thereof and for the periods covered thereby. Each delivery by Borrower or Guarantor to Bank of financial statements, other documents, or information after the date of this Agreement not pertaining to Borrower or Guarantor shall be a representation and warranty that, to Borrower’s knowledge, (i) such financial statements, other documents, or information is correct and complete in all material respects, (ii) that there are no omissions therefrom that result in such financial statements, other documents, or information being materially incomplete, incorrect, or misleading as of the date thereof, and (iii) that such financial statements accurately present the financial condition and results of operations of the applicable party as of the dates thereof and for the periods covered thereby.

5.19No Default. There exists Event of Default under the provisions of any instrument evidencing debt incurred or assumed by Borrower or Guarantor or any material agreement relating thereto or any other agreement or instrument to which Borrower or Guarantor is a party.

5.20No Burdensome Agreements. Except for the Loan Documents and the Project Contracts, Borrower is not a party to, nor is bound by, any agreement, instrument or undertaking, or subject to any other restriction (a) that materially adversely affects or might in the future so affect the property, financial condition or business operations of Borrower, or (b) under or pursuant to which Borrower is or will be required to place (or under which any other Person may place) a lien upon any of its property or assets securing debt either upon demand or upon the happening of a condition, with or without such demand.

5.21Subdivision Laws. Borrower has complied and will comply with all applicable subdivision laws and similar statutes and requirements.

5.22ERISA. As of the date hereof and throughout the term of the Loan, (a) Borrower is not and will not be an “employee benefit plan” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), which is subject to Title I of ERISA, (b) the assets of Borrower do not and will not constitute “plan assets” of one or more such plans for purposes of Title I of ERISA, (c) Borrower is not and will not be a “governmental plan” within the meaning of Section 3(3) of ERISA, and (d) transactions by or with Borrower are not and will not be subject to state statutes applicable to Borrower regulating investments of and fiduciary obligations with respect to governmental plans.

5.23Americans with Disabilities Act. The Property shall conform with the requirements of the ADA.

5.24Anti-Terrorism Laws. Neither Borrower nor any of its affiliates is in violation of any Anti-Terrorism Laws. No natural person owns, directly or indirectly, 20% or more of the ownership interests in Borrower.

5.25	Leases. Borrower has not entered into any Lease.

5.26Task Orders. Attached as Schedule 5.26 hereto are true, accurate and complete copies of all task orders issued to date by the District to Borrower for work performed or to be performed by Borrower pursuant to the Construction Project Delivery Agreement, none of which have been further amended or modified and all of which remain in full force and effect on the date hereof in accordance with their terms. Schedule 5.26 contains a complete listing of (i) all sums disbursed to-date under such task orders; (ii) amounts due and owing by the District thereunder;

(iii)the undisbursed amount of District Bond Financing proceeds available for payment of the public infrastructure improvements to be completed for or on behalf the District pursuant to the Construction Project Delivery Agreement; and (iv) the value of all public infrastructure improvements remaining to be completed under the Construction Project Delivery Agreement.

5.27Director Parcel PSAs. Attached as Schedule 5.27 hereto are true, accurate and complete copies of Director Parcel PSAs executed by the Directors of the District on or prior to the date hereof. The Director Parcel PSAs have not been further amended or modified and the same remain in full force and effect on the date hereof in accordance with their terms.

5.28Declarations. The Declarations are in full force and effect and have not been modified or amended except for any amendments provided to Bank. No default or event of default under the Declarations on the part of Borrower has occurred and is continuing beyond all applicable notice and cure periods.

5.29Certification. Except as may have been previously disclosed to Bank, there has been no change in the direct or indirect ownership interests in Borrower or Guarantor as reported in the Certification, or with respect to the individual with significant managerial responsibility identified in the Certification.

5.30Compliance with Surface Rights Statute. Borrower’s planning and development of the Property has complied in all respects with the requirements of C.R.S. §§ 24-65.5-101 et. seq., including, without limitation, the requirement that all mineral owners and mineral lessees owning or leasing any minerals or mineral rights located in, on, under or associated with or appurtenant to the Property be notified by certified mail, return receipt requested or overnight courier of Borrower’s proposed development of the Property, and all such notifications were sent by Borrower to such mineral owners and mineral lessees in compliance with the foregoing statutes.

5.31Survival of Representations. All representations and warranties contained in this Article 5 and elsewhere in this Agreement shall survive the delivery of the Notes and the Loan Documents, and the making of the Loans evidenced thereby and any investigation at any time made by or on behalf of Bank shall not diminish its rights to rely on all of such representations and warranties and all agreements, representations and warranties made herein shall continue in full force and effect until the Secured Obligations have been fully paid and satisfied.

THE WARRANTIES AND REPRESENTATIONS IN THIS ARTICLE 5, AND ANY ADDITIONAL WARRANTIES AND REPRESENTATIONS CONTAINED HEREIN AND IN THE OTHER LOAN DOCUMENTS, WILL BE DEEMED TO HAVE BEEN RENEWED AND RESTATED BY BORROWER AT THE TIME (1) OF EACH REQUEST BY BORROWER FOR AN ADVANCE OF LOAN PROCEEDS, AND (2) OF EACH ADVANCE OF THE LOAN PROCEEDS.

ARTICLE 6

AFFIRMATIVE COVENANTS

Until the Secured Obligations are paid and performed in full, Borrower agrees that, unless Bank otherwise agrees in writing in Bank’s absolute and sole discretion:

6.1Books and Records; Access By Bank. Borrower will maintain a single, standard system of accounting, including, without limitation, a single, complete, and accurate set of books and records of its assets, business, financial condition, operations, property, prospects, and results of operations in accordance with good accounting practices. Bank shall have the right from time to time to examine such assets and property and to audit, copy, and make excerpts from such books, records, and documents upon reasonable notice and during normal business hours.

6.2Taxes and Other Indebtedness. Borrower shall pay and discharge before delinquency, all taxes, assessments, and governmental charges or levies imposed upon it, upon its income or profits, or upon any property belonging to it, when due, all valid and lawful claims (including, without limitation, claims for labor, materials, and supplies), which, if unpaid, might become a Lien or Encumbrance upon any of its assets or property, and before delinquency, all its other indebtedness. Borrower shall provide evidence to Bank no later than thirty (30) days after the date on which ad valorem taxes would be delinquent that such taxes have been paid in full. Nothing herein contained shall prohibit Borrower from contesting in good faith and at its own expense any tax, assessment or governmental charge, provided, however, Borrower shall, not later than twenty (20) days after the notice of such tax, assessment or charge which is disputed or contested by Borrower, provide a surety protecting Bank’s interest from any claim or lien against the collateral satisfactory to Bank.

6.3Payment of Claims. Borrower agrees to pay and discharge all claims for labor performed and material and services furnished in connection with the Collateral, and to take all other steps necessary to forestall the assertion of claims or liens either against the Collateral, or any part thereof or right or interest appurtenant thereto, or of claims against Bank. Nothing herein contained shall require Borrower to pay any claims for labor, materials or services which Borrower in good faith disputes and which Borrower, at its own expense, is currently and diligently contesting, provided, however, that Borrower shall, not later than twenty (20) days after the notice of the filing of any claim or lien against the Collateral or notice of intent to file such a lien, which is disputed or contested by Borrower, notify Bank of such lien and proceed to contest or discharge such lien, in each case in accordance with and subject to the terms and conditions of Section 6.17 hereof. Borrower’s failure to pay such claims prior to the Completion Date will not prevent Borrower from receiving an extension of the Initial Term provided that Borrower delivers to Bank such evidence as Bank may reasonably require that Borrower has set aside adequate funds to fully and completely resolve such claims.

6.4Law; Judgments; Material Agreements; Approvals and Permits. Borrower shall comply with all laws, ordinances, regulations, and rules (federal, state, and local) and all judgments, orders, and decrees of any arbitrator, other private adjudicator, or Governmental Entity relating to Borrower, the Collateral, or the assets, business, operations, or property of Borrower. Borrower shall comply in all material respects with all material agreements, documents, and instruments to which Borrower is a party or by which Borrower, the Property, or any of the other assets or property of Borrower is bound or affected. Borrower shall comply with all requirements contained in or required under any Covenants and all conditions and requirements of all Approvals and Permits. Borrower shall obtain and maintain in effect from time to time all Approvals and Permits required for the business activities and operations then being conducted by Borrower.

6.5Insurance. At all times, Borrower shall obtain and maintain in force, or otherwise cause the General Contractor to obtain and maintain in force, and pay the cost of property, commercial general liability, builder’s risk and other types and forms of insurance coverage with respect to the Property or the Loans as may be required by Bank in accordance with Bank’s insurance requirements as delivered to Borrower from time to time, including but not limited to the following:

(a)Property. Insurance against loss or damage by fire, lightning, earthquake and other perils, on an all risk basis, with such coverage to be in an amount not less than the full replacement value of the Improvements. During the period of construction of the Project, such policy shall be written in the so-called “Builder’s Risk Completed Value Non- Reporting Form,” on an all risk basis, with no coinsurance requirement, and shall contain a provision granting the insured the right to complete and/or occupy the Project.

(b)Liability. Insurance protecting Borrower and Bank against loss or losses from liability imposed by law or assumed in any written contract and arising from personal injury including bodily injury or death, having a limit of liability of not less than One Million Dollars ($1,000,000.00) (combined single limit for personal injury, including bodily injury or death, and property damage), and Two Million Dollars ($2,000,000.00) aggregate for personal injury, including bodily injury or death and property damage with an excess umbrella policy providing liability insurance coverage in the amount of Three Million Dollars ($3,000,000) per occurrence and Twenty-Five Million Dollars combined annual aggregate.

(i)Such liability policies must provide comprehensive general liability insurance with coverages for Property and Products and Completed Operations, Blanket Contractual Liability, Personal Injury Liability, Broad Form Property Damage (including completed operations), Explosion Hazard, Collapse Hazard and Underground Property Damage Hazard.

(ii)All such liability policies referred to herein must be written on an occurrence basis so as to provide blanket contractual liability, broad form property damage coverage, and coverage for products and completed operations. Liability insurance under this subparagraph (ii) may be provided under a blanket policy which specifically refers to the Project. During the period of any construction, Borrower shall cause its Contractor, the major subcontractors and/or all other subcontractors to maintain in full force and effect any or all of the liability insurance required under this subsection (ii).

(c)Automobile Liability. Automobile liability insurance in the amount of One Million Dollars ($1,000,000.00) per occurrence and combined annual aggregate,

(d)	Business Interruption. Intentionally Deleted.

(e)	Flood. Intentionally Deleted.

(f)Contractor. Contractor shall be required to carry liability insurance of the type and providing the minimum limits set forth below (such insurance may also be carried by Borrower on Contractor’s behalf):

(i)Workers’ compensation insurance, disability benefits insurance and each other form of insurance Contractor is required by law to provide in order to cover loss resulting from injury, sickness, disability or death of employees of Contractor who are located on or assigned to the Project.

(ii)Commercial general and other liability insurance in the minimum amounts and types described in Sections 6.5(b) and 6.5(c) hereof modified to provided excess umbrella liability insurance coverage in the amount of not less than Twenty Million and No/100 Dollars ($20,000,000.00) per occurrence and combined annual aggregate.

(iii)	Intentionally Deleted.

(g)Engineer. Each Engineer shall be required to provide engineer’s professional liability insurance with a limit of liability of not less than One Million Dollars ($1,000,000.00), or such other amount as may be required by Bank. This policy shall cover claims for a period of not less than three (3) years after the completion of each Project.

(h)Additional Insurance. Borrower shall provide such other policies of insurance as Bank may reasonably request in writing including, without limitation, earthquake insurance, in amounts satisfactory to Bank.

(i)Insurance Providers and Policies. All insurance policies shall (i) be issued by an insurance company having a rating of “AIX” or better by A.M. Best Co., in Best’s Rating Guide, (ii) name Bank as an additional insured on all liability insurance and as mortgagee and "lender's loss payable" on all casualty insurance, (iii) provide that Bank is to receive thirty (30) days’ written notice prior to non-renewal or cancellation, (iv) be evidenced by a certificate of insurance to be held by Bank, and (v) be in form reasonably acceptable to Bank. All such insurance shall be renewed annually while any of the Secured Obligations remain outstanding and evidence of such renewal provided to Bank at least twenty (20) days prior to policy expiration. All such liability insurance shall be primary and not contributing to any liability insurance carried by Borrower and Borrower and Bank shall be listed as additional insureds on all required liability insurance and such policies shall be endorsed to so provide.

(j)Premiums. Borrower shall promptly pay all premiums when due on any such policies and renewals thereof and shall furnish Bank with written evidence of such payment. At least 30 days prior to the expiration of any such policies required by Bank, a policy form renewing or extending such expiring insurance shall be delivered to Bank if Bank requests delivery of such policies to it.

(k)Bank May Purchase. In the event Borrower fails to provide insurance complying with the provisions hereof, Bank may, but without obligation so to do, without notice to Borrower, without demand upon Borrower, without releasing Borrower from any obligation hereof, and without curing any default of Borrower, obtain insurance, in any amounts determined by Bank, through or from any insurance agency or insurer or insurance underwriter acceptable to Bank, and pay the premium therefore, and Bank by doing so shall not be chargeable with obtaining or maintaining such insurance or for the collection of any insurance monies or for any insolvency of any insurer or insurance company. Bank, from time to time, may furnish to any insurance agency or company, or any other person, any information contained in or extracted from any insurance policy theretofore delivered to Bank pursuant hereto and any information concerning the Loans, Borrower, or the Property.

(l)Assignment of Insurance Proceeds. Borrower hereby assigns to Bank all insurance proceeds from each and every kind of insurance obtained by Borrower related to the Property, including without limitation, all proceeds from insurance not specifically required by Bank at the origination of the Loans or thereafter but which may be carried by Borrower from time to time with respect to the Property or the ownership, operation or income thereof, including, without limitation, earthquake insurance. If at any time Borrower obtains insurance related to the Property or the ownership, operation or income thereof, which is not specifically required by Bank, including, without limitation, earthquake insurance, then Borrower shall nevertheless include Bank and its successors and assigns as additional insureds or additional loss payees thereto.

6.6	Damage or Destruction.

(a)If the Improvements or the Property, or any portions or part thereof, are damaged or destroyed by fire or any other cause, Borrower shall, at the request of Bank and subject to the provisions of this Section, immediately proceed with the restoration thereof in accordance with the Plans and Specifications, and shall diligently complete the work of restoration, provided that Bank makes available to Borrower as restoration progresses any insurance proceeds actually paid to Bank in respect to such damage or destruction. If (i) in Bank’s sole discretionary but good faith judgment the insurance proceeds are sufficient to complete the restoration within one hundred eighty (180) days; (ii) Bank determines that its security is not impaired; and (iii) no Event of Default exists and is continuing under the Loan Documents (collectively, the “Restoration Conditions”), Bank shall advance the insurance proceeds to Borrower as restoration progresses in the same manner as Bank disburses advances of construction funds under this Agreement. If any one or more of the Restoration Conditions does not exist, Bank may call the Loans immediately due and payable in accordance with the following paragraph; provided, however, if, in Bank’s sole discretionary but good faith judgment the insurance proceeds are insufficient to complete the restoration, Borrower may satisfy such condition by depositing with Bank additional money as in Bank’s sole discretionary but good faith judgment is sufficient to complete the restoration in a timely manner and fully pay the costs thereof.

(b)If in Bank’s sole discretionary but good faith judgment the Improvements cannot be restored in a timely manner as described above or, if Borrower does not or cannot deposit additional money as in Bank’s sole discretionary but good faith judgment is required to complete the restoration and fully pay the cost thereof, or if an Event of Default exists and is continuing under the Loan Documents, such event shall be deemed an Event of Default hereunder, and Bank’s obligation to make insurance proceeds available for restoration shall immediately terminate. Bank may in such case apply any insurance proceeds and/or owner’s equity in the manner set forth in Section 6.6(a)hereof, to reduce the outstanding Secured Obligations of Borrower under the Loan and may exercise any of the other remedies which are described in Section 9.2 hereof or in the Loan Documents.

(c)In the case of loss as described in subsection 6.6(a), Bank is hereby authorized to participate in any settlement or adjustment of claims under insurance policies, as its interest may appear, and to collect and receipt for any proceeds. In the event Bank elects to apply the proceeds to restoration, in keeping with the Restoration Conditions, such proceeds shall be made available, from time to time, in the same manner as Bank disburses advances of construction funds under this Agreement.

6.7Condemnation. If all or any part of the Project is expropriated, condemned, taken by power of eminent domain, or transferred in anticipation of any such circumstances by any competent authority, then the proceeds of any such award or settlement made as compensation or damages for such expropriation, condemnation, exercise of the power of eminent domain or the transfer in anticipation of any such circumstance shall be paid to Bank. Bank, at its election, shall pay or apply such amount in any one or more of the following ways and in such order as Bank shall determine:

(a)	to costs of collection thereof;

(b)payment of any expenses and fees of Bank associated with this Agreement and the other Secured Obligations of Borrower hereunder, the payment of accrued and unpaid interest on the Loan, and the reduction of unpaid principal of the Loan;

(c)to the payment of obligations incurred by Bank or Borrower in the repair or replacement of damage to the Improvements; or

(d)to make payment to Borrower for the costs of restoration and repair of the Improvements.

If the Improvements or the Property or any part thereof is taken by condemnation or subject to imminent threat of condemnation, Bank may elect not to authorize application of any proceeds from any condemnation award to the restoration of the Improvements unless, in Bank’s sole discretionary but good faith judgment, (i) Bank’s security is not impaired, (ii) the Improvements can be replaced and restored in a manner which will enable it to be functionally and economically utilized and occupied as originally intended, and (iii) the condemnation proceeds (when taken together with such additional owner’s equity as Borrower may elect to deposit with Bank) shall be sufficient to replace or restore the Improvements to a functional and economically feasible condition. Whether Bank, in its sole but good faith judgment, determines that the Improvements can be so restored and replaced or not, the rights and obligations of Bank and Borrower thereafter, and the handling and utilization of any condemnation proceeds actually paid to Bank and undisbursed owner’s equity, shall be the same as described in the immediately preceding section hereof. In any event, the proceeds actually paid to the Bank will be provided to or credited to

Borrower in reduction of the outstanding principal balance of the Loan Amount and not to the credit of the Bank.

6.8Fixtures. No Collateral which is personal property shall be purchased or installed on the Property by Borrower under any security agreement, conditional sales contract or other agreement wherein the seller reserves a security interest in, or the right to remove or to repossess, such items or to consider them personal property after their incorporation onto the Property.

6.9Further Assurances. Borrower will at any time and from time to time upon request of Bank take or cause to be taken any reasonable action, execute, acknowledge, deliver or record any further documents, opinions, mortgages, security agreements, financing statements or other instruments or obtain such additional insurance as Bank in its discretion deems necessary or appropriate to carry out the purposes of this Agreement and to preserve, protect and perfect the security interests intended to be created and preserved in the Collateral, the Property, and other properties and assets securing the obligations of Borrower under this Agreement and the Loan Documents.

6.10Industry Track Agreement. Borrower shall, at all times, comply with its obligations under the Industry Track Agreement and shall enforce the terms of the Industry Track Agreement in good faith. Borrower will deliver to Bank, promptly after receipt of the same from the Union Pacific, copies of all material correspondence, reports, notices and other information received from the Union Pacific and pertaining or relating to the Industry Track Agreement.

6.11	Deposit Accounts; Security Agreement.

(a)Borrower has opened with Bank and will continuously maintain there, all depository and other accounts necessary for construction of the Improvements and operation of its business, including, without limitation, the account described in Exhibit D attached hereto (collectively, the “Deposit Accounts”). Borrower hereby grants to Bank a first lien security interest in and collateral assignment of each of the Deposit Accounts, now or hereafter established, and all funds from time to time on deposit therein. Upon the occurrence of an Event of Default, Borrower grants to Bank a full right of set-off with respect to all or any portion of the funds on deposit in the Deposit Accounts and any and all interest accrued thereon, if any. Bank may, to the maximum extent permissible by law, apply any or all of the funds in the Deposit Accounts, including accrued interest, if any, toward the unpaid balance of the Loans and/or to any other amounts which may be due and owing under the Loan Documents. Bank shall at all times have “control” of the Deposit Accounts for purposes of maintaining its first and prior perfected security interest therein.

6.12Deposit of Funds/Loan Balancing. As a material covenant and condition of the Loans and as a condition precedent to Bank’s obligation to disburse proceeds of both Loans, Borrower shall pay all Project Costs in excess of the Construction Loan. Except for the payment of interest out of the Interest Reserve pursuant to Section 2.6, Bank shall be obligated to disburse proceeds of the Loans only when the Construction Loan is “in balance.” The Construction Loans shall be “in balance” only at such times as Borrower has invested sufficient funds into the payment of Project Costs so that, in Bank’s good faith judgment, the undisbursed portion of the Construction Loan shall be sufficient to complete construction of the Project and pay all Project Costs (including

Interest Reserve) until repayment in full of the Construction Loan. The Construction Loan shall be “in balance” only at such time and from time to time as Bank may determine in its sole and absolute discretion, that (a) the undisbursed portion of Construction Loan proceeds allocated to each cost category in the Construction Budget, as amended from time to time consistently with this Agreement, is sufficient to complete each such cost category, provided, that the Bank shall allow Borrower to reallocate actual cost savings of no more than twenty-five percent (25%) of projected cost savings from one cost category to another cost category and shall take into account all contingencies in the Construction Budget, and (b) the then undisbursed portion of the Construction Loan equals or exceeds the amount necessary to pay for all work done and not previously paid for or to be done in connection with the completion of the Project substantially in accordance with the Plans and Specifications for such Improvement.

(a)The determination as to whether or not the Construction Loan is “in balance” may be made by Bank at any time following consultation with the Inspector, including with each request for a disbursement of the Construction Loan.

(b)If Bank then reasonably determines that the Construction Loan is not “in balance,” then Bank will not be obligated to make any disbursement of the Construction Loan, unless and until Borrower does any one or more of the following:

1.establishes to Bank’s satisfaction, contrary to Bank’s prior determination, the Construction Loan is “in balance”,

2.within thirty (30) days after notice from Bank that the Construction Loan is not “in balance,” deposit with Bank, in United States Dollars or immediately available funds, the amount necessary to put the Construction Loan “in balance.” No interest shall be paid by Bank on such deposited funds (advances of proceeds of the Construction Loan and such account shall be and be deemed to be made under this Agreement such that all Borrower’s deposit shall be exhausted prior to the making of any further disbursement of proceeds of the Construction Loan), or

3.within thirty (30) days after notice from Bank that the Construction Loan is not “in balance,” Borrower delivers to Bank evidence satisfactory to Bank that Borrower has expended on Project Costs from sources other than proceeds of the Construction Loan or other indebtedness, an amount sufficient to put the Construction Loan “in balance.”

If such amounts are not deposited with Bank within the time period required by this Section 6.12 or other appropriate action taken by Borrower within such time period in accordance with this Section 6.12 to demonstrate to Bank to its good faith satisfaction, in accordance with the provisions hereof, that the Construction Loan has been put back “in balance”, such failure constitute an immediate and non-curable Event of Default.

6.13	Commence and Continue Construction; Completion of Construction.

(a)Borrower represents, warrants and covenants that construction of the Improvements shall at all times be completed with diligence and continuity, as determined by Bank in its reasonable discretion, in substantial compliance with the Construction Schedule, in order that Substantial Completion of the Improvements shall occur on or before the Completion Date.

(b)All construction shall be free and clear of defects in and liens or claims for liens for materials supplied or labor or services performed in connection with the Improvements. The Improvements shall be in substantial conformity with the Plans and Specifications and, except for off-site improvements designated thereon, shall be contained wholly within the lot lines of the Property and will not encroach on any other real estate, easements, building lines or set-back requirements.

(c)Subject to Force Majeure Events and Bank-approved Change Orders affecting the Construction Schedule, Borrower shall Substantially Complete construction of the Improvements no later than the Completion Date. Subject to Force Majeure Events and Bank-approved Change Orders affecting the Construction Schedule, Bank shall have no further obligation to make advances or disbursements of the Construction Loan on or after the Completion Date. If the term of the Construction Loan is extended in accordance with the terms and conditions of this Agreement, the maximum amount of the Construction Loan will be reduced to and capped at the outstanding principal balance of the Construction Loan on the Initial Maturity Date.

6.14Ownership of Collateral. Borrower will be the sole owner of all Collateral, free from any adverse lien, security interest or adverse claim of any kind whatsoever, except for security interests and liens in favor of the interest of a lessor pursuant to a lease of personal property approved by Bank and the liens and security interests approved by Bank pursuant to the Loan Documents. Borrower shall not incur any debt, secured or unsecured other than (a) the Loans and (b) the usual and customary trade debt incurred in the ordinary course of business of owning and operating the Project.

6.15Correction of Defects. Within thirty (30) days after notice thereof, Borrower will proceed with diligence to correct all defects in the Improvements and any substantial departure from the Plans and Specifications except as approved by Bank or permitted under Section 6.16 below. The disbursement of any Construction Loan proceeds or Revolving Line of Credit loan proceeds shall not constitute a waiver of Bank’s right to require compliance with this covenant with respect to any such defect or departure from the applicable Plans and Specifications.

6.16	Changes and Change Orders.

(d)Borrower will not change or in any manner cause or seek a change in any laws, requirements of Governmental Authorities and obligations created by CC&Rs, licenses, approvals, restrictions or easement agreements, if any, which now or hereafter may significantly affect the ownership, construction, equipping, fixturing, use or operation of the Project without the prior written consent of Bank which consent will not be unreasonably withheld, conditioned or delayed.

(e)Except for Minor Change Orders, no Change Orders or other changes in the Construction Budget for the Improvements, Construction Schedule or in the Plans and

Specifications, will be effective unless approved in writing in advance by Bank, as described below.

(f)Any Change Order, including Minor Change Orders, must be submitted, along with disbursement requests, to Bank. Change Orders other than Minor Change Orders shall be subject to Bank’s reasonable review and approval. Borrower will not, without the prior written consent of Bank, permit the performance of any work pursuant to, or request a disbursement for, any Change Orders which result in a material change in the Plans and Specifications, Construction Schedule, Construction Contract, or will increase Project Costs. Proposed Change Orders shall be submitted to Bank on a form acceptable to Bank containing such information as to the nature, scope and cost for such change as Bank may require together with a marked copy of the portion of the Plans and Specifications affected by the proposed change.

6.17Contesting Liens. Borrower shall institute the following procedures to insure the prompt removal of mechanics’ liens from the Property:

(g)Borrower shall forward a copy of all known recorded mechanics’ liens to Bank within twenty (20) days of recording, together with a written explanation of the controversy, if any.

(h)If payment and performance bonds shall not be in effect or not in a sufficient amount or the surety thereof shall fail to pay a mechanic’s lien, then, within the aforementioned twenty (20) days, Borrower must either: (i) pay the lien and obtain a written release thereof, or (ii) post a bond issued by an underwriter acceptable to Bank indemnifying against any loss by reason of such lien, or (iii) contest the validity of the lien and deposit with Bank an amount equal to 150% of the lien together with an additional sum sufficient to cover the costs of releasing the lien, six (6) months statutory interest and attorneys’ fees, which shall be from funds outside the Construction Loan proceeds and shall be accompanied with the instruction to Bank that such funds shall be held by Bank in a separate escrow account, without interest, to provide Borrower a reasonable time to contest the lien and obtain a release thereof, and, upon the release thereof, the entire escrowed funds shall be returned to Borrower. Bank shall be further instructed that, should Bank, in Bank’s sole and absolute judgment, determine that Bank’s security or priority position be in jeopardy, then Bank may, upon fifteen (15) days’ notice to Borrower of its intention to do so, but without any obligation, pay out of the undisbursed loan account any or all of such liens or claims, or may contest the validity of any of them, paying all costs and expenses, including attorneys’ fees and costs; and, should such payments exceed the balance of escrowed funds, then such additional amount may be expended by Bank at its option and shall be secured by the Deeds of Trust.

6.18	Notices. Borrower, as soon as practicable, shall give notice to Bank of:

(a)Any actions, suits or proceedings involving Borrower, or their members, directors, officers or managers that could materially and adversely affect the repayment of the Loans, the performance of Borrower under this Agreement, the performance by the

Guarantor under either of the guaranties, or the financial condition, business or operations of Borrower.

(b)The commencement of any material arbitration or governmental investigation or proceeding not previously disclosed by Borrower to Bank in writing which has been instituted or, to the knowledge of Borrower, threatened, against Borrower or Guarantor or to which its properties or assets are subject;

(c)Any adverse development which occurs in any litigation, arbitration or governmental investigation or proceeding previously disclosed by Borrower to Bank;

(d)Any Default or Event of Default has occurred and is continuing under this Agreement or the Loan Documents of which Borrower has knowledge; and

(e)	Any Material Adverse Occurrence.

Additionally, Borrower agrees to promptly notify Bank (x) of any change in direct or indirect ownership interests in the Borrower as reported in the Certification or other similar certification provided to Bank prior to or in connection with the execution of this Agreement, or (y) if the individual with significant managerial responsibility identified in the Certification ceases to have that responsibility or if the information reported about that individual changes. Borrower hereby agrees to provide such information and documentation as Bank may request during the term of the Loans to confirm or update the continued accuracy of the any information provided in connection with the foregoing.

6.19Additional Banking Laws. Borrower shall (a) ensure, and cause each affiliate to ensure, that no person who owns a controlling interest in or otherwise controls Borrower or any affiliate is or shall be listed on the “Specially Designated Nationals and Blocked Person List” or other similar lists maintained by OFAC, the Department of the Treasury, or included in any Executive Orders, (b) not use or permit the use of the proceeds of the Loans to violate any of the foreign asset control regulations of OFAC or any enabling statute or Executive Order relating thereto, and (c) comply, and cause each affiliate to comply, with all applicable Bank Secrecy Act laws and regulations, as amended.

6.20Purchase Contracts. Borrower shall enforce the terms and conditions of the Purchase Contracts located on the Property to meet the covenants and obligations set forth in this Agreement.

6.21Leases. Borrower (a) must comply in all respects with the terms, covenants, agreements, conditions and requirements of each Lease, as, when and in the manner required thereby, (b) will deliver to Bank fully-executed copies of each Lease, and any amendment or modification of each Lease; (c) must enforce the terms, covenants, agreements, conditions and requirements contained in each Lease upon the part of the tenants thereunder to be observed or performed, provided, however, that Borrower will not terminate or accept a surrender of a Lease without Bank’s prior approval; (d) must promptly notify Bank when Borrower receives notice of any default by Borrower as landlord under any Lease; (e) will not collect any of the rents more than one (1) month in advance; (f) will not execute any assignment of the landlord’s interest in the Leases or the rents except as contemplated by the Loan Documents; and (g) will, upon Bank’s request, execute and deliver all further assurances, confirmations and assignments in connection with the Leases as Bank may reasonably require from time to time.

6.22Existence; Single Purpose Entity. Borrower will do or cause to be done all things necessary to maintain its legal existence and powers as a limited liability company organized in the State, and registered and qualified to do business in the State. Borrower’s sole business purpose shall be to own, construct and operate the Project. Borrower: (a) shall conduct business only in its own name and under any trade name for the Project, (b) shall not engage in any business unrelated to the Project, own any real property other than the Project, or have any assets unrelated to the Project, (c) shall not have any indebtedness other than as permitted under Section 8.1, (d) shall have its own separate books, records, and accounts (with no commingling of assets), (e) shall hold itself out as being an entity separate and apart from any other person or entity, (f) shall observe limited liability company formalities independent of any other entity, and (g) shall not change its name, identity, or organizational structure, unless Borrower shall have obtained the prior written consent of Bank to such change, and shall have taken all actions necessary or requested by Bank to file or amend any financing statement or continuation statement to assure perfection and continuation of perfection of security interests under the Loan Documents. Borrower shall, during the term of the Loan, remain a “non-foreign person” within the meaning of Section 1445 of the United States Internal Revenue Code of 1986, as amended, and the regulations issued thereunder. Borrower shall maintain executive personnel and management at a level of experience and ability equivalent to present personnel and management. Without limiting the generality of anything in this section, Borrower shall not suffer to occur or exist, whether occurring voluntarily or involuntarily, after the date of this Agreement any change in the legal or beneficial ownership of any capital stock of or limited liability company interest or general partnership interest in Borrower or in the general partner or manager of Borrower, without the prior written consent of Bank which may be withheld in its sole discretion.

6.23Declarations. Borrower shall at all times duly perform and observe, in all material respects, all of the terms, provisions, conditions and agreements on its part to be performed and observed under any Declarations, and shall not suffer or permit any default or event or default on the part of Borrower to exist thereunder beyond any applicable notice and cure periods, and shall not agree or consent to any modification, amendment or termination of any Declaration without the prior written consent of Bank, other than non-material amendments, such consent not to be unreasonably withheld, conditioned or delayed. Borrower shall promptly furnish to Bank copies of all notices of default and other material documents and communications sent or received by Borrower under or relating to any Declaration.

6.24District Bond Financing Balancing. As a material covenant and condition of the Loans and as a condition precedent to Bank’s obligation to disburse proceeds of both Loans, Borrower shall cause the District to finance and pay for or otherwise reimburse Borrower for the payment of all costs of constructing the public infrastructure improvements at the Project to be completed by Borrower pursuant to the Construction Project Delivery Agreement, Infrastructure Acquisition Agreement and/or Reimbursement Agreement, as applicable. Bank shall be obligated to disburse proceeds of the Loans only when the District Bond Financing is “in balance.” The District Bond Financing shall be “in balance” only at such times as the Bank, in its good faith judgment, based upon the evaluation of same by the Inspector, determines that undisbursed proceeds of the District Bond Financing held in accounts established and maintained by District at

UMB Bank, N.A. in Denver, Colorado, are sufficient to pay for one hundred percent (100%) of the total cost of all task order public infrastructure improvements contemplated in the Construction Project Delivery Agreement and District Construction Budget established for the same and previously approved by Bank. In order to facilitate such determination, Borrower shall on a monthly basis concurrently with the submission of a Construction Loan draw request in accordance with Section 4.5 hereof, deliver to Bank copies of all task orders received by Borrower from the District during the previous month pursuant to the Construction Project Delivery Agreement, together with (i) the most recent draw request submitted by Contractor to Borrower for work completed by Contractor during the previous month under or pursuant to such Construction Project Delivery Agreement; (ii) copies of all paid receipts, cancelled checks, invoices and other back-up submitted by Contractor in connection with the draw request described in clause (i) of this Section 6.24; (iii) an updated District Construction Budget; (iv) the most recent bank statements for all UMB Bank, N.A. and/or other bank accounts holding the proceeds of the District Bond Financing; and (v) a reconciliation of the District Construction Budget and amounts disbursed from such bank accounts holding the proceeds of the District Bond Financing, in each case prepared by the District’s accountants, to track the outflows of proceeds from such bank accounts and application thereof to payments made by the District on account of the task order work completed by Contractor during the previous month pursuant to the Construction Project Delivery Agreement and District Construction Budget.

(a)The determination as to whether or not the District Bond Financing is “in balance” may be made by Bank at any time following consultation with the Inspector, including with each request for a disbursement of the Construction Loan.

(b)If Bank thereafter reasonably determines that the District Bond Financing is not “in balance,” then Bank will not be obligated to make any disbursement of the Construction Loan, unless and until Borrower does any one or more of the following:

1.establishes to Bank’s satisfaction, contrary to Bank’s prior determination, the District Boned Financing is “in balance”, or

2.within thirty (30) days after notice from Bank that the District Bond Financing is not “in balance,” deposits or causes the District to deposit with UMB Bank, N.A., in United States Dollars or immediately available funds, the amount necessary to put the District Bond Financing “in balance.”

If such amounts are not deposited with Bank within the time period required by this Section 6.24 or other appropriate action taken by Borrower within such time period in accordance with this Section 6.24 to demonstrate to Bank to its good faith satisfaction, in accordance with the provisions hereof, that the Construction Loan has been put back “in balance”, such failure constitute an immediate and non-curable Event of Default.

6.25District Board Composition. Borrower covenants and agrees that, following the occurrence of an Event of Default and Bank’s acquisition of title to the Property, whether by foreclosure judicially, exercise of the power of sale contained in the Deeds of Trust, acceptance of a deed in lieu of foreclosure or otherwise, Borrower shall exercise commercially reasonable and diligent good faith efforts, in cooperation with the Bank, to cause the then current members of the

Board of Directors of the District to resign and replace themselves with a slate of replacement directors acceptable to the Bank in its sole but good faith discretion and, in connection therewith, Borrower shall file such petitions with the Board of County Commissioners of Adams County, Colorado and take such other actions as may reasonably be necessary to facilitate such Board replacement, all at Borrower’s sole cost and expense.

6.26Property Purchase and Sale Contracts. No later than one hundred eighty (180) days following the Effective Date, Borrower shall deliver to Bank one (1) fully executed and enforceable purchase and sale agreement for a portion of the Property which results in a sales price of no less than two million dollars ($2,000,000.00) in form and content and on terms and conditions acceptable to Bank in its sole but good faith discretion and satisfying the requirements of Section 2.9(d) hereof (including, without limitation, the Minimum Per Acre Sales Price).

6.27Acquisition of County Parcel. No later than thirty (30) days following Borrower’s acquisition of the real property described on Schedule 6.27 attached hereto and incorporated herein by this reference (the “County Parcel”) Borrower shall (i) execute and deliver to Bank amendments to the Deeds of Trust and other Loan Documents as may be reasonably necessary to encumber the County Parcel with the liens and security interests of the Deeds of Trust and such other Loan Documents; (ii) cause the Title Company to issue date down and mortgage priority endorsements to the Title Policies, each in form and content acceptable to Bank in its discretion, insuring the continuing priority of the liens of such Deeds of Trust, as so modified; and (iii) pay all of Bank’s attorneys’ fees, title insurance premiums, recording and filings fees, and other costs and expenses incurred by Bank in negotiating, documenting and closing such Loan Document modifications. Following Borrower’s acquisition, of the County Parcel, Borrower’s completion of foregoing Loan Documents modifications in this Section 6.27 shall be a condition precedent to any further advances of the Loans.

6.28Execution and Delivery of Design Build Agreement. No later than thirty (30) days following the Effective Date, Borrower shall deliver to Bank a fully executed copy of the Design Build Contract with all attachments thereto and the fully executed Assignment of Design Build Contract, in each case in form and content acceptable to Bank in its discretion.

ARTICLE 7

FINANCIAL COVENANTS

7.1Special Definitions. In this Article, the following terms shall have the following meanings as to any Person:

(a)“Loan to Cost Ratio” means during the construction of the Improvements, the percentage that the maximum principal amount of the Construction Loan bears to the aggregate cost of the items set forth in the Construction Budget for the construction of the Improvements does not exceed fifty-five percent (55%); and

(b)“Loan to Value Ratio” means during the construction of the Improvements, the percentage that the maximum principal amounts of the Construction Loan bears to the Appraised Value does not exceed fifty percent (50%).

7.2Financial Covenants. Until the Loans and all indebtedness hereunder have been paid in full and all Secured Obligations hereunder have been fully discharged, Borrower covenants and agrees as follows:

(a)Loan to Value Ratio. Borrower shall at all times comply with the Loan to Value Ratio. If at any time Borrower is not in compliance with the Loan to Value Ratio, then, within ten (10) days of Bank’s written demand, Borrower shall pay down the principal balance of the Construction Loan in such amount as will bring the Loan to Value Ratio into compliance with this Section 7.2(a).

(b)Loan to Cost Ratio. Borrower shall at all times comply with the Loan to Cost Ratio. If at any time Borrower is not in compliance with the Loan to Cost Ratio, then, within ten (10) days of Bank’s written demand, Borrower shall pay down the principal balance of the Construction Loan in such amount as will bring the Loan to Cost Ratio into compliance with this Section 7.2(b).

(c)Liquidity Covenant. At all times while any amounts remain outstanding under the Revolving Line of Credit, Borrower shall maintain unencumbered liquid assets consisting of cash, cash equivalents and U.S. Treasury obligations of at least One Million and No/Dollars ($1,000,000.00), tested quarterly, while any portion of the Revolving Line of Credit has been disbursed and remains outstanding and without regard to, and excluding, any Interest or other Reserves maintained and established by Borrower with Bank pursuant to this Agreement or the other Loan Documents.

7.3Financial Information. In addition to any financial statements or reports reasonably required by Bank from time to time, Borrower shall furnish Bank with the following financial statements, reports and information without additional notice:

(a)As soon as available and in any event within ninety (90) days after the end of each fiscal year of Borrower, internally prepared annual financial statements of Borrower, including balance sheets, related statements of earnings, income statements and cash flow statements for the fiscal year covered with comparable figures for the preceding calendar year, certified by an appropriate officer of Borrower, in form and detail satisfactory to Bank.

(b)As soon as available, and in any event within forty-five (45) calendar days after the end of each calendar quarter, internally prepared quarterly financial statements of Borrower, including balance sheets, related statements of earnings, income statements and cash flow statements for the quarter covered with comparable figures for the preceding calendar quarter, certified by an appropriate officer of Borrower, to be complete, correct and accurate in all material respects, in form and detail satisfactory to Bank.

(c)Within ten (10) calendar days after Bank’s request therefor executed copies of all letters of intent and purchase contracts executed between Borrower and any prospective purchaser for all or any portion of the Property.

(d)Annually, within thirty (30) days following approval, a copy of Borrower’s approved budget for Borrower’s subsequent fiscal year showing compliance with the applicable covenants contained in this Agreement.

(e)Annually, within thirty (30) days after the date due, verification by Borrower that all real estate taxes (if any) for the Property have been paid, in form and detail satisfactory to Bank.

(f)Annually, within thirty (30) days after the end of each calendar year, verification by Borrower that all insurance required by Bank remains in force and effect, in form and detail satisfactory to Bank.

(g)On a monthly or more frequent basis as reasonably requested by Bank, such additional financial and other information pertaining to the District, the Construction Project Delivery Agreement, Infrastructure Acquisition Agreement, Reimbursement Agreement and/or District Bond Financing as may be required by Bank, in its good faith judgment, to undertake and complete the “in balance” analysis of the District Bond Financing described in Section 6.24 hereof.

All financial data provided to Bank shall be prepared in accordance with GAAP or other generally recognized accounting system satisfactory to Bank.

7.4Other Items and Information. Borrower shall provide such other information concerning Borrower, the Property, and the assets, business, financial condition, operations, property, prospects, and results of operations of Borrower as Bank reasonably requests from time to time. In this regard, immediately upon request of Bank, Borrower shall deliver to Bank counterparts and/or conditional assignments as security of any and all receipted invoices, bills of sale, statements, conveyances, and other agreements, documents, and instruments of any nature relating to the Property or under which Borrower claim title to any materials or supplies used or to be used on the Property.

ARTICLE 8

NEGATIVE COVENANTS

Until the Secured Obligations are paid and performed in full, Borrower agree that, unless Bank otherwise agrees in writing in Bank’s absolute and sole discretion:

8.1Further Indebtedness. Borrower shall not create, incur, assume, or allow to exist any indebtedness of any kind or description, except the compliance with such covenant shall be confirmed annually with the Loans as part of Borrower’s annual financial statement reporting requirements set forth in Section 7.3(a) hereof.

8.2Alteration of Plans and Specifications. Borrower shall not make or permit any material change in any Plans and Specifications or permit the performance of any work or a change in any agreement or arrangement that would result in a material change in any Plans and Specifications.

8.3	Alteration of Other Documents; Entering into Leases.

(a)Once approved by Bank, Borrower shall not make or permit any material change in any of the documents furnished to Bank (at any point) in connection with the Loans, including, without limitation, any Declaration, the Industry Track Agreement, Construction Contract, Engineer’s Contracts or Purchase Contracts.

8.4Ownership; Control; Management. Borrower shall not issue or repurchase any capital stock or other securities of or in Borrower or grant any option, right of first refusal, warrant, or other right to purchase any capital stock or other securities interest in Borrower. Borrower shall not be dissolved or liquidated. Borrower shall not amend, modify, restate, supplement, or terminate its articles of organization. Borrower shall not reorganize itself or consolidate with or merge into any other legal entity or permit any other legal entity to be merged into Borrower. Subject to the following provisions of this Section 8.4, without the prior written consent of Bank, there shall be no change in the day-to-day control and management of Borrower, including, without limitation, any change in the employment status of Brian Fallin and Brian Aratani (collectively “Key Employees”), each of whom shall continuously remain employed by Borrower in the development, financing, construction, management and operation of the Project throughout the terms of the Loans; provided, however, that if either Key Employee should resign, be terminated, die or become incapacitated, Borrower shall promptly and in no event later than five (5) days following the occurrence of same notify Bank of the same and meet with Bank within ten (10) days following the occurrence of same to discuss the replacement of such Key Employees, each such replacement of which shall have demonstrable and relevant experience in the financing, development, construction, management and operation of industrial properties of similar size and scope and shall otherwise be acceptable to Bank in its sole but good faith discretion, such replacement to be made no later than fifteen (15) days following the occurrence of such Key Person’s resignation, termination of employment, death or incapacity. In addition, Borrower will not suffer or allow to occur or exist, whether occurring voluntarily or involuntarily, during the term of this Agreement while the Membership Interest Pledge remains in effect, any transfer, individually and/or in the aggregate, of more than forty-nine percent (49%) of the legal and beneficial ownership of any capital stock held in Borrower without, in each case, the prior written consent of Bank, which may be withheld in Bank’s sole but good faith discretion. Borrower shall not consent to any termination, replacement or appointment of any property manager without Bank’s prior written approval. Without limiting the generality of the foregoing but subject to the foregoing terms and provisions of this Section 8.4, Borrower agrees to promptly and in no event later than five (5) days following the occurrence of same notify Bank (A) of any change in direct or indirect ownership interests in Borrower as reported in the Certification, or (B) if the individual with significant managerial responsibility identified in the Certification ceases to have that responsibility or if the information reported about that individual changes. Borrower hereby agrees to provide such information and documentation as Bank may request during the term of the Loans to confirm or update the continued accuracy of the any information provided in connection with the foregoing.

8.5Patriot Act. Borrower shall not (i) conduct any business or engage in any transaction or dealing with any transaction relating to, any property blocked pursuant to Executive Order No. 13224; or (ii) engage in or conspire to engage in any transaction that evades or avoids, or attempts to violate, any of the prohibitions set forth in Executive Order No. 13224, the USA

Patriot Act or any other Anti-Terrorism Law. Borrower shall deliver to Bank any certification or other evidence requested by Bank, confirming Borrower’s compliance with this Section.

8.6Unlawful Use, Medical Marijuana, Controlled Substances And Prohibited Activities.

(a)Borrower shall not enter into, consent to or permit any lease, sublease, license or other agreement relating to, or otherwise permit the use or occupancy of, the Property for a Controlled Substances Use (defined below) or in any manner that violates or could violate any Controlled Substances Laws (defined below), including, without limitation, any business, communications, financial transactions or other activities related to Controlled Substances or a Controlled Substances Use (defined below) that violate or could violate any Controlled Substances Laws (collectively, “Drug-Related Activities”). Borrower and its affiliates shall not engage in any Drug-Related Activities, and Borrower shall not make any payments to Bank from funds derived from Drug-Related Activities. Borrower shall provide to Bank, from time to time, within (10) ten days after Bank’s request therefor, any information that Bank requests in its reasonable discretion, relating to compliance with this Section 8.6. Borrower shall include in all Leases and other agreements for use and occupancy of the Property, provisions that (i) prohibit any Controlled Substance Use or Drug-Related Activities on the Property, and (ii) permit the Bank to make physical inspections of the Property upon the request of the Bank. For purposes of this Section 8.6, (i) “Controlled Substances Laws” means the Federal Controlled Substances Act (21 U.S.C. §801 et seq.) or any other similar or related federal, state or local law, ordinance, code, rule, regulation or order; (ii) “Controlled Substances” means marijuana, cannabis or other controlled substances as defined in the Federal Controlled Substances Act or that otherwise are illegal or regulated under any Controlled Substances Laws; and (iii) “Controlled Substances Use” means any cultivation, growth, creation, production, manufacture, sale, distribution, storage, handling, possession or other use of a Controlled Substance in violation of any Controlled Substances Laws. The provisions of this Section 8.6 shall apply notwithstanding any state or local law permitting the Controlled Substances Use or Drug-Related Activities. Notwithstanding any provision in this Agreement or in any other Loan Document securing the Obligations to the contrary, no direct or indirect disclosure by Borrower to Bank or any person affiliated with Bank, and no knowledge of Bank or any person affiliated with the Bank, of the existence of any Drug Related Activities or Controlled Substance Use on, in or about the Property shall estop Bank or waive any right of Bank to invoke any remedy under the Loan Documents for violation of any provision hereof related to the prohibition of any Drug Related Activities or Controlled Substance Use on, in or about the Property. The foregoing shall apply notwithstanding the receipt or execution of an estoppel certificate or subordination, non-disturbance or attornment agreement or other document from or with any tenant of Borrower engaged in such prohibited activity.

(b)This Section 8.6 is a material consideration and inducement upon which Bank relies in extending credit and other financial accommodations to Borrower. Failure by Borrower to comply with this section shall constitute a material non-curable Event of Default. Notwithstanding anything in this Agreement, the Notes or Loan Documents regarding rights to cure Events of Default, Bank is entitled upon breach of this section to immediately exercise any and all remedies under this Agreement, the Notes and the other Loan Documents, and by law.

(c)In addition and not by way of limitation, Borrower shall indemnify, defend and hold Bank harmless from and against any loss, claim, damage, liability, fine, penalty, cost or expense (including attorneys’ fees and expenses) arising from, out of or related to any Controlled Substances or Drug Related Activities located at or conducted on the Property or Collateral, Drug Related Activities by Borrower or any lessee of the Property or Collateral, or Borrower’s breach, violation, or failure to enforce or comply with any of the covenants set forth in this section. This indemnity includes, without limitation any claim by any governmental entity or agency, any lessee, or any third person, including any governmental action for seizure or forfeiture of any Property or Collateral (with or without compensation to Bank, and whether or not Property or Collateral is taken free of or subject to Bank’s lien or security interest).

8.7Distributions, Dividends and Compensation. Borrower shall not declare, pay, set aside funds for or make any distribution or dividend, in cash or assets or trust to or for the benefit of any member or other legal or beneficial owner of Borrower at any time during the term of this Agreement other than for payment of state or federal income and other tax liabilities payable in connection with Borrower’s development, construction, sale and operation of the Project as contemplated herein, without the written consent of Bank, not to be unreasonably withheld.

8.8Leases; Subleases. Without the prior written consent of Bank which consent shall not be unreasonably withheld, conditioned or delayed, Borrower shall not (a) terminate, modify or amend any Lease, assign any Lease, grant any concessions in connection therewith, either orally or in writing, accept a surrender thereof, waive any performance or default thereunder by the tenant thereunder, or consent to any assignment or sublet thereof by the tenant thereunder, or (b) enter into any Lease.

8.9Alteration of Property. Other than in connection with the construction and of the Improvements as permitted hereunder, Borrower shall not make or permit any material change to the Project without Bank’s prior written consent which consent shall not be unreasonably withheld, conditioned or delayed.

8.10Junior Liens. Borrower shall not permit any lien, mortgage or other encumbrance to be placed on the Project (or any portion thereof) or on any interest of Borrower in the other collateral without Bank’s prior written consent, which consent may be withheld, conditioned, or both, in Bank’s sole discretion.

ARTICLE 9

DEFAULT AND REMEDIES

9.1Event of Default. The occurrence of any of the following events shall constitute an Event of Default hereunder:

(a)Borrower’s failure to make payment of any installment of principal or interest on the Notes or any other monetary obligation under any Loan Document within five (5) days following the date on which such payment is due;

(b)A default shall occur in the due performance and observance of any covenant or condition of this Agreement or any other Loan Document not otherwise described in this Section 9.1, which breach is not cured to Bank’s reasonable satisfaction within the applicable cure period for breach of such covenant or condition, and, if no specific cure period is provided, within thirty (30) days following notice of such default being sent by Bank to Borrower; provided, however, Borrower shall have an additional reasonable period of time, not to exceed sixty (60) days in the aggregate (for a total cure period of ninety (90) days), to cure such failure if (i) such failure does not involve the failure to make payments on a monetary obligation; (ii) such failure is curable but cannot reasonably be cured within thirty (30) days; and (iii) Borrower is diligently undertaking to cure such default.

(c)Any representation, warranty or disclosure made by Borrower or any officer of Borrower proves to be materially false or misleading as of the date when made, regardless of whether such representation or disclosure appears in this Agreement, the Loan Documents, or items submitted in connection therewith;

(d)Borrower’s failure to comply with any term, covenant or agreement contained in Sections 2.6, 6.2, 6.3, 6.5, 6.10, 6.13, 6.17 6.20, 6.24, 6.26, 6.27 or 6.28 of this Agreement;

(e)Borrower fails to comply with any term, covenant or agreement contained in Article 7 of this Agreement;

(f)Borrower fails to comply with any term, covenant or agreement contained in Article 8 of this Agreement;

(g)There shall occur a default or event of default under any other loan made by Bank to Borrower or any Affiliate thereof if such default has not been cured within any applicable grace or cure period; provided, however, Borrower shall have an additional reasonable period of time, not to exceed sixty (60) days in the aggregate (for a total cure period of ninety (90) days), to cure such failure if (i) such failure does not involve the failure to make payments on a monetary obligation; (ii) such failure is curable but cannot reasonably be cured within the time provided for in such other loan; (iii) Borrower or its Affiliate is diligently undertaking to cure such default; and (iv) such other default does not involve the bankruptcy (whether voluntary or involuntary), insolvency, or receivership of Borrower or its Affiliates with regard to such loan.

(h)A final judgment (i) is entered against Borrower, (ii) is not covered by insurance and (iii) remains unsatisfied or not appealed for a period of sixty (60) days after the entry thereof;

(i)An “Event of Default” (as defined under any other Loan Document not already mentioned in this Section) shall occur and such Event of Default continues beyond any applicable grace or cure period provided in such Loan Document;

(j)Any claim or lien shall be filed against the Collateral or any part thereof; provided, however, that no default shall exist hereunder as long as Borrower has fully complied with any conditions provided in the Loan Documents to permit Borrower’s contest of such claim or lien;

(k)Borrower fails to make any deposit of funds required hereunder, or under the Loan Documents within five (5) days after the time required for payment;

(l)Borrower or Guarantor shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by Borrower or Guarantor seeking to adjudicate Borrower or Guarantor bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a custodian, receiver, trustee, or other similar official for it or for any substantial and material part of its property; or Borrower or Guarantor shall take any action to authorize any of the actions set forth above in this Section 9.1;

(m)Borrower or Guarantor (i) becomes insolvent or the subject of state insolvency proceedings, (ii) fails generally to pay debts as they become due, (iii) fails to perform on any term, covenant or agreement made by Borrower relating to debt of Borrower that results in the holder of such debt being able to accelerate the debt, (iv) makes an assignment for the benefit of creditors, (v) has a receiver, trustee, custodian or other similar official appointed with respect to its assets, (vi) has a substantial part of its property taken into the possession of a receiver, trustee or custodian and such appointment remains in place for a period of sixty days;

(n)The taking of action by Borrower or Guarantor to make itself the subject of proceedings under the United States Bankruptcy Code; or the execution by Borrower or Guarantor of a petition to become a debtor under the United States Bankruptcy Code; or the filing of an involuntary petition against Borrower or Guarantor under the United States Bankruptcy Code that remains undismissed for a period of sixty (60) days; or an order for relief under the United States Bankruptcy Code is entered against Borrower or Guarantor;

(o)	There occurs any Material Adverse Occurrence;

(p)Subject to Force Majeure Events and Bank-approved Change Orders affecting the Construction Schedule, the Project and all Improvements constructed thereon are not Substantially Completed on or prior to the Completion Date; and/or

(q)	Termination of the Industry Track Agreement for any reason.

Borrower acknowledges and agrees that all material non-monetary defaults are conclusively deemed to be and are defaults which impair the security of the Loan Documents, and that Bank shall be entitled to exercise any appropriate remedy, including without limitation, foreclosure of the Loan Documents upon the occurrence of any such material non-monetary default after the expiration of any cure period, if applicable.

9.2Remedies. Upon the occurrence of an Event of Default, Bank may, in addition to any other remedies which Bank may have hereunder or under the Loan Documents or by law, at its option and without prior demand or notice take any or all of the following actions:

(a)Use any funds of Borrower held by Bank to reimburse Bank for any costs incurred under the Note or this Agreement.

(b)	Declare the Secured Obligations immediately due and payable.

(c)Bank shall have the right to take possession of the Property and perform any and all work it deems advisable or necessary to protect the Property and Improvements. Borrower hereby irrevocably constitutes and appoints Bank its attorney-in-fact with full power and authority upon the occurrence of an Event of Default to:

(i)	take possession of and protect the Improvements;

(ii)pay, settle or compromise all existing claims relating to the clearance of title to the Property for protection of its interest;

(iii)prosecute and defend all actions and proceedings in connection with the Improvements and to apply the proceeds of any judgment received by Borrower in any such action against any of the Secured Obligations as it sees fit; and

(iv)execute, acknowledge and deliver all instruments and documents in the name of Borrower and do and perform all acts in the name of Borrower that Bank deems necessary or appropriate to commence or continue operations on the Property.

(d)Obtain the appointment of a receiver and foreclose on or realize upon any security for the Loans without waiving its rights to proceed against any other security or other entities or individuals directly or indirectly responsible for repayment of the Secured Obligations or waive any and all security for the Secured Obligations as Bank may in its discretion so determine, and pursue any such other remedy or remedies as Bank may so determine to be in its best interest as provided herein or in the Loan Documents. All remedies of Bank provided for herein and in any other Loan Document are cumulative and shall be in addition to all other rights and remedies provided by law. The exercise of any right or remedy by Bank hereunder shall not in any way constitute a cure or waiver of an Event of Default hereunder or under any other Loan Document or invalidate any act done pursuant to any notice of an Event of Default, or prejudice Bank in the exercise of any of its rights hereunder or under any other Loan Documents unless, in the exercise of its rights, Bank realizes all amounts owed to it under such Loan Documents.

9.3Setoff. As security for the payment of the Secured Obligations, Borrower hereby grants to Bank a security interest in and lien on any credit balance now or hereafter owed to Borrower by Bank. In addition, Borrower each agree that Bank may, at any time after the occurrence of an Event of Default, without prior notice or demand, set off against any such credit balance or other money all or any part of the unpaid balance of the Secured Obligations.

9.4Recertified Appraisal. If at any time (a) Bank reasonably believes that an Event of Default under the Loan Documents has occurred (giving effect to applicable cure and notice periods, if any, contained in the Loan Documents), (b) a Material Adverse Occurrence has not been cured within the required time period, or (c) Bank is required by law or regulation to obtain a new Appraisal, Bank may require a new Appraisal of the Property in form and content reasonably acceptable to Bank to be prepared at Borrower’s expense.

9.5Inspections. Bank and its agents, employees, and representatives shall have the right upon reasonable notice and during normal business hours (except in the event of an emergency) from time to time to enter upon the Property in order to inspect the Property. Inspection by Bank or Bank’s Inspector of the Property is for the sole purpose of protecting the security of Bank and is not to be construed as a representation by Bank that there has been compliance with applicable law or the applicable Covenants or that the Improvements are free of defects in materials or workmanship. Borrower may make or cause to be made such other independent inspections as Borrower may desire for its own protection.

In any case, Bank may proceed with every remedy available at law or in equity or provided for herein or in any document executed in connection herewith, and all expenses incurred by Bank in connection with any remedy shall be deemed indebtedness of Borrower to Bank and a part of the Secured Obligations. Bank may apply the proceeds from any collateral for the Loans or from any other source against any of the Secured Obligations as and in any order it sees fit.

ARTICLE 10

MISCELLANEOUS

10.1No Waiver. No waiver of any Event of Default or breach by Borrower hereunder shall be implied from any failure by Bank to take action on account of such Event of Default if such Event of Default persists or is repeated, and no express waiver shall affect any Event of Default other than the Event of Default specified in the waiver and shall be operative only for the time and to the extent therein stated. Waivers of any covenant, term or condition contained herein shall not be construed as a waiver of any subsequent breach of the same covenant, term or condition. The consent or approval by Bank to, or of, any act by Borrower requiring further consent or approval shall not be deemed to waive or render unnecessary the consent or approval to, or of, any subsequent similar act.

10.2Successors and Assigns. This Agreement is made and entered into for the sole protection and benefit of Bank and Borrower, their successors and assigns, and no other person or persons shall have any right of action hereunder. The terms hereof shall inure to the benefit of the successors and assigns of the parties hereto; provided, however, that Borrower’s interest hereunder cannot be assigned or otherwise transferred without the prior consent of Bank which may be withheld in Bank’s sole and absolute discretion.

10.3Notices. Any notice required or permitted to be given by Borrower or Bank under this Loan Agreement shall be in writing and will be deemed given (a) upon personal delivery or upon confirmed transmission by email, (b) on the first Business Day after receipted delivery to a courier service which guarantees next Business Day delivery, or (c) on the third Business Day after mailing, by registered or certified United States mail, postage prepaid, in any case to the appropriate party at its address set forth below:

If to Borrower:

Rail Land Company, LLC

c/o Rocky Mountain Industrials, Inc.

4601 DTC Boulevard, Suite 130

Denver, Colorado 80237

Attn:Brian Fallin, CEO

Email:bfallin@rockymountainindustrials.com

With copy to:

Kamlet LLP

3900 East Mexico Avenue, Suite 300

Denver, Colorado 80210

Attn:Jay Kamlet, CEO

Email:jkamlet@kamletlaw.com

If to Bank:

Pacific Western Bank

5050 South Syracuse Street, Suite 1000

Denver, Colorado 80237

Attn: Robert Crise, SVP, Relationship Manager

Email: rcrise@pacwest.com

With copies to:

Pacific Western Bank

5050 South Syracuse Street, Suite 1000

Denver, Colorado 80237

Attn: Holly A. Hayes, EVP, General Counsel

Email: hhayes@pacwest.com

and

Polsinelli P.C.

1401 Lawrence Street, Suite 2300

Denver, Colorado 80202

Attn:Amy Hansen & Paul Franke

Email:	ahansen@polsinelli.com &

pjfranke@polsinelli.com

Any person may change such person’s address for notices or copies of notices by giving notice to the other party in accordance with this section.

10.4Authority to File Notices. Borrower irrevocably appoints, designates and authorizes Bank as its agent (said agency being coupled with an interest), during the occurrence and continuance of an Event of Default, to send to any third party any other notice or documents or take any other action that Bank deems necessary or desirable to protect its interest hereunder, or under the Loan Documents, and will upon request by Bank, execute such additional documents as Bank may require to further evidence the grant of the aforesaid right to Bank.

10.5	Time. Time is of the essence hereof.

10.6Amendments, etc. No amendment, modification, termination or waiver of any provisions of this Agreement or of any of the Loan Documents nor consent to any departure by Borrower therefrom shall in any event be effective unless the same shall be in writing and signed by Bank, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

10.7Headings. The article and section headings in no way define, limit, extend or interpret the scope of this Agreement or of any particular article or section.

10.8Number and Gender. When the context in which the words are used in this Agreement indicate that such is the intent, words in the singular number shall include the plural and vice-versa. References to any one gender shall also include the other gender if applicable under the circumstances.

10.9No Joint Venture. Bank and Borrower each have separate and independent rights and obligations under this Agreement. Nothing contained herein shall be construed as creating, forming or constituting any partnership, joint venture, merger or consolidation of Borrower and Bank for any purpose or in any respect.

10.10Indemnify Bank. Borrower shall indemnify and hold Bank harmless from all liability for any actual or alleged damage or injury of whatsoever nature arising out of or in any way connected with the Property or arising out of Borrower’s breach of the provisions of this Agreement, except to the extent such damage or injury is caused by Bank’s gross negligence or willful misconduct. Bank may commence, appear in or defend, in its own name or in the name of Borrower, any action or proceeding purporting to affect the rights, duties or liabilities of the parties hereto, or the Property or the Improvements and Borrower shall pay all of Bank’s costs and expenses incurred thereby on demand. This Section 10.10 shall survive execution, delivery and performance of this Agreement, the Deeds of Trust, and the other Loan Documents.

10.11Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State, without giving effect to principles of conflict of laws. Without limiting the right of Bank to bring any action or proceeding against Borrower or against any property of Borrower (an “Action”) arising out of or relating to this Agreement or any indebtedness evidenced hereby in the courts of other jurisdictions, Borrower hereby irrevocably submits to the jurisdiction, process and venue of any Colorado State or Federal court sitting in or for the City and County of Denver, Colorado, and hereby irrevocably agrees that any Action may be heard and determined in such Colorado State court or in such Federal court. Borrower hereby irrevocably waives, to the fullest extent it may effectively do so, the defenses of lack of jurisdiction over any person, inconvenient forum or improper venue, to the maintenance of any Action in any jurisdiction.

10.12Automatic Acceleration. Should there occur an Event of Default and if a petition under the United States Bankruptcy Code thereafter is filed by or against Borrower while such event remains uncured, all obligations hereunder shall be automatically accelerated and due and payable and the Default Rate provided for in the Notes shall automatically apply as of the date of the first occurrence of the event which would, with the giving of notice, the passage of time, or both, constitute an Event of Default, without any notice, demand or action of any type on the part of Bank (including any action evidencing the acceleration or imposition of the Default Rate). The fact that Bank has, prior to the filing of the voluntary petition under the United States Bankruptcy Code, acted in a manner which is inconsistent with the acceleration and imposition of the Default Rate provided for in the Notes, shall not constitute a waiver of this Section 10.12 or estop Bank from asserting or enforcing Bank’s rights hereunder.

10.13Severability. If any provision of this Loan Agreement or of any other Loan Document securing or executed in connection with this Loan Agreement is, for any reason and to any extent, invalid or unenforceable, then neither the remainder of the Loan Document in which such provision is contained, or the application of the provision to other persons, entities or circumstances, nor any other document referred to in this Loan Agreement, shall be affected by such invalidity or unenforceability, and there shall be deemed substituted for the invalid or unenforceable provision the most similar provision which would be valid and enforceable under applicable law.

10.14Attorneys’ Fees and Other Costs. Borrower shall reimburse Bank for all attorneys’ fees and expenses reasonably incurred by Bank in connection with the enforcement of Bank’s rights under this Agreement and each of the other Loan Documents, including, without limitation, reasonable attorneys’ fees and reimbursements for trial, appellate proceedings, out-of- court workouts and settlements and for enforcement of rights under any state or federal statute, including, without limitation, reasonable attorneys’ fees incurred in bankruptcy and insolvency proceedings such as in connection with seeking relief from stay in a bankruptcy proceeding or negotiating and documenting any amendment or modification of the Loans or reviewing subsequent Loan submission items. Borrower shall pay all costs, including without limitation costs of title searches, title commitments, appraisals, environmental audits, third-party consultants UCC searches reasonably incurred by Bank in enforcing payment and performance of the Loans, exercising rights and remedies of Bank under the Loan Documents, or reviewing Loan submission items. Borrower’s reimbursement obligation shall be part of the Secured Obligations evidenced and secured by the Loan Documents.

10.15Right to Participate or Assign Loans. Bank shall retain the right at all times, with or without the consent of Borrower, to grant participation in the Loans or any portion thereof, together with the collateral for repayment of the Notes, to any other entity acceptable to Bank, and Borrower acknowledges that Bank shall have the right to share any and all information concerning Borrower with any prospective loan participant.

10.16Marshalling. Borrower for itself and for all who may claim through or under it, waives any and all right to have the property and estates comprising the Property marshalled upon any foreclosure of the lien and security interests of the Loan Documents.

10.17Dispute Resolution. THIS SECTION CONTAINS A JURY WAIVER AND A CLASS ACTION WAIVER. READ IT CAREFULLY.

This dispute resolution provision shall supersede and replace any prior “Jury Waiver,” “Judicial Reference,” “Class Action Waiver,” “Arbitration,” “Dispute Resolution,” or similar alternative dispute agreement or provision between or among the parties.

(a)JURY TRIAL WAIVER; CLASS ACTION WAIVER. AS PERMITTED BY APPLICABLE LAW, EACH PARTY WAIVES THEIR RESPECTIVE RIGHTS TO A TRIAL BEFORE A JURY IN CONNECTION WITH ANY DISPUTE (AS “DISPUTE” IS HEREINAFTER DEFINED), AND DISPUTES SHALL BE RESOLVED BY A JUDGE SITTING WITHOUT A JURY. IF A COURT DETERMINES THAT THIS PROVISION IS NOT ENFORCEABLE FOR ANY REASON AND AT ANY TIME PRIOR TO TRIAL OF THE DISPUTE, BUT NOT LATER THAN THIRTY (30) DAYS AFTER ENTRY OF THE ORDER DETERMINING THIS PROVISION IS UNENFORCEABLE, ANY PARTY SHALL BE ENTITLED TO MOVE THE COURT FOR AN ORDER COMPELLING ARBITRATION AND STAYING OR DISMISSING SUCH LITIGATION PENDING ARBITRATION (“ARBITRATION ORDER”). IF PERMITTED BY APPLICABLE LAW, EACH PARTY ALSO WAIVES THE RIGHT TO LITIGATE IN COURT OR AN ARBITRATION PROCEEDING ANY DISPUTE AS A CLASS ACTION, EITHER AS A MEMBER OF A CLASS OR AS A REPRESENTATIVE, OR TO ACT AS A PRIVATE ATTORNEY GENERAL.

(b)Arbitration. If a claim, dispute, or controversy arises between us with respect to this Agreement, related agreements, or any other agreement or business relationship between any of us whether or not related to the subject matter of this Agreement (all of the foregoing, a “Dispute”), and only if a jury trial waiver is not permitted by applicable law or ruling by a court, any of us may require that the Dispute be resolved by binding arbitration before a single arbitrator at the request of any party. By agreeing to arbitrate a Dispute, each party gives up any right that party may have to a jury trial, as well as other rights that party would have in court that are not available or are more limited in arbitration, such as the rights to discovery and to appeal.

Arbitration shall be commenced by filing a petition with, and in accordance with the applicable arbitration rules of, JAMS or Forum (formerly known as National Arbitration Forum) (“Administrator”) as selected by the initiating party. If the parties agree, arbitration may be commenced by appointment of a licensed attorney who is selected by the parties and who agrees to conduct the arbitration without an Administrator. Disputes include matters (i) relating to a deposit account, application for or denial of credit, enforcement of any of the obligations we have to each other, compliance with applicable laws and/or regulations, performance or services provided under any agreement by any party, (ii) based on or arising from an alleged tort, or (iii) involving either of our employees, agents, affiliates, or assigns of a party. However, Disputes do not include the validity, enforceability, meaning, or scope of this arbitration provision and such matters may be determined only by a court. If a third party is a party to a Dispute, we each will consent to including the third party in the arbitration proceeding for resolving the Dispute with the third party. Venue for the arbitration proceeding shall be at a location determined by mutual agreement of the parties or, if no agreement, in the city and state where lender or bank is headquartered.

After entry of an Arbitration Order, the non-moving party shall commence arbitration. The moving party shall, at its discretion, also be entitled to commence arbitration but is under no obligation to do so, and the moving party shall not in any way be adversely prejudiced by electing not to commence arbitration. The arbitrator: (i) will hear and rule on appropriate dispositive motions for judgment on the pleadings, for failure to state a claim, or for full or partial summary judgment; (ii) will render a decision and any award applying applicable law; (iii) will give effect to any limitations period in determining any Dispute or defense; (iv) shall enforce the doctrines of compulsory counterclaim, res judicata, and collateral estoppel, if applicable; (v) with regard to motions and the arbitration hearing, shall apply rules of evidence governing civil cases; and (vi) will apply the law of the state specified in the agreement giving rise to the Dispute. Filing of a petition for arbitration shall not prevent any party from (i) seeking and obtaining from a court of competent jurisdiction (notwithstanding ongoing arbitration) provisional or ancillary remedies including but not limited to injunctive relief, property preservation orders, foreclosure, eviction, attachment, replevin, garnishment, and/or the appointment of a receiver, (ii) pursuing non-judicial foreclosure, or (iii) availing itself of any self-help remedies such as setoff and repossession. The exercise of such rights shall not constitute a waiver of the right to submit any Dispute to arbitration.

Judgment upon an arbitration award may be entered in any court having jurisdiction except that, if the arbitration award exceeds $4,000,000, any party shall be entitled to a de novo appeal of the award before a panel of three arbitrators. To allow for such appeal, if the award (including Administrator, arbitrator, and attorney’s fees and costs) exceeds $4,000,000, the arbitrator will issue a written, reasoned decision supporting the award, including a statement of authority and its application to the Dispute. A request for de novo appeal must be filed with the arbitrator within 30 days following the date of the arbitration award; if such a request is not made within that time period, the arbitration decision shall become final and binding. On appeal, the arbitrators shall review the award de novo, meaning that they shall reach their own findings of fact and conclusions of law rather than deferring in any manner to the original arbitrator. Appeal of an arbitration award shall be pursuant to the rules of the Administrator or, if the Administrator has no such rules, then the JAMS arbitration appellate rules shall apply.

Arbitration under this provision concerns a transaction involving interstate commerce and shall be governed by the Federal Arbitration Act, 9 U.S.C. § 1 et seq. This arbitration provision shall survive any termination, amendment, or expiration of this Agreement. If the terms of this provision vary from the Administrator’s rules, this arbitration provision shall control.

(c)Reliance. Each party (i) certifies that no one has represented to such party that the other party would not seek to enforce jury and class action waivers in the event of suit, and (ii) acknowledges that it and the other party have been induced to enter into this Agreement by, among other things, the mutual waivers, agreements, and certifications in this Section.

10.18Limitation of Liability. BORROWER AND BANK HEREBY WAIVE ANY RIGHT ANY OF THEM MIGHT HAVE TO CLAIM OR RECOVER FROM ANY OTHER PARTY ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES, OF WHATEVER NATURE, OTHER THAN ACTUAL DAMAGES.

10.19Waiver of Defenses and Release of Claims. Borrower hereby (i) represents that neither Borrower nor any affiliate or principal of Borrower has any defenses to or setoffs against any Debt or other obligations owing by Borrower, or by Borrower’s affiliates or principals, to Bank or Bank’s affiliates (the “Other Obligations”), nor any claims against Bank or Bank’s affiliates for any matter whatsoever, related or unrelated to the Other Obligations as of the date hereof, and (ii) releases Bank and Bank’s affiliates, officers, directors, employees and agents from all claims, causes of action, and costs, in law or equity, known or unknown, whether or not matured or contingent, existing as of the date hereof that Borrower has or may have by reason of any matter of any conceivable kind or character whatsoever, related or unrelated to the Other Obligations or arising under any loan document, including the Loan Documents. The foregoing release does not apply, however, to claims for future performance of express contractual obligations that mature after the date hereof that are owing to Borrower by Bank or Bank’s affiliates. Borrower acknowledges that Bank has been induced to enter into this Agreement and make the Loan by, among other things, the waivers and releases in this paragraph.

10.20	Increased Costs Generally. If any Change in Law:

(a)subjects Bank to any tax or changes the basis of taxation with respect to this Agreement, the Notes, the Loans or payments by Borrower of principal, interest, fees or other amounts due from Borrower hereunder or under the Notes (except for taxes on the overall net income of Bank);

(b)imposes, modifies or deems applicable any reserve, special deposit or similar requirement against credits or commitments to extend credit extended by, or assets (funded or contingent) of, deposits with or for the account of, or other acquisition of funds by, Bank; or

(c)imposes, modifies or deems applicable any capital adequacy or similar requirement (i) against assets (funded or contingent) of, or credits or commitments to extend credit extended by, Bank, or (ii) otherwise applicable to the obligations of Bank under this Agreement, and the result of any of the foregoing is to increase the cost to, reduce the income receivable by, or impose any expense (including loss of margin) upon Bank with respect to this Agreement, the Notes or the making, maintenance or funding of any part of the Loans (or, in the case of any capital adequacy or similar requirement, to have the effect of reducing the rate of return on Bank’s capital, taking into consideration Bank’s customary policies with respect to capital adequacy) by an amount which Bank in its sole discretion deems to be material, Bank may from time to time notify Borrower of the amount determined in good faith (using any averaging and attribution methods employed in good faith) by Bank (which determination shall be conclusive absent manifest error) to be necessary to compensate Bank for such increase in cost, reduction of income, additional expense or reduced rate of return. Such notice shall set forth in reasonable detail the basis for such determination. Such amount shall be due and payable by Borrower to Bank within ten (10) Business Days after such notice is given.

10.21Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same document.

10.22Entire Agreement. This Agreement and the other Loan Documents shall constitute the entire agreement of Borrower and Bank pertaining to the subject matter hereof and supersede all prior or contemporaneous agreements and understandings of such parties in connection therewith.

10.23Document Imaging. Bank shall be entitled, in its sole discretion, to image all or any selection of the Loan Documents, and other instruments, documents, items and records governing, arising from or relating to any of Borrower’s loan or loans, and may destroy or archive the paper originals. The parties hereto waive any right to insist Bank produce paper originals, agree that such images shall be accorded the same force and effect as the paper originals, and further agree that Bank is entitled to use such images in lieu of destroyed or archived originals for any purpose, including as admissible evidence in any demand, presentment or proceedings.

10.24Reporting Negative Information. Bank may report information about Borrower’s account to credit bureaus. Late payments, missed payments, or other defaults with respect to the Loans may be reflected in such reporting.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WI1NESS WHEREOF, Borrower and Bank have executed this Agreement as of the date first written above by and through their duly authorized representatives.

BANK:

PACIFIC WESTERN BANK,
a California state-chartered bank

By:	/s/ Robert Crise
Name:	Robert Crise
Title:	SVP LENDING

[Signatures continue on following page]

Signature Page to Loan Agreement

BORROWER:

RAIL LAND COMPANY, LLC, a Colorado
limited liability company

By: Rocky Mountain Industrials, Inc., a Nevada corporation, its Sole Member

By:	/s/ Brian Fallin
Name:	Brian Fallin
Tide:	Ll$0

Signature Page to Loan Agreement

EXHIBIT A

PROPERTY DESCRIPTION

Parcel One:

Lots 1 through 10, Rocky Mountain Rail Park Filing No. 1, according to the plat as recorded January 7, 2021, at Reception No. 2021000002091, County of Adams, State of Colorado.

Parcel Two:

Lot 11-A, Rocky Mountain Rail Park Planned Unit Development Amendment No. 1, according to the plat as recorded January 7, 2021, at Reception No. 2021000002092, County of Adams, State of Colorado.

Excepting therefrom that portion conveyed to Rocky Mountain Rail Park Metropolitan District, a Colorado quasi-municipal corporation and political subdivision of the State of Colorado by Quit Claim Deeds recorded May 11, 2022, at Reception Nos. 2022000042325 and 2022000042326.

Parcel Three:

Tract D, as more particularly defined on Rocky Mountain Rail Park Filing No. 1, according to the plat as recorded January 7, 2021 at Reception No. 2021000002091, County of Adams, State of Colorado.

Parcel Four:

Easement for Access over Tract A as more particularly defined on Rocky Mountain Rail Park Filing No. 1, according to the plat as recorded January 7, 2021, at Reception No. 2021000002019, County of Adams, State of Colorado.

Parcel Five:

Easements for Access as more particularly defined in Declaration of Access Easements for Rocky Mountain Rail Park recorded of even date herewith in the County of Adams, State of Colorado.